This is filed pursuant to Rule 497(c).
File Nos. 33-7812 and 811-4791.

                              Alliance Municipal
--------------------------------------------------------------------------------
                               Income Portfolios
--------------------------------------------------------------------------------

                P.O. Box 1520, Secaucus, New Jersey 07096-1520
                           Toll Free (800) 221-5672
                   For Literature: Toll Free (800) 227-4618

                          Prospectus and Application

                               February 1, 1996

National Portfolio                                      Michigan Portfolio
Insured National Portfolio                              Minnesota Portfolio
Arizona Portfolio                                       New Jersey Portfolio
California Portfolio                                    New York Portfolio
Insured California Portfolio                            Ohio Portfolio
Florida Portfolio                                       Pennsylvania Portfolio
Massachusetts Portfolio                                 Virginia Portfolio


--------------------------------------------------------------------------------
Table of Contents                                                           Page
The Portfolios At A Glance................................................     2
Expense Information.......................................................     3
Financial Highlights......................................................     5
Description of the Portfolios.............................................    12
    Investment Objective..................................................    12
    How the Portfolios Pursue Their Objective.............................    12
    Additional Investment Practices.......................................    14
    Certain Fundamental Investment Policies...............................    19
    Risk Considerations...................................................    19
Purchase and Sale of Shares...............................................    20
Management of the Funds...................................................    23
Dividends, Distributions and Taxes........................................    24
General Information.......................................................    26
--------------------------------------------------------------------------------

                                    Adviser
                       Alliance Capital Management L.P.
                          1345 Avenue Of The Americas
                           New York, New York  10105



The fourteen Alliance Municipal Income Portfolios, by investing principally in high-yielding, predominantly medium-quality municipal securities, seek to provide their shareholders with the highest level of income exempt from Federal and state tax that is available without assuming undue risk. These securities generally offer current yields above those of higher quality municipal obligations.

Each Portfolio is a series of Alliance Municipal Income Fund, Inc. or Alliance Municipal Income Fund II (each a "Fund"), which are open-end management investment companies. This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing. A "Statement of Additional Information" for each Fund which provides further information regarding certain matters discussed in this Prospectus and other matters which may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the indicated address or "Literature" telephone number.

Each Portfolio offers three classes of shares which may be purchased at the investor's choice at a price equal to their net asset value (i) plus an initial sales charge imposed at the time of purchase (the "Class A shares"), (ii) with a contingent deferred sales charge imposed on most redemptions made within three years of purchase (the "Class B shares"), or (iii) without any initial or contingent deferred sales charge (the "Class C shares"). See "Purchase and Sale of Shares."

An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

Investors are advised to read this Prospectus carefully and to retain it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                            [LOGO OF ALLIANCE APPEARS HERE]


/(R)//SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

The Portfolios At A Glance

The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

--------------------------------------------------------------------------------
                              ALLIANCE MUNICIPAL
                               INCOME PORTFOLIOS
--------------------------------------------------------------------------------

                              National Portfolio
--------------------------------------------------------------------------------
                          Insured National Portfolio
--------------------------------------------------------------------------------
                               Arizona Portfolio
--------------------------------------------------------------------------------
                             California Portfolio
--------------------------------------------------------------------------------
                         Insured California Portfolio
--------------------------------------------------------------------------------
                               Florida Portfolio
--------------------------------------------------------------------------------
                            Massachusetts Portfolio
--------------------------------------------------------------------------------
                              Michigan Portfolio
--------------------------------------------------------------------------------
                              Minnesota Portfolio
--------------------------------------------------------------------------------
                             New Jersey Portfolio
--------------------------------------------------------------------------------
                              New York Portfolio
--------------------------------------------------------------------------------
                                Ohio Portfolio
--------------------------------------------------------------------------------
                            Pennsylvania Portfolio
--------------------------------------------------------------------------------
                              Virginia Portfolio
--------------------------------------------------------------------------------

The Portfolios Seek...

High current tax-free income.

The National Portfolios Invest Principally in...

Diversified portfolios of medium-quality and investment grade municipal securities.

The State Portfolios Invest Principally in...

Non-diversified portfolios of medium-quality and investment grade municipal securities.

The Funds' Investment Manager is...

Alliance Capital Management L.P. ("Alliance"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including 107 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $146 billion in assets under management as of December 31, 1995. Alliance provides investment management services to 29 of the FORTUNE 100 companies.

The Type Of Investor Who May Want To Invest In These Portfolios Is...

An investor who wants tax-free income or is interested in the advantage of tax-free investing. An investment in one of the Portfolios may soften the "tax bite" because the income an investor earns is tax-free. Of course, bond prices and yields will fluctuate with market conditions, so that your shares, when redeemed, may be worth more or less than their original cost.

A Word About Risk...

The prices of the shares of the Alliance Municipal Income Portfolios will fluctuate as the daily prices of the individual bonds in which they invest fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Price fluctuations may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than those with shorter maturities. While the Portfolios invest principally in bonds and other fixed-income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of derivative instruments, such as options, futures, forwards and swaps. These involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in this Prospectus. See "Description of the Portfolios--Additional Investment Practices" and "--Risk Considerations."

Getting Started...

Shares of the Portfolios are available through your financial representative and most banks, insurance companies and brokerage firms nationwide. Shares can be purchased for a minimum initial investment of $250, and subsequent investments can be made for as little as $50. For detailed information about purchasing and selling shares, see "Purchase and Sale of Shares." In addition, the Portfolios offer several time and money saving services to investors. Be sure to ask your financial representative about:

--------------------------------------------------------------------------------
                            AUTOMATIC REINVESTMENT
--------------------------------------------------------------------------------
                         AUTOMATIC INVESTMENT PROGRAM
--------------------------------------------------------------------------------
                          SHAREHOLDER COMMUNICATIONS
--------------------------------------------------------------------------------
                           DIVIDEND DIRECTION PLANS
--------------------------------------------------------------------------------
                                 AUTO EXCHANGE
--------------------------------------------------------------------------------
                            SYSTEMATIC WITHDRAWALS
--------------------------------------------------------------------------------
                                 CHECKWRITING
--------------------------------------------------------------------------------
                          A CHOICE OF PURCHASE PLANS
--------------------------------------------------------------------------------
                            TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------
                              24 HOUR INFORMATION
--------------------------------------------------------------------------------

                                            [LOGO OF ALLIANCE APPEARS HERE]

/(R)//SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

--------------------------------------------------------------------------------
                              Expense Information
--------------------------------------------------------------------------------

Shareholder Transaction Expenses are one of several factors to consider when you invest in a Portfolio. The following table summarizes your maximum transaction costs from investing in a Portfolio and annual expenses for each class of shares of each Portfolio. For each Portfolio, the "Examples" to the right of the table below show the cumulative expenses attributable to a hypothetical $1,000 investment in each class for the periods specified.

                                                                            Class A Shares       Class B Shares       Class C Shares
                                                                            --------------       --------------       --------------
Maximum sales charge imposed on purchases (as a percentage of offering
price)......................................................................   4.25% (a)              None                 None
Sales charge imposed on dividend reinvestments..............................     None                 None                 None
Deferred sales charge (as a percentage of original purchase price or redemp-
tion proceeds, whichever is lower)..........................................     None     3.0% during the first year,      None
                                                                                            decreasing 1.0% annually
                                                                                          to 0% after the third year(b)
Exchange fee................................................................     None                 None                 None

--------------------------------------------------------------------------------

(a) Reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% deferred sales charge on redemptions within one year of purchase. See "Purchase and Sale of Shares--How to Buy Shares" - page 20.

(b) Class B shares of each Portfolio automatically convert to Class A shares after six years. See "Purchase and Sale of Shares--How to Buy Shares" - page 20.

                        Operating Expenses                                                 Examples
-------------------------------------------------------------------  ---------------------------------------------------------
National Portfolio                      Class A   Class B   Class C                     Class A  Class B+   Class B++  Class C
                                        -------   -------   -------                     -------  --------   ---------  -------
  Management fees (after waiver)         .24%      .24%      .24%    After 1 year        $ 49    $ 44       $ 14       $ 14
  12b-1 fees                             .30%     1.00%     1.00%    After 3 years       $ 64    $ 55       $ 45       $ 45
  Other expenses (a)                     .17%      .18%      .17%    After 5 years       $ 80    $ 78       $ 78       $ 77
                                        ----      ----      ----     After 10 years      $127    $133(c)    $133(c)    $169
  Total Portfolio
    Operating expenses (b)               .71%     1.42%     1.41%
                                        ====      ====      ====
Insured National Portfolio              Class A   Class B   Class C                     Class A  Class B+   Class B++  Class C
                                        -------   -------   -------                     -------  --------   ---------  -------
  Management fees (after waiver)         .49%      .49%      .49%    After 1 year        $ 52    $ 47       $ 17       $ 17
  12b-1 fees                             .30%     1.00%     1.00%    After 3 years       $ 73    $ 64       $ 54       $ 54
  Other expenses (a)                     .22%      .23%      .22%    After 5 years       $ 96    $ 93       $ 93       $ 93
                                        ----      ----      ----     After 10 years      $161    $167(c)    $167(c)    $202
  Total Portfolio
    Operating expenses (b)              1.01%     1.72%     1.71%
                                        ====      ====      ====
Arizona Portfolio                       Class A   Class B   Class C                     Class A  Class B+   Class B++  Class C
                                        -------   -------   -------                     -------  --------   ---------  -------
  Management fees (after waiver)         .00%      .00%      .00%    After 1 year        $ 50    $ 45       $ 15       $ 15
  12b-1 fees                             .30%     1.00%     1.00%    After 3 years       $ 66    $ 57       $ 47       $ 47
  Other expenses (after                                              After 5 years       $ 84    $ 81       $ 81       $ 81
    reimbursement) (a)                   .48%      .48%      .48%    After 10 years      $135    $140(c)    $140(c)    $177
                                        ----      ----      ----
  Total Portfolio
    Operating expenses (b)               .78%     1.48%     1.48%
                                        ====      ====      ====
California Portfolio                    Class A   Class B   Class C                     Class A  Class B+   Class B++  Class C
                                        -------   -------   -------                     -------  --------   ---------  -------
  Management fees (after waiver)         .32%      .32%      .32%    After 1 year        $ 50    $ 45       $ 15       $ 15
  12b-1 fees                             .30%     1.00%     1.00%    After 3 years       $ 65    $ 56       $ 46       $ 46
  Other expenses (a)                     .12%      .13%      .12%    After 5 years       $ 82    $ 79       $ 79       $ 79
                                        ----      ----      ----     After 10 years      $130    $137(c)    $137(c)    $172
  Total Portfolio
    Operating expenses (b)               .74%     1.45%     1.44%
                                        ====      ====      ====
Insured California Portfolio            Class A   Class B   Class C                     Class A  Class B+   Class B++  Class C
                                        -------   -------   -------                     -------  --------   ---------  -------
  Management fees (after waiver)         .50%      .50%      .50%    After 1 year        $ 53    $ 48       $ 18       $ 18
  12b-1 fees                             .30%     1.00%     1.00%    After 3 years       $ 74    $ 65       $ 55       $ 55
  Other expenses (a)                     .24%      .24%      .24%    After 5 years       $ 97    $ 94       $ 94       $ 94
                                        ----      ----      ----     After 10 years      $164    $170(c)    $170(c)    $205
  Total Portfolio
    Operating expenses (b)              1.04%     1.74%     1.74%
                                        ====      ====      ====
Florida Portfolio                       Class A   Class B   Class C                     Class A  Class B+   Class B++  Class C
                                        -------   -------   -------                     -------  --------   ---------  -------
  Management fees (after waiver)         .15%      .15%      .15%    After 1 year        $ 50    $ 44       $ 14       $ 14
  12b-1 fees                             .30%     1.00%     1.00%    After 3 years       $ 65    $ 55       $ 45       $ 45
  Other expenses (a)                     .28%      .27%      .27%    After 5 years       $ 81    $ 78       $ 78       $ 78
                                        ----      ----      ----     After 10 years      $129    $134(c)    $134(c)    $170
  Total Portfolio
    Operating expenses (b)               .73%     1.42%     1.42%
                                        ====      ====      ====

--------------------------------------------------------------------------------

Please refer to the footnotes on page 4 and the discussion following these tables on page 5.

                        Operating Expenses                                                 Examples
-------------------------------------------------------------------  ---------------------------------------------------------
Massachusetts Portfolio                 Class A   Class B   Class C                     Class A  Class B+   Class B++  Class C
                                        -------   -------   -------                     -------  --------   ---------  -------
  Management fees (after waiver)         .00%      .00%      .00%    After 1 year        $ 48    $ 43       $ 13       $ 13
  12b-1 fees                             .30%     1.00%     1.00%    After 3 years       $ 61    $ 51       $ 41       $ 41
  Other expenses (after                                              After 5 years       $ 75    $ 71       $ 71       $ 71
    reimbursement) (a)                   .30%      .30%      .30%    After 10 years      $114    $120(c)    $120(c)    $157
                                        ----      ----      ----
  Total Portfolio
    Operating expenses (b)               .60%     1.30%     1.30%
                                        ====      ====      ====
Michigan Portfolio                      Class A   Class B   Class C                     Class A  Class B+   Class B++  Class C
                                        -------   -------   -------                     -------  --------   ---------  -------
  Management fees (after waiver)         .00%      .00%      .00%    After 1 year        $ 56    $ 51       $ 21       $ 21
  12b-1 fees                             .30%     1.00%     1.00%    After 3 years       $ 84    $ 75       $ 65       $ 65
  Other expenses (after                                              After 5 years       $114    $111       $111       $111
    reimbursement) (a)                  1.06%     1.06%     1.06%    After 10 years      $199    $205(c)    $205(c)    $239
                                        ----      ----      ----
  Total Portfolio
    Operating expenses (b)              1.36%     2.06%     2.06%
                                        ====      ====      ====
Minnesota Portfolio                     Class A   Class B   Class C                     Class A  Class B+   Class B++  Class C
                                        -------   -------   -------                     -------  --------   ---------  -------
  Management fees (after waiver)         .00%      .00%      .00%    After 1 year        $ 49    $ 44       $ 14       $ 14
  12b-1 fees                             .30%     1.00%     1.00%    After 3 years       $ 64    $ 55       $ 45       $ 45
  Other expenses (after                                              After 5 years       $ 80    $ 78       $ 78       $ 77
    reimbursement) (a)                   .41%      .42%      .41%    After 10 years      $127    $133(c)    $133(c)    $169
                                        ----      ----      ----
  Total Portfolio
    Operating expenses (b)               .71%     1.42%     1.41%
                                        ====      ====      ====
New Jersey Portfolio                    Class A   Class B   Class C                     Class A  Class B+   Class B++  Class C
                                        -------   -------   -------                     -------  --------   ---------  -------
  Management fees (after waiver)         .22%      .22%      .22%    After 1 year        $ 51    $ 46       $ 16       $ 15
  12b-1 fees                             .30%     1.00%     1.00%    After 3 years       $ 68    $ 58       $ 48       $ 48
  Other expenses (a)                     .30%      .31%      .30%    After 5 years       $ 86    $ 83       $ 83       $ 83
                                        ----      ----      ----     After 10 years      $140    $146(c)    $146(c)    $181
  Total Portfolio
    Operating expenses (b)               .82%     1.53%     1.52%
                                        ====      ====      ====
New York Portfolio                      Class A   Class B   Class C                     Class A  Class B+   Class B++  Class C
                                        -------   -------   -------                     -------  --------   ---------  -------
  Management fees (after waiver)         .25%      .25%      .25%    After 1 year        $ 50    $ 45       $ 15       $ 15
  12b-1 fees                             .30%     1.00%     1.00%    After 3 years       $ 65    $ 56       $ 46       $ 46
  Other expenses (a)                     .20%      .20%      .19%    After 5 years       $ 82    $ 79       $ 79       $ 79
                                        ----      ----      ----     After 10 years      $132    $137(c)    $137(c)    $172
  Total Portfolio
    Operating expenses (b)               .75%     1.45%     1.44%
                                        ====      ====      ====
Ohio Portfolio                          Class A   Class B   Class C                     Class A  Class B+   Class B++  Class C
                                        -------   -------   -------                     -------  --------   ---------  -------
  Management fees (after waiver)         .05%      .05%      .05%    After 1 year        $ 50    $ 45       $ 15       $ 15
  12b-1 fees                             .30%     1.00%     1.00%    After 3 years       $ 65    $ 56       $ 46       $ 46
  Other expenses (a)                     .40%      .41%      .40%    After 5 years       $ 82    $ 80       $ 80       $ 79
                                        ----      ----      ----     After 10 years      $132    $138(c)    $138(c)    $174
  Total Portfolio
    Operating expenses (b)               .75%     1.46%     1.45%
                                        ====      ====      ====
Pennsylvania Portfolio                  Class A   Class B   Class C                     Class A  Class B+   Class B++  Class C
                                        -------   -------   -------                     -------  --------   ---------  -------
  Management fees (after waiver)         .33%      .33%      .33%    After 1 year        $ 52    $ 47       $ 17       $ 17
  12b-1 fees                             .30%     1.00%     1.00%    After 3 years       $ 73    $ 64       $ 54       $ 54
  Other expenses (a)                     .37%      .38%      .37%    After 5 years       $ 95    $ 93       $ 93       $ 92
                                        ----      ----      ----     After 10 years      $160    $166(c)    $166(c)    $201
  Total Portfolio
    Operating expenses (b)              1.00%     1.71%     1.70%
                                        ====      ====      ====
Virginia Portfolio                      Class A   Class B   Class C                     Class A  Class B+   Class B++  Class C
                                        -------   -------   -------                     -------  --------   ---------  -------
  Management fees (after waiver)         .00%      .00%      .00%    After 1 year        $ 49    $ 44       $ 14       $ 14
  12b-1 fees                             .30%     1.00%     1.00%    After 3 years       $ 63    $ 53       $ 43       $ 43
  Other expenses (after                                              After 5 years       $ 78    $ 75       $ 75       $ 75
    reimbursement) (a)                   .37%      .37%      .37%    After 10 years      $122    $128(c)    $128(c)    $165
                                        ----      ----      ----
  Total Portfolio
    Operating expenses (b)               .67%     1.37%     1.37%
                                        ====      ====      ====

--------------------------------------------------------------------------------

  + Assumes redemption at end of period.

 ++ Assumes no redemption at end of period.

(a) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance, based on a fixed dollar amount charged to the Portfolio for each shareholder's account.

(b) Net of any voluntary fee waiver and expense reimbursement.

(c) Assumes Class B shares converted to Class A shares after six years.

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Portfolio will bear directly or indirectly. Long-term shareholders of a Portfolio may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. See "Management of the Funds-- Distribution Services Agreements." The Rule 12b-1 fee for each class comprises a service fee not exceeding .25% of the aggregate average daily net assets of the portfolio attributable to the class and an asset-based sales charge equal to the remaining portion of the Rule 12b-1 fee. The management fees listed in the above tables are net of voluntary fee waivers and total expenses are, for certain funds, net of expense reimbursements. Absent such waivers and reimbursements,
(i) the management fees for the National, Insured National, California, Insured California and New York Portfolios would have been .625%, .604%, .625%, .55% and
                                                          -----
 .625% of daily average net assets, respectively, and total portfolio operating expenses would have been 1.09%, 1.12%, 1.04%, 1.09% and 1.12% of daily average net assets, respectively, of the Class A shares; 1.80%, 1.83%, 1.75%, 1.80% and 1.83% of daily average net assets, respectively, of the Class B shares; and 1.78%, 1.82%, 1.74%, 1.79% and 1.82% of daily net average net assets, respectively, of the Class C shares; and (ii) the management fees for the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios would have been .625% of daily average net assets for each Portfolio, and total portfolio operating expenses would have been 4.88%, 1.33%, 6.44%, 3.43%, 2.30%, 1.35%, 1.51%, 1.47% and 8.96% of daily average net assets, respectively, of the Class A shares, 5.58%, 2.03%, 7.14%, 4.12%, 3.02%, 2.06%, 2.21%, 2.17% and 9.66% of daily average net assets, respectively, of Class B shares, and 5.58%, 2.03%, 7.14%, 4.13%, 3.00%, 2.06%,
2.20%, 2.17% and 9.66% of daily average net assets for each Portfolio's Class C shares. "Other Expenses" for all classes of shares of the Portfolios are based on estimated amounts for each Portfolio's current fiscal year. The examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The examples should not be considered representative of past or future expenses; actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
                             Financial Highlights
--------------------------------------------------------------------------------

The tables on the following pages present, for each Portfolio, per share income and capital changes for a share outstanding throughout each period indicated. The information in the tables has been audited by Ernst & Young LLP, the Funds' independent auditors, whose report thereon (referring to financial highlights) appears in the Statement of Additional Information for each Fund. The following information for each Fund should be read in conjunction with financial statements and related notes which are included in each Fund's Statement of Additional Information.

Further information about the Portfolios' performance is contained in each Fund's annual report to shareholders, which may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the cover of this Prospectus.

                                      Net                           Net               Net
                                     Asset                      Realized and       Increase
                                     Value                       Unrealized      (Decrease) In    Dividends From   Distributions
                                 Beginning Of  Net Investment  Gain (Loss) On   Net Asset Value   Net Investment     From Net
Fiscal Year or Period               Period        Income++      Investments     From Operations       Income      Realized Gains
---------------------            ------------  --------------  --------------   ---------------   --------------  --------------
National Portfolio
 Class A
 Year ended 10/31/95...........     $ 9.41         $0.58          $ 1.04             $ 1.62          $(0.58)          $ 0.00
 Year ended 10/31/94...........      11.05          0.57           (1.37)             (0.80)          (0.57)           (0.24)
 Year ended 10/31/93...........      10.19          0.61            0.88               1.49           (0.62)           (0.01)
 Year ended 10/31/92...........       9.96          0.65            0.28               0.93           (0.65)           (0.05)
 Year ended 10/31/91...........       9.47          0.66            0.49               1.15           (0.66)            0.00
 Year ended 10/31/90...........       9.56          0.68           (0.07)              0.61           (0.68)           (0.02)
 Year ended 10/31/89...........       9.48          0.69            0.09               0.78           (0.70)            0.00
 Year ended 10/31/88...........       8.61          0.71            0.86               1.57           (0.70)            0.00
 12/29/86+ to 10/31/87.........       9.60          0.61           (0.99)             (0.38)          (0.61)            0.00
 Class B
 Year ended 10/31/95...........       9.41          0.51            1.04               1.55           (0.51)            0.00
 Year ended 10/31/94...........      11.05          0.50           (1.38)             (0.88)          (0.50)           (0.24)
 1/4/93+ to 10/31/93...........      10.43          0.44            0.63               1.07           (0.45)            0.00
 Class C
 Year ended 10/31/95...........       9.41          0.51            1.04               1.55           (0.51)            0.00
 Year ended 10/31/94...........      11.05          0.50           (1.38)             (0.88)          (0.50)           (0.24)
 5/3/93+ to 10/31/93...........      10.70          0.26            0.36               0.62           (0.27)            0.00
 Insured National Portfolio
 Class A
 Year ended 10/31/95...........     $ 8.96         $0.51          $ 1.13             $ 1.64          $(0.51)          $ 0.00
 Year ended 10/31/94...........      10.76          0.53           (1.40)             (0.87)          (0.53)           (0.39)
 Year ended 10/31/93...........       9.87          0.56            0.96               1.52           (0.57)           (0.06)
 Year ended 10/31/92...........       9.88          0.60            0.15               0.75           (0.60)           (0.16)
 Year ended 10/31/91...........       9.39          0.61            0.49               1.10           (0.61)            0.00
 Year ended 10/31/90...........       9.49          0.62           (0.03)              0.59           (0.62)           (0.07)
 Year ended 10/31/89...........       9.38          0.62            0.11               0.73           (0.62)            0.00
 Year ended 10/31/88...........       8.62          0.62            0.76               1.38           (0.62)            0.00
 12/29/86+ to 10/31/87.........       9.60          0.57           (0.98)             (0.41)          (0.57)            0.00
 Class B
 Year ended 10/31/95...........       8.96          0.45            1.12               1.57           (0.45)            0.00
 Year ended 10/31/94...........      10.76          0.46           (1.40)             (0.94)          (0.46)           (0.39)
 1/4/93+ to 10/31/93...........      10.10          0.40            0.66               1.06           (0.40)            0.00
 Class C
 Year ended 10/31/95...........       8.96          0.45            1.12               1.57           (0.45)            0.00
 Year ended 10/31/94...........      10.76          0.46           (1.40)             (0.94)          (0.46)           (0.39)
 5/3/93+ to 10/31/93...........      10.41          0.24            0.35               0.59           (0.24)            0.00
Arizona Portfolio
 Class A
 Year ended 9/30/95............     $ 9.77         $0.56          $ 0.53             $ 1.09          $(0.56)          $ 0.00
 6/1/94+ to 9/30/94............      10.00          0.20           (0.23)             (0.03)          (0.20)            0.00
 Class B
 Year ended 9/30/95............       9.77          0.49            0.53               1.02           (0.49)            0.00
 6/1/94+ to 9/30/94............      10.00          0.18           (0.24)             (0.06)          (0.17)            0.00
 Class C
 Year ended 9/30/95............       9.77          0.49            0.54               1.03           (0.49)            0.00
 6/1/94+ to 9/30/94............      10.00          0.17           (0.23)             (0.06)          (0.17)            0.00
California Portfolio
 Class A
 Year ended 10/31/95...........     $ 9.43         $0.59          $ 1.02             $ 1.61          $(0.59)          $ 0.00
 Year ended 10/31/94...........      10.90          0.59           (1.41)             (0.82)          (0.59)           (0.06)
 Year ended 10/31/93...........      10.06          0.61            0.85               1.46           (0.61)           (0.01)
 Year ended 10/31/92...........       9.97          0.65            0.13               0.78           (0.65)           (0.04)
 Year ended 10/31/91...........       9.58          0.67            0.39               1.06           (0.67)            0.00
 Year ended 10/31/90...........       9.65          0.68           (0.03)              0.65           (0.68)           (0.04)
 Year ended 10/31/89...........       9.49          0.68            0.17               0.85           (0.69)            0.00
 Year ended 10/31/88...........       8.73          0.70            0.75               1.45           (0.69)            0.00
 12/29/86+ to 10/31/87.........       9.60          0.58           (0.87)             (0.29)          (0.58)            0.00
 Class B
 Year ended 10/31/95...........       9.43          0.51            1.02               1.53           (0.51)            0.00
 Year ended 10/31/94...........      10.90          0.52           (1.41)             (0.89)          (0.52)           (0.06)
 1/4/93+ to 10/31/93...........      10.27          0.44            0.63               1.07           (0.44)            0.00
 Class C
 Year ended 10/31/95...........       9.43          0.51            1.02               1.53           (0.51)            0.00
 Year ended 10/31/94...........      10.90          0.52           (1.41)             (0.89)          (0.52)           (0.06)
 5/3/93+ to 10/31/93...........      10.54          0.26            0.36               0.62           (0.26)            0.00
Insured California Portfolio
 Class A
 Year ended 10/31/95...........     $11.79         $0.68          $ 1.54             $ 2.22          $(0.68)          $ 0.00
 Year ended 10/31/94...........      14.25          0.69           (1.99)             (1.30)          (0.69)           (0.47)
 Year ended 10/31/93...........      12.99          0.70            1.30               2.00           (0.71)           (0.03)
 Year ended 10/31/92...........      12.80          0.76            0.18               0.94           (0.75)            0.00
 Year ended 10/31/91...........      12.19          0.77            0.61               1.38           (0.77)            0.00
 Year ended 10/31/90...........      12.23          0.78           (0.04)              0.74           (0.78)            0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 10 and 11.

                                                        Total        Net Assets                  Ratio Of Net
   Distributions           Total        Net Asset     Investment     At End Of       Ratio Of     Investment
    In Excess of         Dividends        Value      Return Based      Period        Expenses       Income
   Net Investment           And          End Of      on Net Asset      (000's       To Average    To Average     Portfolio
       Income          Distributions     Period          Value        omitted)      Net Assets    Net Assets   Turnover Rate
   -------------       -------------    ---------    ------------    ----------     ----------    -----------  -------------
       $ 0.00             $(0.58)       $10.45          17.73%        $338,311        0.71%(a)       5.84%           118%
        (0.03)             (0.84)         9.41          (7.65)         338,814        0.62 (a)       5.61            110
        (0.00)             (0.63)        11.05          14.94          386,484        0.65 (a)       5.69            233
        (0.00)             (0.70)        10.19           9.60          261,895        0.83 (a)       6.35             86
        (0.00)             (0.66)         9.96          12.55          207,167        0.75 (a)       6.81             64
        (0.00)             (0.70)         9.47           6.52          185,832        0.60 (a)       7.06            105
        (0.00)             (0.70)         9.56           8.55          127,149        0.38 (a)       7.25            216
        (0.00)             (0.70)         9.48          18.87           59,357        0.40 (a)       7.71            261
        (0.00)             (0.61)         8.61          (4.14)          20,704        0.50 (a)*      7.71*           181

         0.00              (0.51)        10.45          16.91          252,357        1.42 (a)       5.13            118
        (0.02)             (0.76)         9.41          (8.34)         250,391        1.32 (a)       4.91            110
         0.00              (0.45)        11.05          10.43          216,489        1.36 (a)*      4.59*           233

         0.00              (0.51)        10.45          16.93          108,068        1.41 (a)       5.16            118
        (0.02)             (0.76)         9.41          (8.33)         133,249        1.31 (a)       4.89            110
         0.00              (0.27)        11.05           5.84          150,953        1.36 (a)*      4.17*           233


       $(0.02)            $(0.53)       $10.07          18.72%        $165,548        1.01%(b)       5.37%           171%
        (0.01)             (0.93)         8.96          (8.69)         153,656        0.66 (b)       5.40            149
         0.00              (0.63)        10.76          15.82          185,876        0.73 (b)       5.40            165
         0.00              (0.76)         9.87           7.88          149,632        0.81 (b)       6.04            105
         0.00              (0.61)         9.88          12.08          130,723        0.92 (b)       6.34             96
         0.00              (0.69)         9.39           6.44          118,240        0.92 (b)       6.56             69
         0.00              (0.62)         9.49           8.07          107,740        1.05 (b)       6.61             91
         0.00              (0.62)         9.38          16.56          103,864        1.32 (b)       6.93            173
         0.00              (0.57)         8.62          (4.48)         103,426        1.20 (b)*      6.87*           105

        (0.01)             (0.46)        10.07          17.91           58,990        1.72 (b)       4.65            171
        (0.01)             (0.86)         8.96          (9.38)          51,439        1.37 (b)       4.71            149
         0.00              (0.40)        10.76          10.68           42,954        1.43 (b)*      4.31*           165

        (0.01)             (0.46)        10.07          17.91           22,265        1.71 (b)       4.69            171
        (0.01)             (0.86)         8.96          (9.38)          24,112        1.36 (b)       4.68            149
         0.00              (0.24)        10.76           5.75           28,862        1.43 (b)*      3.98*           165


       $(0.01)            $(0.57)       $10.29          11.56%        $  2,379         .78%(c)       5.56%            85%
         0.00              (0.20)         9.77          (0.35)             930         .78 (c)*      5.82*            81

        (0.01)             (0.50)        10.29          10.78            3,166        1.48 (c)       4.89             85
         0.00              (0.17)         9.77          (0.58)           1,677        1.48 (c)*      5.13*            81

        (0.01)             (0.50)        10.30          10.89              481        1.48 (c)       4.90             85
         0.00              (0.17)         9.77          (0.58)             485        1.48 (c)*      4.70*            81


       $ 0.00             $(0.59)       $10.45          17.55%        $478,535        0.74%(d)       5.90%            39%
         0.00              (0.65)         9.43          (7.73)         470,308        0.64 (d)       5.78             45
         0.00              (0.62)        10.90          14.90          531,293        0.74 (d)       5.74             83
         0.00              (0.69)        10.06           8.05          361,661        0.59 (d)       6.38             77
         0.00              (0.67)         9.97          11.42          228,755        0.39 (d)       6.80            106
         0.00              (0.72)         9.58           7.03          143,557        0.39 (d)       7.04             88
         0.00              (0.69)         9.65           9.25           92,000        0.53 (d)       7.03            193
         0.00              (0.69)         9.49          17.14           34,112        0.40 (d)       7.45            196
         0.00              (0.57)         8.73          (3.14)           7,200        0.50 (d)*      7.28*           197

         0.00              (0.51)        10.45          16.64          166,759        1.45 (d)       5.19             39
         0.00              (0.58)         9.43          (8.43)         160,879        1.35 (d)       5.07             45
         0.00              (0.44)        10.90          10.60          126,688        1.44 (d)*      4.66*            83

         0.00              (0.51)        10.45          16.64           87,793        1.44 (d)       5.22             39
         0.00              (0.58)         9.43          (8.43)         103,622        1.34 (d)       5.06             45
         0.00              (0.26)        10.90           5.98          117,379        1.44 (d)*      4.42*            83


       $(0.01)            $(0.69)       $13.32          19.29%        $103,940        1.04%(e)       5.34%           103%
         0.00              (1.16)        11.79          (9.73)          94,857        0.82 (e)       5.29            100
         0.00              (0.74)        14.25          15.64          120,734        0.94 (e)       5.06            186
         0.00              (0.75)        12.99           7.52           90,477        0.78 (e)       5.77             60
         0.00              (0.77)        12.80          11.62           69,757        0.79 (e)       6.13             59
         0.00              (0.78)        12.19           6.29           56,933        0.86 (e)       6.42            104
----------------------------------------------------------------------------------------------------------------------------

                                        Net                           Net               Net
                                       Asset                      Realized and       Increase
                                       Value                       Unrealized      (Decrease) In    Dividends From   Distributions
                                     Beginning Of  Net Investment  Gain (Loss) On   Net Asset Value   Net Investment     From Net
Fiscal Year or Period                  Period        Income++      Investments     From Operations       Income      Realized Gains
---------------------                ------------  --------------  --------------   ---------------   --------------  --------------
Insured California Portfolio (cont'd)
  Class A
  Year ended 10/31/89...........      $12.18         $0.79          $ 0.06             $ 0.85          $(0.80)          $ 0.00
  Year ended 10/31/88...........       11.25          0.85            0.92               1.77           (0.84)            0.00
  Ten months ended 10/31/87.....       13.06          0.73           (1.69)             (0.96)          (0.73)           (0.12)
  Year ended 12/31/86...........       12.11          0.95            0.95               1.90           (0.95)            0.00
  11/21/85+ to 12/31/85.........       11.97          0.09            0.14               0.23           (0.09)            0.00
  Class B
  Year ended 10/31/95...........       11.79          0.58            1.54               2.12           (0.58)            0.00
  Year ended 10/31/94...........       14.25          0.60           (2.00)             (1.40)          (0.59)           (0.47)
  1/4/93+ to 10/31/93...........       13.37          0.49            0.89               1.38           (0.50)            0.00
  Class C
  Year ended 10/31/95...........       11.79          0.58            1.54               2.12           (0.58)            0.00
  Year ended 10/31/94...........       14.25          0.60           (2.00)             (1.40)          (0.59)           (0.47)
  5/3/93+ to 10/31/93...........       13.78          0.29            0.48               0.77           (0.30)            0.00
Florida Portfolio
  Class A
  Year ended 9/30/95............      $ 8.89         $0.55          $ 0.69             $ 1.24          $(0.55)          $ 0.00
  Year ended 9/30/94............       10.25          0.55           (1.35)             (0.80)          (0.55)           (0.01)
  6/25/93+ to 9/30/93...........       10.00          0.16            0.25               0.41           (0.16)            0.00
  Class B
  Year ended 9/30/95............        8.89          0.47            0.70               1.17           (0.47)            0.00
  Year ended 9/30/94............       10.25          0.48           (1.35)             (0.87)          (0.48)           (0.01)
  6/25/93+ to 9/30/93...........       10.00          0.14            0.25               0.39           (0.14)            0.00
  Class C
  Year ended 9/30/95............        8.89          0.47            0.70               1.17           (0.47)            0.00
  Year ended 9/30/94............       10.25          0.48           (1.35)             (0.87)          (0.48)           (0.01)
  6/25/93+ to 9/30/93...........       10.00          0.14            0.25               0.39           (0.14)            0.00
Massachusetts Portfolio
  Class A
  Year ended 9/30/95............      $10.12         $0.58          $ 0.41             $ 0.99          $(0.58)          $ 0.00
  3/29/94+ to 9/30/94...........       10.00          0.31            0.11               0.42           (0.30)            0.00
  Class B
  Year ended 9/30/95............       10.12          0.52            0.39               0.91           (0.52)            0.00
  3/3/94+ to 9/30/94............       10.00          0.27            0.11               0.38           (0.26)            0.00
  Class C
  Year ended 9/30/95............       10.12          0.52            0.39               0.91           (0.52)            0.00
  3/29/94+ to 9/30/94...........       10.00          0.25            0.13               0.38           (0.26)            0.00
Michigan Portfolio
  Class A
  Year ended 10/31/95...........      $ 9.35         $0.52          $ 0.78             $ 1.30          $(0.52)          $ 0.00
  2/25/94+ to 10/31/94..........       10.00          0.33           (0.65)             (0.32)          (0.33)            0.00
  Class B
  Year ended 10/31/95...........        9.35          0.45            0.78               1.23           (0.45)            0.00
  2/25/94+ to 10/31/94..........       10.00          0.29           (0.65)             (0.36)          (0.29)            0.00
  Class C
  Year ended 10/31/95...........        9.35          0.45            0.78               1.23           (0.45)            0.00
  2/25/94+ to 10/31/94..........       10.00          0.29           (0.65)             (0.36)          (0.29)            0.00
Minnesota Portfolio
  Class A
  Year ended 9/30/95............      $ 9.19         $0.53          $ 0.32             $ 0.85          $(0.53)           $0.00
  Year ended 9/30/94............       10.28          0.55           (1.09)             (0.54)          (0.55)            0.00
  6/25/93+ to 9/30/93...........       10.00          0.15            0.28               0.43           (0.15)            0.00
  Class B
  Year ended 9/30/95............        9.18          0.46            0.33               0.79           (0.46)            0.00
  Year ended 9/30/94............       10.28          0.48           (1.10)             (0.62)          (0.48)            0.00
  6/25/93+ to 9/30/93...........       10.00          0.13            0.28               0.41           (0.13)            0.00
  Class C
  Year ended 9/30/95............        9.19          0.46            0.33               0.79           (0.46)            0.00
  Year ended 9/30/94............       10.27          0.48           (1.08)             (0.60)          (0.48)            0.00
  6/25/93+ to 9/30/93...........       10.00          0.13            0.27               0.40           (0.13)            0.00
New Jersey Portfolio
  Class A
  Year ended 9/30/95............      $ 9.07         $0.54           $0.59             $ 1.13          $(0.54)           $0.00
  Year ended 9/30/94............       10.29          0.55           (1.22)             (0.67)          (0.55)            0.00
  6/25/93+ to 9/30/93...........       10.00          0.15            0.29               0.44           (0.15)            0.00
  Class B
  Year ended 9/30/95............        9.07          0.47            0.60               1.07           (0.47)            0.00
  Year ended 9/30/94............       10.28          0.48           (1.21)             (0.73)          (0.48)            0.00
  6/25/93+ to 9/30/93...........       10.00          0.13            0.28               0.41           (0.13)            0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 10 and 11.

                                                        Total        Net Assets                  Ratio Of Net
   Distributions           Total        Net Asset     Investment     At End Of       Ratio Of     Investment
    In Excess of         Dividends        Value      Return Based      Period        Expenses       Income
   Net Investment           And          End Of      on Net Asset      (000's       To Average    To Average     Portfolio
       Income          Distributions     Period          Value        omitted)      Net Assets    Net Assets   Turnover Rate
   --------------      -------------    --------     ------------    ----------     ----------    -----------  -------------
       $ 0.00             $(0.80)       $12.23           7.24%         $53,302        0.90%(e)       6.43%           100%
         0.00              (0.84)        12.18          16.27           46,017        0.32 (e)       7.27            112
         0.00              (0.85)        11.25          16.18           25,254        0.10 (e)*      7.56*           116
         0.00              (0.95)        13.06          16.18           23,502        0.00           7.05             52
         0.00              (0.09)        12.11           1.94            2,894        0.00           7.77*             0

        (0.01)             (0.59)        13.32          18.35           27,816        1.74 (e)       4.61            103
         0.00              (1.06)        11.79         (10.43)          24,591        1.53 (e)       4.60            100
         0.00              (0.50)        14.25          10.43           21,234        1.65 (e)*      3.85*           186

        (0.01)             (0.59)        13.32          18.35           14,323        1.74 (e)       4.64            103
         0.00              (1.06)        11.79         (10.43)          12,472        1.52 (e)       4.59            100
         0.00              (0.30)        14.25           5.63           15,971        1.65 (e)*      3.74*           186


       $ 0.00             $(0.55)      $  9.58          14.44%         $11,956        0.73%(f)       5.91%           146%
         0.00              (0.56)         8.89          (8.03)           8,227        0.38 (f)       5.70            185
         0.00              (0.16)        10.25           4.10            4,145        0.00 (f)*      5.44*            82

        (0.01)             (0.48)         9.58          13.56           20,660        1.42 (f)       5.22            146
         0.00              (0.49)         8.89          (8.72)          18,048        1.08 (f)       4.99            185
         0.00              (0.14)        10.25           3.91            9,588        0.61 (f)*      4.74*            82

        (0.01)             (0.48)         9.58          13.56           30,787        1.42 (f)       5.27            146
         0.00              (0.49)         8.89          (8.72)          42,405        1.08 (f)       4.97            185
         0.00              (0.14)        10.25           3.91           28,249        0.61 (f)*      4.74*            82


       $(0.03)            $(0.61)       $10.50          10.19%        $  1,337        0.60%(g)       5.67%           155%
         0.00              (0.30)        10.12           4.14              565        0.60 (g)*      5.98*           146

        (0.02)             (0.54)        10.49           9.32            1,754        1.30 (g)       4.90            155
         0.00              (0.26)        10.12           3.78              725        1.30 (g)*      5.13*           146

        (0.02)             (0.54)        10.49           9.32            2,556        1.30 (g)       4.85            155
         0.00              (0.26)        10.12           3.78              774        1.30 (g)*      4.00*           146


       $(0.03)            $(0.55)       $10.10          14.40%        $  5,158        1.36%(h)       5.27%           151%
         0.00              (0.33)         9.35          (3.24)           2,473        0.93 (h)*      5.83*           222

        (0.03)             (0.48)        10.10          13.58            2,424        2.06 (h)       4.57            151
         0.00              (0.29)         9.35          (3.65)           1,722        1.63 (h)*      4.93*           222

        (0.03)             (0.48)        10.10          13.58            2,886        2.06 (h)       4.69            151
         0.00              (0.29)         9.35          (3.65)           2,778        1.63 (h)*      4.92*           222


       $(0.02)            $(0.55)      $  9.49           9.63%        $  2,414        0.71%(i)       5.71%           117%
         0.00              (0.55)         9.19          (5.35)           2,125        0.09 (i)       5.71            143
         0.00              (0.15)        10.28           4.34              994        0.00 (i)*      5.20*            61

        (0.02)             (0.48)         9.49           8.90            7,299        1.42 (i)       4.97            117
         0.00              (0.48)         9.18          (6.15)           6,150        0.80 (i)       5.00            143
         0.00              (0.13)        10.28           4.16            2,665        0.43 (i)*      4.50*            61

        (0.02)             (0.48)         9.50           8.89            7,305        1.41 (i)       5.05            117
         0.00              (0.48)         9.19          (5.95)           9,489        0.79 (i)       4.90            143
         0.00              (0.13)        10.27           4.06            6,697        0.43 (i)*      4.50             61


       $(0.01)            $(0.55)      $  9.65          12.91%         $11,612        0.82%(j)       5.73%            86%
         0.00              (0.55)         9.07          (6.67)           9,257        0.20 (j)       5.65            171
         0.00              (0.15)        10.29           4.44            6,679        0.00 (j)*      5.37*            47

        (0.01)             (0.48)         9.66          12.15           34,695        1.53 (j)       5.03             86
         0.00              (0.48)         9.07          (7.28)          30,459        0.91 (j)       4.96            171
         0.00              (0.13)        10.28           4.16           15,637        0.63 (j)*      4.67*            47
----------------------------------------------------------------------------------------------------------------------------

                                      Net                           Net               Net
                                     Asset                      Realized and       Increase
                                     Value                       Unrealized      (Decrease) In    Dividends From   Distributions
                                 Beginning Of  Net Investment  Gain (Loss) On   Net Asset Value   Net Investment     From Net
Fiscal Year or Period               Period        Income++      Investments     From Operations       Income      Realized Gains
---------------------            ------------  --------------  --------------   ---------------   --------------  --------------
New Jersey Portfolio (cont'd)
  Class C
  Year ended 9/30/95............      $ 9.07         $0.47          $ 0.60             $ 1.07          $(0.47)          $ 0.00
  Year ended 9/30/94............       10.28          0.48           (1.21)             (0.73)          (0.48)            0.00
  6/25/93+ to 9/30/93...........       10.00          0.13            0.28               0.41           (0.13)            0.00
  New York Portfolio
  Class A
  Year ended 10/31/95...........      $ 8.72         $0.55          $ 0.90             $ 1.45          $(0.55)          $ 0.00
  Year ended 10/31/94...........       10.17          0.55           (1.40)             (0.85)          (0.55)           (0.04)
  Year ended 10/31/93...........        9.53          0.57            0.79               1.36           (0.58)           (0.14)
  Year ended 10/31/92...........        9.30          0.60            0.24               0.84           (0.60)           (0.01)
  Year ended 10/31/91...........        8.78          0.62            0.52               1.14           (0.62)            0.00
  Year ended 10/31/90...........        8.92          0.64           (0.14)              0.50           (0.64)            0.00
  Year ended 10/31/89...........        8.88          0.65            0.04               0.69           (0.65)            0.00
  Year ended 10/31/88...........        8.11          0.65            0.77               1.42           (0.65)            0.00
  12/29/86+ to 10/31/87.........        9.60          0.58           (1.49)             (0.91)          (0.58)            0.00
  Class B
  Year ended 10/31/95...........        8.72          0.48            0.90               1.38           (0.48)            0.00
  Year ended 10/31/94...........       10.17          0.48           (1.41)             (0.93)          (0.47)           (0.04)
  1/4/93+ to 10/31/93...........        9.61          0.41            0.56               0.97           (0.41)            0.00
  Class C
  Year ended 10/31/95...........        8.72          0.48            0.90               1.38           (0.48)            0.00
  Year ended 10/31/94...........       10.17          0.48           (1.41)             (0.93)          (0.47)           (0.04)
  5/3/93+ to 10/31/93...........        9.89          0.24            0.29               0.53           (0.25)            0.00
Ohio Portfolio
  Class A
  Year ended 9/30/95............      $ 9.06         $0.54          $ 0.48             $ 1.02          $(0.54)          $ 0.00
  Year ended 9/30/94............       10.26          0.55           (1.19)             (0.64)          (0.55)           (0.01)
  6/25/93+ to 9/30/93...........       10.00          0.15            0.26               0.41           (0.15)            0.00
  Class B
  Year ended 9/30/95............        9.06          0.47            0.49               0.96           (0.47)            0.00
  Year ended 9/30/94............       10.26          0.48           (1.19)             (0.71)          (0.48)           (0.01)
  6/25/93+ to 9/30/93...........       10.00          0.13            0.26               0.39           (0.13)            0.00
  Class C
  Year ended 9/30/95............        9.06          0.47            0.49               0.96           (0.47)            0.00
  Year ended 9/30/94............       10.26          0.48           (1.19)             (0.71)          (0.48)           (0.01)
  6/25/93+ to 9/30/93...........       10.00          0.13            0.26               0.39           (0.13)            0.00
Pennsylvania Portfolio
  Class A
  Year ended 9/30/95............      $ 9.18         $0.54          $ 0.48             $ 1.02          $(0.54)          $ 0.00
  Year ended 9/30/94............       10.25          0.56           (1.06)             (0.50)          (0.56)           (0.01)
  6/25/93+ to 9/30/93...........       10.00          0.16            0.25               0.41           (0.16)            0.00
  Class B
  Year ended 9/30/95............        9.18          0.47            0.49               0.96           (0.47)            0.00
  Year ended 9/30/94............       10.25          0.49           (1.06)             (0.57)          (0.49)           (0.01)
  6/25/93+ to 9/30/93...........       10.00          0.14            0.25               0.39           (0.14)            0.00
  Class C
  Year ended 9/30/95............        9.18          0.47            0.49               0.96           (0.47)            0.00
  Year ended 9/30/94............       10.24          0.49           (1.05)             (0.56)          (0.49)           (0.01)
  6/25/93+ to 9/30/93...........       10.00          0.14            0.24               0.38           (0.14)            0.00
Virginia Portfolio
  Class A
  Year ended 9/30/95............      $ 9.69         $0.56          $ 0.61             $ 1.17          $(0.56)          $ 0.00
  4/29/94+ to 9/30/94...........       10.00          0.24           (0.31)             (0.07)          (0.24)            0.00
  Class B
  Year ended 9/30/95............        9.69          0.49            0.61               1.10           (0.49)            0.00
  4/29/94+ to 9/30/94...........       10.00          0.22           (0.32)             (0.10)          (0.21)            0.00
  Class C
  Year ended 9/30/95............        9.70          0.49            0.60               1.09           (0.49)            0.00
  4/29/94+ to 9/30/94...........       10.00          0.21           (0.30)             (0.09)          (0.21)            0.00

--------------------------------------------------------------------------------
  + Commencement of operations and/or distribution.
 ++ Net of expenses assumed and/or waived by Alliance, except in the case of the
    Insured National Portfolio for the fiscal year ended October 31, 1988.
  * Annualized.
(a) If the National Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.09%, 1.09%, 1.08%, 1.11%, 1.14%, 1.15%, 1.31%, 1.62% and 2.25% for
    Class A shares, 1.80%, 1.80% and 1.78% for Class B shares and 1.78%, 1.79% and 1.78% for Class C shares.
(b) If the Insured National Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.12%, 1.11%, 1.11%, 1.12%, 1.17%, 1.20%, 1.29%, 2.25% and 1.54%
    for Class A shares, 1.83%, 1.82% and 1.83% for Class B shares and 1.82%, 1.81% and 1.83% for Class C shares.

(c) If the Arizona Portfolio had borne all expenses, the respective expense ratios would have been 4.88% and 7.71% for Class A shares, 5.58% and 8.41% for Class B shares and 5.58% and 8.41% for Class C shares.
(d) If the California Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.04%, 1.05%, 1.06%, 1.07%, 1.11%, 1.13%, 1.39%, 1.89% and 2.30% for
    Class A shares, 1.75%, 1.75% and 1.78% for Class B shares and 1.74%, 1.75% and 1.78% for Class C shares.
(e) If the Insured California Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.09%, 1.08%, 1.08%, 1.09%, 1.20%, 1.23%, 1.37%, 1.45% and 1.36%
    for Class A shares, 1.80%, 1.78% and 1.79% for Class B shares and 1.79%, 1.77% and 1.79% for Class C shares.

                                                        Total        Net Assets                  Ratio Of Net
   Distributions           Total        Net Asset     Investment     At End Of       Ratio Of     Investment
    In Excess of         Dividends        Value      Return Based      Period        Expenses       Income
   Net Investment           And          End Of      on Net Asset      (000's       To Average    To Average     Portfolio
       Income          Distributions     Period          Value        omitted)      Net Assets    Net Assets   Turnover Rate
   --------------      -------------   ----------    ------------    ----------     ----------    -----------  -------------
       $(0.01)            $(0.48)      $  9.66          12.14%        $ 21,255        1.52%(j)       5.09%            86%
         0.00              (0.48)         9.07          (7.28)          26,472        0.90 (j)       4.93            171
         0.00              (0.13)        10.28           4.16           21,193        0.63 (j)*      4.67*            47


       $ 0.00             $(0.55)      $  9.62          17.10%        $183,987        0.75%(k)       5.93%            69%
        (0.01)             (0.60)         8.72          (8.76)         182,170        0.66 (k)       5.75             69
         0.00              (0.72)        10.17          14.71          214,259        0.68 (k)       5.76             63
         0.00              (0.61)         9.53           9.39          162,549        0.70 (k)       6.37             69
         0.00              (0.62)         9.30          13.36          136,484        0.65 (k)       6.81             48
         0.00              (0.64)         8.78           5.71          118,875        0.44 (k)       7.08            101
         0.00              (0.65)         8.92           8.03           70,766        0.37 (k)       7.14            119
         0.00              (0.65)         8.88          18.08           27,731        0.43 (k)       7.43            146
         0.00              (0.58)         8.11          (9.77)           9,985        0.20 (k)*      7.68*           210

         0.00              (0.48)         9.62          16.19           94,400        1.45 (k)       5.21             69
        (0.01)             (0.52)         8.72          (9.44)          81,941        1.36 (k)       5.05             69
         0.00              (0.41)        10.17          10.29           58,504        1.39 (k)*      4.70*            63

         0.00              (0.48)         9.62          16.19           32,259        1.44 (k)       5.24             69
        (0.01)             (0.52)         8.72          (9.44)          34,646        1.36 (k)       5.03             69
         0.00              (0.25)        10.17           5.37           38,245        1.38 (k)*      4.42*            63


       $(0.01)            $(0.55)      $  9.53          11.63%        $  4,170        0.75%(l)       5.74%           108%
         0.00              (0.56)         9.06          (6.44)           2,810        0.04 (l)       5.67            161
         0.00              (0.15)        10.26           4.15            1,050        0.00 (l)*      5.30*            55

        (0.01)             (0.48)         9.54          10.88           21,821        1.46 (l)       5.08            108
         0.00              (0.49)         9.06          (7.13)          20,267        0.74 (l)       4.95            161
         0.00              (0.13)        10.26           3.97            8,952        0.17 (l)*      4.60*            55

        (0.01)             (0.48)         9.54          10.88           18,874        1.45 (l)       5.14            108
         0.00              (0.49)         9.06          (7.13)          26,294        0.74 (l)       4.89            161
         0.00              (0.13)        10.26           3.97           19,894        0.17 (l)*      4.60*            55


       $(0.02)            $(0.56)      $  9.64          11.53%        $  8,721        1.00%(m)       5.78%           114%
         0.00              (0.57)         9.18          (5.02)           7,149        0.45 (m)       5.73            156
         0.00              (0.16)        10.25           4.12            4,170        0.00 (m)*      5.67*            75

        (0.02)             (0.49)         9.65          10.78           28,559        1.71 (m)       5.09            114
         0.00              (0.50)         9.18          (5.72)          25,637        1.16 (m)       5.01            156
         0.00              (0.14)        10.25           3.94           12,173        0.40 (m)*      4.97*            75

        (0.02)             (0.49)         9.65          10.78           15,052        1.70 (m)       5.09            114
         0.00              (0.50)         9.18          (5.63)          18,198        1.15 (m)       4.99            156
         0.00              (0.14)        10.24           3.84           13,541        0.40 (m)*      4.97*            75


       $(0.01)            $(0.57)       $10.29          12.46%        $  1,855        0.67%(n)       5.59%           128%
         0.00              (0.24)         9.69          (0.71)           1,249        0.57 (n)*      5.62*            65

        (0.01)             (0.50)        10.29          11.67            1,193        1.37 (n)       4.80            128
         0.00              (0.21)         9.69          (1.01)             224        1.27 (n)*      4.97*            65

        (0.01)             (0.50)        10.29          11.56              122        1.37 (n)       4.81            128
         0.00              (0.21)         9.70          (0.91)              43        1.27 (n)*      4.67*            65

--------------------------------------------------------------------------------
(f) If the Florida Portfolio had borne all expenses, the respective expense ratios (beginning with those of the more recent fiscal period) would have been 1.33%, 1.27% and 1.30% for Class A shares, 2.03%, 1.98% and 2.00% for
    Class B shares and 2.03%, 1.97% and 2.00% for Class C shares.
(g) If the Massachusetts Portfolio had borne all expenses, the respective expense ratios would have been 6.44% and 13.2% for Class A shares, 7.14% and 13.9% for Class B shares and 7.14% and 13.9% for Class C shares.
(h) If the Michigan Portfolio had borne all expenses, the respective expense ratios would have been 3.43% and 3.97% for Class A shares, 4.12% and 4.67% for Class B shares and 4.13% and 4.67% for Class C shares.
(i) If the Minnesota Portfolio had borne all expenses, the respective expense ratios (beginning with those of the more recent fiscal period) would have been 2.30%, 2.12% and 1.89% for Class A shares, 3.02%, 2.83% and 2.59% for
    Class B shares and 3.00%, 2.82% and 2.59% for Class C shares.
(j) If the New Jersey Portfolio had borne all expenses, the respective expense ratios (beginning with those of the more recent fiscal period) would have been 1.35%, 1.33% and 1.29% for Class A shares, 2.06%, 2.03% and 1.99% for
    Class B shares and 2.06%, 2.02% and 1.99% for Class C shares.
(k) If the New York Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.12%, 1.11%, 1.13%, 1.13%, 1.20%, 1.23%, 1.48%, 1.98% and 2.30% for
    Class A shares, 1.83%, 1.82% and 1.84% for Class B shares and 1.82%, 1.81% and 1.84% for Class C shares.
(l) If the Ohio Portfolio had borne all expenses, the respective expense ratios (beginning with those of the more recent fiscal period) would have been 1.51%, 1.42% and 1.32% for Class A shares, 2.21%, 2.13% and 2.02% for Class
    B shares and 2.20%, 2.12% and 2.02% for Class C shares.
(m) If the Pennsylvania Portfolio had borne all expenses, the respective expense ratios (beginning with those of the more recent fiscal period) would have been 1.47%, 1.46% and 1.31% for Class A shares, 2.17%, 2.16% and 2.01% for
    Class B shares and 2.17%, 2.15% and 2.01% for Class C shares.
(n) If the Virginia Portfolio had borne all expenses, the respective expense ratios would have been 8.96% and 12.29% for Class A shares, 9.66% and 12.99% for Class B shares and 9.66% and 12.99% for Class C shares.

--------------------------------------------------------------------------------
                         Description Of The Portfolios
--------------------------------------------------------------------------------

Each Portfolio is a separate pool of assets constituting, in effect, a separate fund. Except as otherwise indicated, the Portfolios' investment policies are not "fundamental policies" and may, therefore, be changed without a shareholder vote. However, no Portfolio will change its investment policies without contemporaneous written notice to its shareholders. There is no guarantee that any Portfolio will achieve its investment objective.

INVESTMENT OBJECTIVE

The investment objective of each Portfolio (other than the Insured California Portfolio, as discussed below) is to earn the highest level of current income, exempt from Federal and state taxation to the extent described, that is available without assuming what Alliance considers to be undue risk by investing principally in high-yielding, predominantly medium-quality, intermediate and long-term debt obligations issued by: (i) in the case of the National and Insured National Portfolios, states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, duly constituted authorities and corporations and, (ii) in the case of each of the State Portfolios, the named state, and its political subdivisions, agencies and instrumentalities. These securities are generally known as "municipal securities." The average weighted maturity of the securities in each Portfolio normally will range between 10 and 25 years.

Current Federal tax law distinguishes between municipal securities issued to finance certain "private activities" and other municipal securities. Such private activity bonds include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, student loan programs, and water and sewage projects. Interest from such "private activity bonds" ("AMT-Subject Bonds") becomes an item of "tax preference" which is subject to the alternative minimum tax ("AMT") when received by a person in a tax year during which the person is subject to that tax. Because interest on AMT-Subject Bonds is taxable to certain investors, it is expected, although there can be no guarantee, that such municipal securities generally will provide somewhat higher yields than other municipal securities ("AMT-Exempt Bonds") of comparable quality and maturity.


HOW THE PORTFOLIOS PURSUE THEIR OBJECTIVE


The National Portfolio invests principally in a diversified portfolio of municipal securities, the interest from which is wholly exempt from Federal income taxes except when received by a shareholder who will be subject to the AMT. The National Portfolio may invest without limit in AMT-Subject Bonds. As of October 31, 1995, 82% of the National Portfolio's total net assets was invested in AMT-Subject Bonds.

The Insured National Portfolio invests principally in AMT-Exempt Bonds that are insured as to the payment of principal and interest ("insured securities"). The investment policies of the Insured National Portfolio differ from those of the National Portfolio in two respects: (i) whereas the National Portfolio invests principally in AMT-Subject Bonds, the Insured National Portfolio invests principally in a diversified portfolio of AMT-Exempt Bonds; and (ii) as a matter of fundamental policy, the Insured National Portfolio, under normal market conditions, invests at least 65% of its total assets in insured securities. (See page 14 for a further discussion of the insurance feature.) The Insured National Portfolio may be suitable for an investor who will be subject to the AMT to the extent that the after-tax yield of the National Portfolio to such an investor is less than the yield of the Insured National Portfolio. From time to time, the National and Insured National Portfolios may invest 25% or more of their respective total assets in municipal securities whose issuers are located in the same state.

Each of the twelve State Portfolios invests in a non-diversified portfolio of municipal securities the interest from which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and from personal income tax in the named state, or in the case of the Florida Portfolio, from the Florida intangible tax (Florida currently imposes no income taxes on individuals.) Normally, substantially all of the total assets of each State Portfolio will be invested in municipal securities of the indicated state. Each Portfolio other than the Insured National and Insured California Portfolios may invest without limit in AMT-Subject Bonds.

The Insured California Portfolio seeks to provide as high a level of current income exempt from Federal income tax and California personal income tax as is consistent with the preservation of capital. As a matter of fundamental policy, the Insured California Portfolio normally invests at least 80% of its total assets in municipal bonds, at least 80% of its total assets in AMT-Exempt Bonds and at least 65% of its total assets in insured securities. The Insured California Portfolio's current policy is to invest at least 65% of its total assets in municipal bonds issued by California or its political subdivisions ("California Bonds"), at least 80% of its total assets in insured bonds, and not to invest in AMT-Subject Bonds. The remainder of the Insured California Portfolio's total assets may be invested in uninsured California Bonds.


The California Portfolio invests in AMT-Subject Bonds issued by California and its political subdivisions. As a matter of fundamental policy, at least 80% of the California Portfolio's total assets normally will be invested in municipal securities and at least 65% of its total assets normally will be invested in AMT-Subject Bonds. The California Portfolio normally will invest at least 65% of its total assets in California Bonds. As of October 31, 1995, 69% of the California Portfolio's total net assets was invested in AMT-Subject Bonds.

The New York Portfolio invests in AMT-Subject Bonds issued by New York State and its political subdivisions. As a matter of fundamental policy, at least 65% of the New York Portfolio's total assets normally will be so invested. In addition, the Portfolio will invest in at least 80% of its net assets in municipal securities the interest on which is exempt from Federal income tax. As of October 31, 1995, 81% of the Portfolio's total net assets was invested in AMT-Subject Bonds.


As of September 30, 1995, 36% of the Arizona Portfolio's total net assets, 63% of the Florida Portfolio's total net assets, 34% of the Massachusetts Portfolio's total net assets, 25% of the Michigan Portfolio's total assets, 29% of the Minnesota Portfolio's total net assets, 55% of the New Jersey Portfolio`s total net assets, 40% of the Ohio Portfolio's total net assets, 52% of the Pennsylvania Portfolio`s total net assets and 38% of the Virginia Portfolio's total net assets were invested in AMT-Subject Bonds.

As a matter of fundamental policy, each of the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios will normally invest (i) at least 65% of its total assets in municipal securities of the named state, and (ii) at least 80% of its net assets in municipal securities the interest on which is exempt from Federal income tax. In addition, the New Jersey Portfolio will invest at least 80% of its net assets in securities the interest on which is exempt from New Jersey personal income tax (i.e., New Jersey municipal securities and obligations of the U.S. government, its agencies and instrumentalities ("U.S. Government Securities")). Where consistent with applicable state law, each State Portfolio may also invest in municipal securities issued by governmental entities (for example, U.S. territories) outside the named state if such municipal securities generate interest exempt from Federal income tax and personal income tax (or the Florida intangible tax) in the named state. When Alliance believes that municipal securities of the named state that meet the Portfolio's quality standards are not available, any State Portfolio may invest in securities whose interest payments are only federally tax-exempt.

Municipal Securities--Further Information. The two principal classifications of municipal securities are bonds and notes. Municipal bonds, which are intended to meet longer-term capital needs, are typically classified as either "general obligation" or "revenue" (or "special tax") bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Each Portfolio may invest more than 25% of its assets in tax-exempt private activity bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such private activity bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Each Portfolio may invest more than 25% of its total assets in securities or obligations which are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities the interest on which is paid from projects of a similar type.)

Municipal notes, which may be either "general obligation" or "revenue" securities, are intended to fulfill short-term capital needs and generally have original maturities not exceeding one year. They include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper.

The yields of municipal securities depend on, among other things, conditions in the municipal bond market and fixed income markets generally, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Normally, lower-rated municipal securities provide yields superior to those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, a Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.


The high tax-free yields sought by the Portfolios are generally obtainable from medium-quality municipal securities rated A or Baa by Moody's Investors Service, Inc. ("Moody's"), or A or BBB by Standard & Poor's Ratings Services (S&P), Duff & Phelps Credit Rating Co. ("Duff & Phelps") or Fitch Investors Service, Inc. ("Fitch"). Each Portfolio may maintain up to 25% of its net assets, in municipal securities rated below Baa by Moody's and below BBB by S&P, Duff & Phelps and Fitch or, if non-rated, determined by Alliance to be of comparable quality. At least 75% of the total assets of each Portfolio will be invested in municipal securities rated at the time of purchase Baa or higher by Moody's or BBB or higher by S&P, Duff & Phelps or Fitch. It is expected that no Portfolio will retain a municipal security downgraded below Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch, or if unrated, determined by Alliance to have undergone similar credit quality deterioration.

Non-rated municipal securities may be purchased by a Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.


During the fiscal year ended October 31, 1995, the Insured National and Insured California Portfolios invested all of their assets in securities rated A and above by S&P, or if unrated by S&P, considered by Alliance to be of equivalent quality to securities rated A or above. During the following Portfolios' fiscal years ended in 1995, on a weighted average basis, the percentages of the assets invested in securities rated in particular rating categories by S&P or, if not rated by S&P, considered by Alliance to be of equivalent quality to such ratings, were as follows:

Portfolio                          A and above        BBB         BB        B
--------------------------------------------------------------------------------
National                               84%            16%         --        --
Arizona                                95              5          --        --
California                             81             11           7        1%
Florida                                75             25          --        --
Massachusetts                          91              9          --        --
Michigan                               81             19          --        --
Minnesota                              79             21          --        --
New Jersey                             81             19          --        --
New York                               92              8          --        --
Ohio                                   79             15           6        --
Pennsylvania                           78             22          --        --
Virginia                               95              5          --        --

Each Portfolio may invest up to 35% of its total assets in zero coupon municipal securities. Each Portfolio also may invest in municipal securities that have fixed, variable, floating or inverse floating rates of interest. See "Additional Investment Practices--Zero Coupon Securities" and "--Variable, Floating and Inverse Floating Rate Investments." Each Portfolio normally will invest at least 65% of its total assets in income-producing securities (including zero coupon securities).

Insurance Feature of the Insured National and Insured California Portfolios. The Insured National and Insured California Portfolios normally will invest at least 65% and 80%, respectively, of their total assets in insured securities. At the time of purchase by a Portfolio, insured securities are either (i) insured under an insurance policy that relates to the specific municipal security in question (a "Specific Issue Insurance Policy") or (ii) insured under a Mutual Fund Insurance Policy issued to the Portfolio's Fund by an appropriate insurer. If a municipal security is already covered by a Specific Issue Insurance Policy when acquired by the Portfolio, then coverage will not be duplicated by a Mutual Fund Insurance Policy. Based upon the expected composition of each of the Insured National and Insured California Portfolios, Alliance estimates that the annual premiums for a Mutual Fund Insurance Policy and/or Special Issue Insurance Policy will range from .12 of 1% to .75 of 1% of the average net assets of each Portfolio. Although the insurance feature reduces certain financial risks, the premiums for a Mutual Fund Insurance Policy, and for many Specific Issue Insurance Policies, which are paid from each of the Insured National and Insured California Portfolio's assets, will reduce each Portfolio's current yield. Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for municipal securities held by the Insured National and Insured California Portfolios reduces credit risk by insuring that the Portfolios will receive payment of principal and interest, it does not protect against market fluctuations caused by changes in interest rates or other factors.

The Insured National and Insured California Portfolios may obtain insurance on their municipal bonds or purchase insured municipal bonds covered by policies issued by any insurer having a claims-paying ability rated AA by S&P or Aaa by Moody's. Alliance is familiar with five such insurers, Municipal Bond Investors Assurance Corporation ("MBIA"), Financial Guaranty Insurance Company ("FGIC"), AMBAC Indemnity Corporation ("AMBAC"), Financial Security Assurance Inc. ("FSA") and Capital Guaranty Insurance Company ("CGIC"). S&P has rated AAA the claims-paying ability of MBIA, FGIC, AMBAC, FSA and CGIC, and the municipal bonds insured by these organizations. Further information with respect to MBIA, FGIC, AMBAC, FSA and CGIC is provided in the Statement of Additional Information of Alliance Municipal Income Fund, Inc.

ADDITIONAL INVESTMENT PRACTICES

Some or all of the Portfolios may engage in the following investment practices to the extent described in this Prospectus. See the Statement of Additional Information of each Fund for a further discussion of the uses, risks and costs of engaging in these practices.

Derivatives. The Portfolios may use derivatives in furtherance of their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, and in place of more traditional direct investments. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgement, this represents the most effective response to current or anticipated market conditions.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards and swaps--from which virtually any type of derivative transaction can be created.

 . Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, while a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option would be obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

 . Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

 . Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

 . Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. The notional principal amount is used solely to calculate the payment streams but is not exchanged.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." Examples of this type of structured security include certain securities described below under "Variable, Floating and Inverse Floating Rate Instruments."

While the judicious use of derivatives by highly experienced investment managers such as Alliance can be quite beneficial, derivatives also involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in a Portfolio.

 . Market Risk--This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest.

 . Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio's portfolio and the ability to forecast price and interest rate movements correctly.

 . Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

 . Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

 . Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

 . Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

Derivatives Used by the Portfolios. Following is a description of specific derivatives currently used by one or more of the Portfolios.

Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios intend to write covered put and call options and purchase put and call options on municipal securities and U.S. Government securities that are traded on U.S. exchanges. There are no specific limitations on the writing and purchasing of options by the Portfolios. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Portfolios will write uncovered call or put options. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, a Portfolio could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

A Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved from other hedging strategies.

The Portfolios may purchase or write privately negotiated options on securities. A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by a Portfolio may be illiquid, and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time. See "Illiquid Securities" below.

Futures Contracts and Options on Futures Contracts. Futures contracts that a Portfolio may buy and sell may include futures contracts on municipal securities or U.S. Government Securities and contracts based on any index of municipal securities or U.S. Government securities.

Options on futures contracts are options that call for the delivery upon exercise of futures contracts. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges and will be used only for hedging purposes.

A Portfolio will not enter into a futures contract or option on a futures contract if immediately thereafter the market values of the outstanding futures contracts of the Portfolio and the futures contracts subject to outstanding options written by the Portfolio would exceed 50% of its total assets.

Forward Commitments. Each Portfolio may purchase or sell municipal securities on a forward commitment basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time a Portfolio enters into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation would be canceled if the required conditions did not occur and the trade were canceled.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. No forward commitments will be made by a Portfolio if, as a result, the Portfolio's aggregate forward commitments under such transactions would be more than 20% of its total assets.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

Interest Rate Transactions (Swaps, Caps and Floors). Each Portfolio may enter into interest rate swap, cap or floor transactions primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

There is no limit on the amount of interest rate transactions that may be entered into by a Portfolio that is permitted to enter into such transactions. A Portfolio will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

Zero Coupon Securities. Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Current federal tax law requires that a holder (such as a Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year. As a result, in order to make the distributions necessary for a Portfolio not to be subject to federal income or excise taxes, the Portfolio might be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Portfolio has actually received as interest during the year. Each Portfolio believes, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet its investment objective. For a discussion of the tax treatment of zero coupon Treasury securities, see "Dividends, Distributions and Taxes--Zero Coupon Treasury Securities" in the Statement of Additional Information of each Fund.

Variable, Floating and Inverse Floating Rate Instruments. Municipal securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.


Leveraged inverse floating rate securities are sometimes known as inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverge inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate municipal securities. Each Portfolio may also invest in municipal securities, the interest rate on which has been divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "auction component") pays an interest rate that is reset periodically through an auction process, while the second of the components (the "residual component") pays a current residual interest rate based on the difference between the total interest paid by the issuer on the municipal securities and the auction rate paid on the auction component. A Portfolio may purchase both auction and residual components.


Repurchase Agreements. A Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on any Portfolio's ability to enter into repurchase agreements. The Portfolios may enter into repurchase agreements with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York).


Illiquid Securities. Subject to any applicable fundamental investment policy, each Portfolio may not maintain more than 15% of its net assets in illiquid securities. These securities include, among others, securities for which there is no readily available market, options purchased by a Portfolio over-the-counter, the cover for such options and repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Portfolio may not be able to realize their full value upon sale. With respect to each Portfolio that may invest in such securities, Alliance will monitor their illiquidity under the supervision of the Directors or Trustees of the Fund. To the extent permitted by applicable law, Rule 144A securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by a Fund's Directors or Trustees.

Defensive Position. Under normal circumstances, substantially all of the total assets of each Portfolio will be invested in the types of municipal securities described in "How The Portfolios Pursue Their Objective" above. However, when business or financial conditions warrant, each Portfolio may assume a temporary defensive position and invest without limit in other municipal securities that are in all other respects consistent with the Portfolio's investment policies. For temporary defensive purposes, each Portfolio may also invest without limit in high-quality municipal notes, rated SP-2 or higher by S&P, MIG-2 (or VMIG-2) or higher by Moody's, D-1 or higher by Duff & Phelps or FIN-2 or higher by Fitch, or in taxable cash equivalents (limited, in the case of the Florida Portfolio, to short-term U.S. Government Securities or repurchase agreements).

Portfolio Turnover. From time to time, the Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of municipal securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. Management anticipates that the annual turnover in each Portfolio will not exceed 250%. An annual turnover rate of 200% occurs, for example, when all of the securities in a Portfolio are replaced twice in a period of one year. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by a Portfolio and its shareholders. However, the execution costs for municipal securities are substantially less than those for equivalent dollar values of equity securities. See "Dividends, Distributions and Taxes."

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

Each Portfolio has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to a Portfolio are set forth in the Statements of Additional Information.

No Portfolio other than the Insured California Portfolio may: (i) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of the total assets of the National and Insured National Portfolios and 50% of the total assets of the State Portfolios (other than the Insured California Portfolio) each such Portfolio may invest in any number of issuers; (ii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities issued by governmental users (including private activity bonds issued by governmental users), U.S. Government Securities and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries (for purposes of this restriction, the Portfolio will regard the entity with the primary responsibility for the payment of interest and principal as the issuer); (iii) purchase more than 10% of any class of the voting securities of any one issuer; (iv) have more than 5% of its assets invested in repurchase agreements with the same dealer; (v) borrow money except from banks for temporary or emergency purposes and then in amounts not exceeding 20% of its total assets; or (vi) in the case of the National, Insured National, New York and California Portfolios, invest more than 10% of its total assets in repurchase agreements not terminable within seven days (whether or not illiquid) or other illiquid investments.

The Insured California Portfolio may not: (i) except when investing for temporary defensive purposes, invest more than 35% of its total assets in securities not covered by insurance which provides for the payment of principal of and interest on such securities or invest more than 20% of its total assets in securities the interest from which is subject to Federal income tax and California personal income tax (there is no limit on the amount of securities that may be insured by a single insurance company); (ii) invest more than 5% of its total assets in the securities of any one issuer or invest in more than 10% of the voting securities of any one issuer except that up to 50% of the Insured California Portfolio's total assets may be invested without regard to this limitation and except that this does not limit the amount of the Insured California Portfolio's assets that may be invested in U.S. Government Securities; (iii) invest more than 25% of its total assets in a single industry, except that there is no limit on the amount of its assets which may be invested in municipal securities issued by governments or political subdivisions thereof, in a particular segment of the municipal securities market or (subject to (ii) above) in U.S. Government Securities; (iv) invest more than 10% of its total assets in repurchase agreements not terminable within seven days (whether or not illiquid) or other illiquid investments; or (v) borrow money, except from banks for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing in amounts not in excess of 15% of its total assets at the time of such borrowing.

RISK CONSIDERATIONS

Municipal Securities. The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities generally rise. Conversely, during periods of rising interest rates, the values of a Portfolio's securities generally decline.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Portfolio's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Portfolio.

Securities Ratings. The ratings of securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Securities rated Aaa by Moody's and AAA by S&P, Duff & Phelps and Fitch are considered to be of the highest quality; capacity to pay interest and repay principal is extremely strong. Securities rated Aa by Moody's and AA by S&P, Duff & Phelps and Fitch are considered to be high quality; capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than exist with securities rated Aaa or AAA. Securities rated A are considered by Moody's to possess adequate factors giving security to principal and interest. S&P, Duff & Phelps and Fitch consider such securities to have a strong capacity to pay interest and repay principal. Such securities are more susceptible to adverse changes in economic conditions and circumstances than higher-rated securities.

Securities rated Baa by Moody's and BBB by S&P, Duff & Phelps and Fitch are considered to have an adequate capacity to pay interest and repay principal. Such securities are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated Ba by Moody's and BB by S&P, Duff & Phelps and Fitch are considered to have speculative characteristics with respect to capacity to pay interest and repay principal over time; their future cannot be considered as well-assured. Securities rated B by Moody's, S&P, Duff & Phelps and Fitch are considered to have highly speculative characteristics with respect to capacity to pay interest and repay principal. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


Securities rated Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch are of poor standing and there is a present danger with respect to payment of principal or interest. See the Statements of Additional Information for a description of the ratings used by Moody's, S&P, Duff & Phelps and Fitch.

Investments in Lower-Rated Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps and Fitch (commonly known as "junk bonds"), are subject to greater risk of loss of principal and interest than higher rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities.

Non-rated Securities. Non-rated securities will also be considered for investment by a Portfolio when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

Non-diversified Status. Each of the State Portfolios is a "non-diversified" investment company, which means the Portfolio is not limited in the proportion of its assets that may be invested in the securities of a single issuer. Because each State Portfolio will normally invest solely or substantially in municipal securities of a particular state, it is more susceptible than a geographically diversified municipal securities portfolio to local risk factors. Such risks arise from the financial condition of the state involved and its municipalities. To the extent such state or local governmental entities are unable to meet their financial obligations, the income derived by the State Portfolios, their ability to preserve or realize appreciation of their portfolio assets and their liquidity could be impaired. The Statements of Additional Information of the Funds provide certain information about the particular states.

Each Portfolio, however, intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Internal Revenue Code, which will relieve the Portfolio of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes" in the Statements of Additional Information. To so qualify, among other requirements, each Portfolio will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Portfolio's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of any such single issuer. A Portfolio's investments in U.S. Government securities are not subject to these limitations.

--------------------------------------------------------------------------------
                          Purchase And Sale Of Shares
--------------------------------------------------------------------------------

HOW TO BUY SHARES

You can purchase shares of any of the Portfolios through broker-dealers, banks or other financial intermediaries, or directly through Alliance Fund Distributors, Inc. ("AFD"), each Fund's principal underwriter. The minimum initial investment in each Portfolio is $250. The minimum for subsequent investments in each Portfolio is $50. Investments of $25 or more are allowed under the automatic investment program in each Portfolio. Share certificates are issued only upon request. Under certain conditions, the Funds may suspend purchases of shares. See the Subscription Application and Statements of Additional Information for more information. In the case of the State Portfolios, each Portfolio is available only to residents of the indicated state.

Existing shareholders may make subsequent purchases by electronic funds transfer if they have completed the Telephone Transactions section of the Subscription Application or the Shareholder Options form obtained from Alliance Fund Services, Inc. ("AFS"), each Fund's registrar transfer agent and dividend disbursing agent. Telephone purchase orders can be made by calling (800) 221-5672, may not exceed $500,000, must be received by the Fund by 3:00 p.m. Eastern time on a Fund business day and will be made at the next day's net asset value (less any applicable sales charge).


Each Portfolio offers three classes of shares, Class A, Class B and Class C.



Class A Shares -- Initial Sales Charge Alternative


You can purchase Class A shares at net asset value plus an initial sales charge, as follows:

                               Initial Sales Charge
                               as % of                           Commission to
                             Net Amount         as % of        Dealer/Agent as %
Amount Purchased              Invested       Offering Price    of Offering Price
--------------------------------------------------------------------------------
Less than $100,000              4.44%           4.25%                4.00%
--------------------------------------------------------------------------------
$100,000 to
less than $250,000              3.36            3.25                 3.00
--------------------------------------------------------------------------------
$250,000 to
less than $500,000              2.30            2.25                 2.00
--------------------------------------------------------------------------------
$500,000 to
less than $1,000,000            1.78            1.75                 1.50
--------------------------------------------------------------------------------

On purchases of $1,000,000 or more, you pay no initial sales charge but may pay a contingent deferred sales charge ("CDSC") equal to 1% of the lesser of net asset value at the time of redemption or original cost if you redeem within one year; Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges in accordance with a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value programs. Consult the Subscription Application and the Statements of Additional Information.

Class B Shares -- Deferred Sales Charge Alternative

You can purchase Class B shares at net asset value without an initial sales charge. However, you may pay a CDSC if you redeem shares within three years after purchase. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the purchase of the Class B shares until the redemption of those shares, as follows:

Year Since Purchase                                                 CDSC
--------------------------------------------------------------------------------
First                                                                3%
Second                                                               2%
Third                                                                1%
Fourth                                                              None

Class B shares are subject to higher distribution fees than Class A shares for a period of six years (at which time they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Class C Shares -- Asset-Based Sales Charge Alternative

You can purchase Class C shares without any initial sales charge or CDSC. The Portfolio will thus receive the full amount of your purchase, and you will receive the entire net asset value of your shares upon redemption. Class C shares incur higher distribution fees than Class A shares and do not convert to any other class of shares of the Portfolio. The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.


Application of the CDSC


Shares obtained from dividend or distribution reinvestment are not subject to the CDSC on Class A and Class B shares. The CDSC is deducted from the amount of the redemption and is paid to AFD. The CDSC will be waived on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans or pursuant to a monthly, bimonthly or quarterly systematic withdrawal plan. See the Statements of Additional Information.

How The Portfolios Value Their Shares

The net asset value of each Class of shares in a Portfolio is calculated by dividing the value of the Portfolio's net assets allocable to that Class by the outstanding shares of that Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Portfolio are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors or Trustees believe would accurately reflect fair market value.


General


The decision as to which Class is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial or contingent deferred sales charge. Consult your financial agent. Dealers and agents may receive differing compensation for selling Class A, Class B or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $5,000,000. A Fund may refuse any order to purchase shares.

In addition to the discount or commission paid to dealers or agents, AFD from time to time pays additional cash or other incentives to dealers or agents, including Equico Securities, Inc., an affiliate of AFD, in connection with the sale of shares of the Portfolios. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Portfolios. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Portfolio and/or other Alliance Mutual Funds during a specific period of time. Such incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

HOW TO SELL SHARES

You may "redeem", i.e., sell your shares in a Portfolio to a Fund on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value (less any applicable CDSC for Class A and Class B shares) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, a Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).


Selling Shares Through Your Broker


Your broker must receive your request before 4:00 p.m. Eastern time, and your broker must transmit your request to the Fund by 5:00 p.m. Eastern time, for you to receive that day's net asset value (less any applicable CDSC for Class A and Class B shares). Your broker is responsible for furnishing all necessary documentation to the Funds, and may charge you for this service.


Selling Shares Directly To A Fund


Send a signed letter of instruction or stock power form to AFS along with your certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:


                            Alliance Fund Services
                                 P.O. Box 1520
                            Secaucus, NJ 07096-1520
                                1-800-221-5672


Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to 800-221-5672. Telephone redemption requests must be made by 4 p.m. Eastern time on a Fund business day in order to receive that day's net asset value and may be made only once in any 30-day period. A shareholder who has completed the Telephone Transactions section of the Subscription Application, or the Shareholder Options form obtained from AFS, can elect to have the proceeds of their redemption sent to their bank via an electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record. Redemption requests by electronic funds transfer may not exceed $100,000 and redemption requests by check may not exceed $50,000. Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

General

The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.


During drastic economic or market developments, you might have difficulty in reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES

AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. Some services are described in the attached Application. A shareholder's manual explaining all available services will be provided upon request. To request a shareholder manual, call 800-227-4618.

HOW TO EXCHANGE SHARES

You may exchange your shares of any Portfolio for shares of the same class of other Alliance Mutual Funds (which include AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset values next determined, without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange request must be received by AFS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

Class A and Class B shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purposes of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

Please read carefully the Prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

--------------------------------------------------------------------------------
                            Management Of The Funds
--------------------------------------------------------------------------------

ADVISER

Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement"), to provide investment advice and, in general, to conduct the management and investment program of each Portfolio of each Fund, subject to the general supervision and control of the Board of Directors or Trustees of that Fund.

The employees of Alliance principally responsible for each Portfolio's investment program are Mrs. Susan P. Keenan, Mr. David M. Dowden and Mr. Terrance T. Hults. Mrs. Keenan has served in this capacity for each Portfolio since it commenced operations. Messrs. Dowden and Hults have served in this capacity for each Portfolio since 1994 and 1995, respectively. Mrs. Keenan is a Senior Vice President of Alliance Capital Management Corporation ("ACMC"), with which she has been associated since prior to 1990. Mr. Dowden is an Assistant Vice President of ACMC with which he has been associated since 1994. Previously he was an analyst in the Municipal Strategy Group at Merrill Lynch Capital Markets. Mr. Hults has been an Assistant Vice President of ACMC since 1995. Previously he was an associate and trader in the Municipal Derivative Products department at Merrill Lynch Capital Markets.

Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 1995 totaling more than $146 billion
(of which approximately $48 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 51 registered investment companies managed by Alliance comprising 107 separate investment portfolios currently have over two million shareholders. As of December 31, 1995, Alliance was retained as an investment manager for 29 of the Fortune 100 companies.

ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in the Statements of Additional Information under "Management of the Fund."

DISTRIBUTION SERVICES AGREEMENTS

Rule 12b-1 adopted by the Securities and Exchange Commission (the "Commission") under the 1940 Act permits an investment company to pay expenses associated with the distribution of its shares in accordance with a duly adopted plan. Each Fund has adopted a Rule 12b-1 plan (the "Plan") and has entered into a Distribution Services Agreement (the "Agreement") with AFD. Pursuant to the Plan, each Portfolio pays to AFD a Rule 12b-1 distribution services fee, which may not exceed an annual rate of .30% of the Portfolio's aggregate average daily net assets attributable to the Class A shares, 1.00% of the Portfolio's aggregate average daily net assets attributable to the Class B shares and 1.00% of the Portfolio's aggregate average daily net assets attributable to the Class C shares, for distribution expenses. The Plans provide that a portion of the distribution services fee in an amount not to exceed .25% of the aggregate average daily net assets of each Portfolio attributable to each class of shares constitutes a service fee used for personal service and/or the maintenance of shareholder accounts.

The Plans provide that AFD will use the distribution services fee received from a Portfolio in its entirety for payments (i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of the Portfolio, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Portfolio's shareholders. In this regard, some payments under the Plans are used to compensate financial intermediaries with trail or maintenance commissions in an amount equal to .25%, annualized, with respect to Class A shares and Class B shares, and 1.00%, annualized, with respect to Class C shares, of the assets maintained in a Portfolio by their customers. Distribution services fees received from the Portfolios with respect to Class A shares will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of AFD. Distribution services fees received from the Portfolios, with respect to Class B and Class C shares, may be used for these purposes. The Plans also provide that Alliance may use its own resources to finance the distribution of each Portfolio's shares.

The Portfolios are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. With respect to Class A shares of each Portfolio, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Portfolio in subsequent fiscal years.

AFD's compensation with respect to Class B and Class C shares under the Plans is directly tied to its expenses incurred. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fees payable under the applicable Plan with respect to the class involved and, in the case of Class B shares, payments received from CDSCs. The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Plan with respect to the class involved and, in the case of Class B shares, payments subsequently received through CDSCs, so long as the Plan and the Agreement are in effect.

Unreimbursed distribution expenses incurred as of the end of each Portfolio's most recently completed fiscal period, and carried over for reimbursement in future years in respect of the Class B and Class C shares for all Portfolios were, as of that time, as follows:

                                            Amount of Distribution Expenses Carried Over
                                                    (as % of Class's Net Assets)
                                 ---------------------------------------------------------------
                                            Class B                            Class C
------------------------------------------------------------------------------------------------
National.....................    $4,580,693          (1.82%)        $1,735,266           (1.61%)
Insured National.............    $1,879,251          (3.19%)        $  582,379           (2.62%)
Arizona......................    $  333,848         (10.54%)        $   82,644          (17.19%)
California...................    $4,648,912          (2.79%)        $1,398,507           (1.59%)
Insured California...........    $1,235,161          (4.44%)        $  379,783           (2.65%)
Florida......................    $  756,410          (3.66%)        $  689,466           (2.24%)
Massachusetts................    $  293,674         (16.75%)        $  250,539           (9.80%)
Michigan.....................    $  272,393         (11.24%)        $  326,746          (11.32%)
Minnesota....................    $  582,028          (7.97%)        $  437,224           (5.99%)
New Jersey...................    $1,390,839          (4.01%)        $  426,141           (2.00%)
New York.....................    $2,854,710          (3.02%)        $  614,470           (1.90%)
Ohio.........................    $  939,849          (4.31%)        $  518,440           (2.75%)
Pennsylvania.................    $1,088,987          (3.81%)        $  430,536           (2.86%)
Virginia.....................    $  276,543         (23.18%)        $   35,816          (29.30%)
------------------------------------------------------------------------------------------------

The Plans are in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Funds' management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other service arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of the National and Insured National Portfolio may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers.

--------------------------------------------------------------------------------
                           Dividends, Distributions
--------------------------------------------------------------------------------
                                   And Taxes
--------------------------------------------------------------------------------


DIVIDENDS AND DISTRIBUTIONS


Dividends on shares of a Portfolio will be declared on each Fund business day from the Portfolio's net investment income. Dividends on shares for Saturdays, Sundays and holidays will be declared on the previous business day. The Funds pay dividends on shares of each Portfolio after the close of business on the twentieth day of each month or, if such day is not a business day, the first business day thereafter. At your election (which you may change at least 30 days prior to the record date for a particular dividend or distribution), dividends and distributions are paid in cash or reinvested without charge in additional shares of the same class having an aggregate net asset value as of the payment date of the dividend or distribution equal to the cash amount thereof.


If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Portfolio without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Portfolio.

There is no fixed dividend rate and there can be no assurance that a Portfolio will pay any dividends. The amount of any dividend or distribution paid on shares of a Portfolio must necessarily depend upon the realization of income and capital gains from the Portfolio's investments.

TAXES

Generally. Each Portfolio intends to qualify for each taxable year to be taxed as a regulated investment company under the Internal Revenue Code (the "Code") and, as such, will not be liable for federal income and excise taxes on the investment company taxable income and net capital gains distributed to its shareholders.

Distributions to shareholders out of tax-exempt interest income earned by a Portfolio are not subject to Federal income tax. However, under current tax law, some individuals and corporations may be subject for Federal income tax purposes to the AMT on distributions to shareholders out of income from the AMT-Subject Bonds in which all Portfolios (other than the Insured National and Insured California Portfolios) principally invest. Further, under current tax law, certain corporate taxpayers may be subject to the AMT based on their "adjusted current earnings." Distributions from a Portfolio that are excluded from gross income and from AMT taxable income will be included in such corporation's "adjusted current earnings" for purposes of computation of the AMT. Distributions out of taxable interest, other investment income, and net realized short-term capital gains are taxable to shareholders as ordinary income, and distributions to shareholders of net realized long-term capital gains are taxable to shareholders as long-term capital gains irrespective of the length of time a shareholder has held his or her Portfolio shares. Since a Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations.

Interest on indebtedness incurred by shareholders to purchase or carry shares of a Portfolio is not deductible for Federal income tax purposes. Further, persons who are "substantial users" (or related persons) of facilities financed by AMT-

Subject Bonds should consult their tax advisers before purchasing shares of a Portfolio.

If a shareholder holds shares for six months or less and during that time receives a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution. If a shareholder holds shares for six months or less and during that time receives a distribution of tax-exempt interest income, any loss realized on the sale of such shares would be disallowed to the extent of such distribution.

Substantially all of the dividends paid by a Portfolio are anticipated to be exempt from regular federal income taxes. Shareholders may be subject to state and local taxes on distributions from a Portfolio, including distributions which are exempt from federal income taxes. The Funds will report annually to shareholders the percentage and source of interest earned by a Portfolio which is exempt from federal income tax and, except in the case of the National and Insured National Portfolios, relevant state and local personal income taxes, and, in the case of the Florida Portfolio, the portion of the net asset value of such Portfolio which is exempt from Florida intangible tax.

Each investor should consult his or her own tax adviser to determine the tax status, with regard to his or her tax situation, of distributions from the Portfolios.

Arizona Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from the Arizona income tax imposed on individuals, corporations, estates and trusts. Such dividends will be exempt from Arizona income tax to the extent they are derived from Arizona municipal securities and U.S. Government Securities. Arizona law does not permit a deduction for interest paid or accrued on indebtedness incurred or continued to purchase or carry obligations the interest of which is exempt from Arizona state income taxes.

California and Insured California Portfolios. Distributions of interest income by the California Portfolio and by the Insured California Portfolio, to the extent derived from California tax-exempt obligations, will be exempt from California personal income tax.


Florida Portfolio. Dividends paid by the Portfolio to individual Florida shareholders will not be subject to Florida income tax, which is imposed only on corporations. However, Florida currently imposes an intangible personal property tax at the rate of $2.00 per $1,000 taxable value of certain securities, such as shares of the Portfolio, and other intangible assets owned by Florida residents. U.S. Government Securities and Florida municipal securities are exempt from this intangible tax. It is anticipated that the Portfolio's shares will qualify for exemption from the Florida intangible tax. In order to so qualify, the Portfolio must, among other things, have its entire portfolio invested in U.S. Government Securities and Florida municipal securities on December 31 of any year. Exempt-interest dividends paid by the Portfolio to corporate shareholders will be subject to Florida corporate income tax.

Massachusetts Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from the Massachusetts personal income tax. Such dividends will be exempt from Massachusetts personal income tax to the extent attributable to interest from Massachusetts municipal securities exempt from the Massachusetts personal income tax or U.S. Government Securities and are so designated. Dividends designated as attributable to capital gains will be subject to the Massachusetts personal income tax at capital gains tax rates except to the extent designated as attributable to gains on certain Massachusetts municipal securities. Dividends paid by the Portfolio to a corporate shareholder will be subject to Massachusetts corporate excise tax.

Michigan Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Michigan income, intangibles and single business taxes. Such dividends will be exempt from Michigan personal income tax, the Michigan intangible personal property tax and the Michigan single business tax to the extent that such distributions are derived from Michigan municipal securities and U.S. Government Securities, and provided that at least 50% of the total assets of the Portfolio consist of Michigan municipal securities at the close of each quarter of the Fund's taxable year. To the extent the distributions are not subject to Michigan income tax, they are not subject to the uniform city income tax imposed by certain Michigan cities. For Michigan income, intangibles and single business tax purposes, distributions representing income derived by the Portfolio from sources other than Michigan municipal securities and U.S. Government Securities will be included in Michigan taxable income and will be included in the taxable bases of the Michigan single business and intangibles taxes, except that distributions from capital gains which are reinvested in Portfolio shares are exempt from intangibles taxes.

Minnesota Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio to individuals will be exempt from Minnesota personal income tax. However, at least 95% of the exempt-interest dividends paid by the Portfolio during a Fund fiscal year must be derived from Minnesota municipal securities in order for any portion of the exempt-interest dividends paid by the Portfolio to be exempt from the Minnesota personal income tax. Under current Minnesota tax law, some individuals may be subject to the Minnesota AMT on distributions to shareholders out of the income from AMT-Subject Bonds in which the Portfolio invests. Exempt-interest dividends paid by the Portfolio to shareholders that are corporations are subject to Minnesota franchise tax.

New Jersey Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio to individuals will be exempt from New Jersey personal income tax. In order to pass through tax-exempt interest for New Jersey personal income tax purposes, the Portfolio must, among other things, invest only in interest bearing obligations, obligations issued at a discount, and cash and cash items including receivables and financial options, futures, forward contracts and other similar financial instruments related to such obligations or to bond indices. In addition, it must have not less than 80% of the aggregate principal amount of its investments, excluding certain financial options and similar financial instruments described above and cash and cash items, invested in New Jersey municipal securities or U.S. Government Securities at the close of each quarter of the tax year. Distributions attributable to gains from New Jersey municipal securities also will be exempt from New Jersey personal income tax, provided the Portfolio satisfies the above requirements. Exempt-interest dividends paid by the Portfolio to a corporate shareholder will be subject to New Jersey corporation business (franchise) tax and the New Jersey corporation income tax.


New York Portfolio. Distributions of interest income by the Portfolio, to the extent derived from New York State municipal securities, or from obligations issued by the government of Puerto Rico or by its authority, will be exempt from New York State and New York City personal income taxes.

Ohio Portfolio. Distributions of interest income and gain by the Portfolio, to the extent such distributions are derived from Ohio municipal securities, will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and will not be includable in the net income base of the Ohio corporate franchise tax; provided that at all times at least 50% of the value of the total assets of the Portfolio consists of Ohio municipal securities or similar obligations of other states or their subdivisions. Shares of the Portfolio will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis.

Pennsylvania Portfolio. Dividends paid by the Portfolio will not be subject to the Pennsylvania personal income tax or the Philadelphia School District investment net income tax to the extent that the dividends are attributable to interest received by the Portfolio from its investments in Pennsylvania municipal securities or U.S. Government Securities. Exempt-interest dividends paid by the Portfolio and dividends attributable to interest on U.S. Government securities also are not subject to the Pennsylvania Corporate Net Income Tax. Portfolio shares are not considered exempt assets for the purposes of determining a corporation's capital stock value subject to the Pennsylvania Capital Stock/Franchise Tax. Shares of the Portfolio also are exempt from Pennsylvania county personal property taxes to the extent that the Portfolio consists of Pennsylvania municipal securities or U.S. Government Securities.

Virginia Portfolio. Shareholders may be subject to state and local taxes on distributions from the Portfolio, including distributions which are exempt from Federal income taxes. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Virginia income taxes. So long as the Portfolio qualifies as a regulated investment company under the Code and at least 50% of the value of the total assets of the Portfolio at the end of each quarter of its taxable year consists of obligations whose interest is exempt from Federal income taxes, dividends paid by the Portfolio will be exempt from Virginia individual, estate, trust, and corporate income taxes to the extent such distributions are either (i) exempt from regular Federal income tax and attributable to interest on Virginia municipal securities or obligations issued by Puerto Rico, the United States Virgin Islands, or Guam or (ii) attributable to interest on obligations of the United States or any authority, commission or instrumentality of the United States. As a general rule, distributions attributable to gains of the Portfolio and gains recognized on the sale or other disposition of shares of the Portfolio (including the redemption or exchange of shares) will be subject to Virginia income taxes. Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry shares of the Portfolio generally will not be deductible for Virginia income tax purposes.

--------------------------------------------------------------------------------
                              General Information
--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares of a Portfolio as a factor in the selection of dealers to enter into portfolio transactions with the Funds.

ORGANIZATION

Alliance Municipal Income Fund, Inc. is a Maryland corporation organized on July 30, 1986. Alliance Municipal Income Fund II is a Massachusetts business trust organized on April 2, 1993. It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by Federal or, in the case of Alliance Municipal Income Fund, Inc., state law. Shareholders have available certain procedures for the removal of Directors or Trustees.


A shareholder in a Portfolio will be entitled to his pro rata share of all dividends and distributions arising from that Portfolio's assets and, upon redeeming shares, will receive the then current net asset value of that Portfolio represented by the redeemed shares less any applicable CDSC. The Funds are empowered to establish, without shareholder approval, additional portfolios which may have different investment objectives and additional classes of shares. If an additional portfolio or class were established in a Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each Fund vote together as a single class on matters, such as the election of Directors or Trustees, that affect each Portfolio in substantially the same manner. Class A, Class B and Class C shares of a Portfolio have identical voting, dividend, liquidation and other rights, except that each class bears its own distribution and transfer agency expenses. Each class of shares votes separately with respect to a Fund's Rule 12b-1 plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Board of Directors or Trustees and, in liquidation of a Portfolio, are entitled to receive the net assets of that Portfolio. Since this Prospectus sets forth information about both Funds, it is theoretically possible that one Fund might be liable for any materially inaccurate or incomplete disclosure in this Prospectus concerning the other Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund. Certain additional matters relating to the organization of a Fund are discussed in its Statement of Additional Information.

REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as the Funds' registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Funds. The transfer agency fee with respect to the Class B shares will be higher than the transfer agency fee with respect to the Class A shares or Class C shares.

PRINCIPAL UNDERWRITER

AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the Principal Underwriter of shares of the Funds.

PERFORMANCE INFORMATION

From time to time, the Portfolios advertise their "yield" and "total return", which are computed separately for Class A, Class B and Class C shares. A Portfolio's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. The Portfolios may also state a "taxable equivalent yield" that is calculated by assuming that net investment income per share is increased by an amount sufficient to offset the benefit of tax exemptions at the stated income tax rate. The Portfolios may also state in sales literature an "actual distribution rate" for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share.

The actual distribution rate is computed separately for Class A, Class B and Class C shares. Advertisements of a Portfolio's total return disclose the Portfolio's average annual compounded total return for the periods prescribed by the Commission. A Portfolio's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Portfolio are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of the Portfolio's shares are assumed to have been paid. Performance data for each class of shares will be included in any advertisement or sales literature using performance data. These advertisements may quote performance rankings or ratings of the Portfolios by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Portfolio's performance to various indices.


ADDITIONAL INFORMATION


This Prospectus and the Statements of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statement filed by each Fund with the Commission under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.


This prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

This prospectus is intended to constitute an offer by each Fund only of the securities of which it is the issuer and is not intended to constitute an offer by a Fund of the securities of the other Fund whose securities are also offered by this prospectus. Neither Fund intends to make any representation as to the accuracy or completeness of the disclosure in this prospectus relating to the other Fund. See "General Information--Organization."

                       ALLIANCE SUBSCRIPTION APPLICATION
--------------------------------------------------------------------------------
                     ALLIANCE MUNICIPAL INCOME PORTFOLIOS

     NATIONAL PORTFOLIO           FLORIDA PORTFOLIO       NEW JERSEY PORTFOLIO
 INSURED NATIONAL PORTFOLIO    MASSACHUSETTS PORTFOLIO     NEW YORK PORTFOLIO
      ARIZONA PORTFOLIO          MICHIGAN PORTFOLIO          OHIO PORTFOLIO
    CALIFORNIA PORTFOLIO         MINNESOTA PORTFOLIO     PENNSYLVANIA PORTFOLIO
INSURED CALIFORNIA PORTFOLIO                               VIRGINIA PORTFOLIO


--------------------------------------------------------------------------------
                         INFORMATION AND INSTRUCTIONS
--------------------------------------------------------------------------------

To Open Your New Alliance Account...

Please complete the application and mail it to:
               Alliance Fund Services, Inc.
               P.O. Box 1520
               Secaucus, New Jersey 07096-1520

For certified or overnight deliveries, send to:
               Alliance Fund Services, Inc.
               500 Plaza Drive
               Secaucus, New Jersey 07094

---------
Section 1  Your Account Registration (Required)
---------

Complete one of the available choices. To ensure proper tax reporting to the
IRS:

     .  Individuals, Joint Tenants and Gift/Transfer to a Minor:
            . Indicate your name(s) exactly as it appears on your social security card.

     .  Trust/Other:
            . Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

---------
Section 2  Your Address (Required)
---------

Complete in full.

---------
Section 3  Your Initial Investment (Required)
---------

For each fund in which you are investing: 1) Write the dollar amount of your initial purchase in the column corresponding to the class of shares you have chosen (If you are eligible for a reduced sales charge, you must also complete
Section 4F) 2) Circle a distribution option for your dividends 3) Circle a distribution option for your capital gains. All distributions (dividends and capital gains) will be reinvested into your fund account unless you direct otherwise. If you want distributions sent directly to your bank account, then you must complete Section 4D and attach a voided check for that account. If you want your distributions sent to a third party you must complete Section 4E.

---------
Section 4  Your Shareholder Options (Complete only those options you want)
---------

A. Automatic Investment Plans (AIP) - You can make periodic investments into any of your Alliance Funds in one of three ways. First, by a periodic withdrawal ($25 minimum) directly from your bank account and invested into an Alliance Fund. Second, you can direct your distributions (dividends and capital gains) from one Alliance Fund into another Fund. Or third, you can automatically exchange monthly ($25 minimum) shares of one Alliance Fund for shares of another Fund. To elect one of these options, complete the appropriate portion of Section 4A.

B. Systematic Withdrawal Plans (SWP) - Complete this option if you wish to periodically redeem dollars from one of your fund accounts. Payments can be made via Electronic Funds Transfer (EFT) to your bank account (currently Classes A and C only) or by check.

C. Telephone Transactions via EFT - Complete this option if you would like to be able to transact via telephone between your fund account and your bank account.

D. Bank Information - If you have elected any options that involve transactions between your bank account and your fund account or have elected cash distribution options and would like the payments sent to your bank account, please tape a voided check of the account you wish to use to this section of the application.

E. Third Party Payment Details - If you have chosen cash distributions and/or a Systematic Withdrawal Plan and would like the payments sent to a person and/or address other than those provided in section 1 or 2, complete this option.

F. Reduced Charges (Class A only) - Complete if you would like to link fund accounts that have combined balances that might exceed $100,000 so that future purchases will receive discounts. Complete if you intend to purchase over $100,000 within 13 months.

---------
Section 5  Shareholder Authorization (Required)
---------

All owners must sign. If it is a custodial, corporate, or trust account, the custodian, and authorized officer, or the trustee respectively must sign.

If We Can Assist You In Any Way, Please Do Not Hesitate To Call Us At:
(800) 221-5672.

                           SUBSCRIPTION APPLICATION
--------------------------------------------------------------------------------
                   THE ALLIANCE MUNICIPAL INCOME PORTFOLIOS

              (see instructions at the front of the application)

--------------------------------------------------------------------------------
                 1. YOUR ACCOUNT REGISTRATION   (Please Print)
--------------------------------------------------------------------------------

[_] INDIVIDUAL OR JOINT ACCOUNT


    ----------------------------------------------------------------------------
    Owner's Name   (First Name)                (MI)             (Last Name)

              -                    -
    ---------------------------------------------
    Social Security Number (Required to open account)


    ----------------------------------------------------------------------------
    Joint Owner's Name*   (First Name)         (MI)             (Last Name)

    *Joint Tenants with right of survivorship unless Alliance Fund Services is informed otherwise.


[_] GIFT/TRANSFER TO A MINOR


    ----------------------------------------------------------------------------
    Custodian - One Name Only  (First Name)    (MI)             (Last Name)


    ----------------------------------------------------------------------------
    Minor (First Name)                         (MI)             (Last Name)


                        -                    -
    ---------------------------------------------------------
    Minor's Social Security Number (Required to open account)

    Under the State of __________ (Minor's Residence) Uniform Gifts/Transfer to Minor's Act


[_] TRUST ACCOUNT


    ----------------------------------------------------------------------------
    Name of Trustee


    ----------------------------------------------------------------------------
    Name of Trust


    ----------------------------------------------------------------------------
    Name of Trust (cont'd)


    ------------------------------------    ------------------------------------
    Trust Dated                             Tax ID or Social Security Number
                                            (Required to open account)

[_] OTHER


    ----------------------------------------------------------------------------
    Name of Corporation, Partnership or other Entity


    ----------------------------
    Tax ID Number


--------------------------------------------------------------------------------
                                2. YOUR ADDRESS
--------------------------------------------------------------------------------


    ----------------------------------------------------------------------------
    Street


    ----------------------------------------------------------------------------
    City                              State                   Zip Code


    ----------------------------------------------------------------------------
    If Non-U.S., Specify Country


            -       -                                     -       -
    ---------------------------               ---------------------------
    Daytime Phone                             Evening Phone

    I am a:       [ ]  U.S. Citizen             [ ]  Non-Resident Alien
                  [ ]  Resident Alien           [ ]  Other


                         +                           +

                             For Alliance Use Only

                         +                           +

--------------------------------------------------------------------------------
                             3. YOUR INITIAL INVESTMENT
--------------------------------------------------------------------------------

The minimum investment is $250 per fund. The maximum investment in Class B is $250,000; Class C is $5,000,000.

I hereby subscribe for shares of the following Alliance Municipal Income Fund Portfolio(s) and elect distribution options as indicated.

Dividend and Capital Gain    R  Reinvest distributions into fund account.
 Distribution Options:       -  ----------------------

----------------------       C  Send my distributions in cash to the address I
BROKER/DEALER USE ONLY       -  -----------------------------
    WIRE CONFIRM #           have provided in Section 2. (Complete Section 4D
----------------------       for direct deposit to your bank account.  Complete
                             Section 4E for payment to a third party)

----------------------      D  Direct my distributions to another Alliance fund.
                            -  ------------------------------------------------
                               Complete the appropriate portion of Section 4A to direct your distributions (dividends and capital gains) to another Alliance Fund (the $250 minimum investment requirement applies to Funds into which distributions are directed).

------------------------------------------------------------------------------------------------------------------------------------
                                                          CLASS OF SHARES
  Make all checks payable to:     -----------------------------------------------------------------      DISTRIBUTIONS OPTIONS
     Alliance Fund Services                                  CONTINGENT                                        "CIRCLE"
                                         INITIAL SALES        DEFERRED        ASSET-BASED            ----------------------------
-------------------------------------        CHARGE         SALES CHARGE      SALES CHARGE                             CAPITAL
   ALLIANCE FUND NAME                           A                 B                C                  DIVIDENDS         GAINS
-------------------------------------    --------------    --------------    --------------           ----------      ----------
National Portfolio                       $         (84)    $        (284)    $        (384)           R   C   D       R   C   D
------------------------------------------------------------------------------------------------------------------------------------
Insured National Portfolio                         (86)             (286)             (386)           R   C   D       R   C   D
------------------------------------------------------------------------------------------------------------------------------------
Arizona Portfolio                                 (114)             (214)             (314)           R   C   D       R   C   D
------------------------------------------------------------------------------------------------------------------------------------
California Portfolio                               (85)             (285)             (385)           R   C   D       R   C   D
------------------------------------------------------------------------------------------------------------------------------------
Insured California Portfolio                       (91)             (291)             (391)           R   C   D       R   C   D
------------------------------------------------------------------------------------------------------------------------------------
Florida Portfolio                                  (65)             (265)             (365)           R   C   D       R   C   D
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts Portfolio                           (115)             (215)             (315)           R   C   D       R   C   D
------------------------------------------------------------------------------------------------------------------------------------
Michigan Portfolio                                (117)             (217)             (317)           R   C   D       R   C   D
------------------------------------------------------------------------------------------------------------------------------------
Minnesota Portfolio                                (61)             (261)             (361)           R   C   D       R   C   D
------------------------------------------------------------------------------------------------------------------------------------
New Jersey Portfolio                               (69)             (269)             (369)           R   C   D       R   C   D
------------------------------------------------------------------------------------------------------------------------------------
New York Portfolio                                 (83)             (283)             (383)           R   C   D       R   C   D
------------------------------------------------------------------------------------------------------------------------------------
Ohio Portfolio                                     (80)             (280)             (380)           R   C   D       R   C   D
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Portfolio                             (67)             (267)             (367)           R   C   D       R   C   D
------------------------------------------------------------------------------------------------------------------------------------
Virginia Portfolio                                (121)             (221)             (321)           R   C   D       R   C   D
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      R   C   D       R   C   D
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      R   C   D       R   C   D
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL INVESTMENT                   $                 $                 $
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------
SIGNATURE CARD                            NAME OF FUND:
-----------------------------------
CLASS A OR CLASS C ACCOUNT #
(if known)
--------------------------------------------------------------------------------
ACCOUNT NAME(S) AS REGISTERED

-------------------------------------------------------------------------------
SOCIAL SECURITY NUMBER

--------------------------------------------------------------------------------
AUTHORIZED SIGNATURE(S) - for joint accounts, all owners, or their legal representatives, must sign this card.

1._________________________________________________________________________

2._________________________________________________________________________

3._________________________________________________________________________
--------------------------------------------------------------------------------
Check One Box  [_]  All the above signatures are required on checks written against this account.
               [_] Any one signature is acceptable on checks written against this account.
               [_]  A combination of signatures is required (specify number.)

Subject to conditions printed on reverse side.
                                             STATE STREET BANK AND TRUST COMPANY

For Class A and C only:
To apply for checkwriting privileges, please complete the signature card to the left. The minimum amount any check can be written for is $500. The checkwriting privilege is not transferable to any other fund account.

                                                   -----------------------------
MY SOCIAL SECURITY (TAX IDENTIFICATION) NUMBER IS:
                                                   -----------------------------
--------------------------------------------------------------------------------
                          4. YOUR SHAREHOLDER OPTIONS
--------------------------------------------------------------------------------
------------------------------------
A.  AUTOMATIC INVESTMENT PLANS (AIP)
------------------------------------

[_] WITHDRAW FROM MY BANK ACCOUNT

I authorize Alliance to draw on my bank account for investment in my fund account(s) as indicated below (Complete Section 4D also for the bank account you wish to use).


                              Monthly Dollar Amount              Day of Withdrawal*
Fund Name                     ($25 minimum)                      (1st thru 31st)                  Circle "all" or applicable months
                                                                                                  All       J F M A M J J A S O N D
-----------------------       -----------------------            -----------------------          ---------------------------------
                                                                                                  All       J F M A M J J A S O N D
-----------------------       -----------------------            -----------------------          ---------------------------------
                                                                                                  All       J F M A M J J A S O N D
-----------------------       -----------------------            -----------------------          ---------------------------------
                                                                                                  All       J F M A M J J A S O N D
-----------------------------------------------------------------------------------------------------------------------------------

*If my bank is not a member of the National Automated Clearing House Association (NACHA), I understand that the withdrawal(s) will occur on or about the 20th of the month.

[_] DIRECT MY DISTRIBUTIONS

As indicated in Section 3, I would like my dividends and/or capital gains directed to another Alliance fund.

                              "From" Fund Account #
"From" Fund Name              (if existing)                      "To" Fund Name                   "To" Fund Account # (if existing)
                                                                                                  [_] New
                                                                                                  [_] Existing
-----------------------       -----------------------            -----------------------          ---------------------------------
                                                                                                  [_] New
                                                                                                  [_] Existing
-----------------------       -----------------------            -----------------------          ---------------------------------
                                                                                                  [_] New
                                                                                                  [_] Existing
-----------------------       -----------------------            -----------------------          ---------------------------------
                                                                                                  [_] New
                                                                                                  [_] Existing
-----------------------       -----------------------            -----------------------          ---------------------------------

[_] EXCHANGE SHARES MONTHLY

I authorize Alliance to transact monthly exchanges between my fund accounts as listed below.

                       "From" Fund Account #      Dollar Amount  Day of Exchange**   "To" Fund Name     "To" Fund Account #
"From" Fund Name       (if existing)              ($25 minimum)  (1st thru 31st)                       (if existing)
                                                                                                       [_] New
                                                                                                       [_] Existing
-------------------    -----------------------    -------------  ----------------    --------------    --------------------------
                                                                                                       [_] New
                                                                                                       [_] Existing
-------------------    -----------------------    -------------  ----------------    --------------    --------------------------
                                                                                                       [_] New
                                                                                                       [_] Existing
-------------------    -----------------------    -------------  ----------------    --------------    --------------------------
                                                                                                       [_] New
                                                                                                       [_] Existing
-------------------    -----------------------    -------------  ----------------    --------------    --------------------------

**Shares exchanged will be redeemed at the net asset value on the "Day of Exchange" (If the "Day of Exchange" is not a fund business day, the exchange transaction will be processed on the next fund business day). The exchange privilege is not available if stock certificates have been issued.

------------------------------------
 B. SYSTEMATIC WITHDRAWAL PLANS (SWP)
------------------------------------

In order to establish a SWP, you must reinvest all dividends and capital gains and own or purchase shares of the Fund having a current net asset value of at least:
 . $10,000 for monthly payments,
 . $5,000 for bi-monthly payments,
 . $4,000 for quarterly or less frequent payments

SWPs on Class B shares of up to approximately 12% (annualized) of the current market value of an account will be processed free of a contingent deferred sales charge (CDSC). Under this plan, you may withdraw a maximum of 1% monthly, 2% bi-monthly or 3% quarterly, of the value of your class B shares acquired after July 1, 1995, without the imposition of a CDSC. Withdrawals in excess of these amounts will continue to be charged the applicable CDSC. Your bank must be a member of the National Automated Clearing House Association (NACHA) in order for you to receive SWP proceeds directly into your checking account.

[_] I authorize Alliance to transact periodic redemptions from my fund account and send the proceeds to me as indicated below.

Fund Name and Class of Shares                                    Dollar Amount ($50 minimum)      Circle "all" or applicable months
                                                                                                  All       J F M A M J J A S O N D
---------------------------------------------------------------  ------------------------------   ---------------------------------
                                                                                                  All       J F M A M J J A S O N D
---------------------------------------------------------------  ------------------------------   ---------------------------------
                                                                                                  All       J F M A M J J A S O N D
---------------------------------------------------------------  ------------------------------   ---------------------------------
                                                                                                  All       J F M A M J J A S O N D
---------------------------------------------------------------  ------------------------------   ---------------------------------

PLEASE SEND MY PROCEEDS TO:

    [_] MY CHECKING ACCOUNT (via EFT) - Currently Class A and C only

        I would like to have these payments occur on or about the [____] (1st-
        31st) of the months circled above. (Complete Section 4D for the bank account you wish to use)

    [_] MY ADDRESS OF RECORD (via CHECK)

    [_] THE PAYEE AND ADDRESS SPECIFIED IN SECTION 4E (via CHECK)

------------------------------------
C. PURCHASES AND REDEMPTIONS VIA EFT
------------------------------------
  You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.
  Instructions:  .  Review the information in the Prospectus about telephone transaction services.
                 . If you select the telephone purchase or redemption privilege, you must write "VOID" across the face of a check from the bank account you wish to use and attach it to
                    Section 4D of this application.

  Purchases and Redemptions via EFT

  [_] I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected.

--------------------
D.  Bank Information
--------------------

  This bank account information will be used for:
  [_] Distributions (Section 3)          [_] Automatic Investments (Section 4A)
  [_] Systematic Withdrawals (Section 4B)[_] Telephone Transactions (Section 4C)

  Please attach a voided check:
  ---------------------------------------------------------------------------


                            Tape Voided Check Here.

                We Cannot Establish These Services Without it.


  ---------------------------------------------------------------------------
  Your bank must be a member of the National Automated Clearing House Association (NACHA) in order to have EFT transactions processed to your fund account.

  For EFT transactions, the fund requires signatures of bank account owners exactly as they appear on bank records.

-------------------------------
E.  THIRD PARTY PAYMENT DETAILS
-------------------------------

  This third party payee information will be used for:

  [_] Distribution (Section 3)           [_] Systematic Withdrawals (Section 4B)
      --------------------------------------------------------------------------
      Name
      --------------------------------------------------------------------------
      Address-Line 1
      --------------------------------------------------------------------------
      Address-Line 2
      --------------------------------------------------------------------------
      Address-Line 3

----------------------------------
F. REDUCED CHARGES (CLASS A ONLY)
----------------------------------

  If you, your spouse or minor children own shares in other Alliance funds, you may be eligible for a reduced sales charge. Please complete the Right of Accumulation section or the Statement of Intent section.

  A. Right of Accumulation

  [_] Please link the tax identification numbers or account numbers listed below for Right of Accumulation privileges, so that this and future purchases will receive any discount for which they are eligible.

  B.   Statement of Intent

  [_] I want to reduce my sales charge by agreeing to invest the following amount over a 13-month period:

  [_]  $100,000  [_]  $250,000  [_]  $500,000  [_]  $1,000,000

       If the full amount indicated is not purchased within 13 months, I understand that an additional sales charge must be paid from my account.

  ------------------------- ------------------------- -------------------------
  Tax ID or Account #       Tax ID or Account #       Tax ID or Account #

 ...................................Perf Line....................................




--------------------------------------------------------------------------------
          5. Shareholder Authorization This section MUST be completed
                                                    ----
--------------------------------------------------------------------------------

Telephone Exchanges and Redemptions by Check
Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must have no change within the last 30 days. The maximum telephone redemption amount is $50,000. This service can be enacted once every 30 days.

[ ] I do not elect the telephone exchange service.
         ---
[ ] I do not elect the telephone redemption by check service.
         ---

I certify under penalty of perjury that the number shown in Section 1 of this form is my correct tax identification number or social security number and that I have not been notified that this account is subject to backup withholding.

By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in
Section 2.

I am of legal age and capacity and have received and read the Prospectus and agree to its terms.


-----------------------------------------   ---------------
Signature                                   Date

-----------------------------------------   ---------------    -----------------
Signature                                   Date               Acceptance Date:


--------------------------------------------------------------------------------
        Dealer/Agent Authorization For selected Dealers or Agents ONLY.
--------------------------------------------------------------------------------

We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 5, as well as the legal capacity of the shareholder.

-------------------------------------  -----------------------------------------
Dealer/Agent Firm                      Authorized Signature

-------------------------------------  ------------- ---------------------------
Representative First Name              MI            Last Name

--------------------------------------------------------------------------------
Representative Number

--------------------------------------------------------------------------------
Branch Office Address

--------------------------------------------------------------------------------
City                                        State            Zip Code

                                            (     )
--------------------------------------------------------------------------------
Branch Number                               Branch Phone


 ................................................................................

The payment of funds is authorized by the signature(s) appearing on the reverse side.

If this card is signed by more than one person, all checks will require all signatures appearing on the reverse side unless a lesser number is indicated. If no indication is given, all checks will require all signatures. Each signatory guarantees the genuineness of the other signatures.

The Bank is hereby appointed agent by the person(s) signing this card (the "Depositor[s]") and, as agent, is authorized and directed to present checks drawn on this checking account to Alliance _______________ ("the Fund") or its transfer agent as requests to redeem shares of "the Fund" registered in the name of the Depositor(s) in the amounts of such checks and to deposit the proceeds of such redemptions in this checking account. The Bank shall be liable only for its own negligence.

The Depositor(s) agrees to be subject to the rules and regulations of the Bank pertaining to this checking account as amended from time to time. The Bank and "the Fund" reserve the right to change, modify or terminate this checking account and authorization at any time.

Checks may not be for less than $500 or such other minimum amount as may from time to time be established by "the Fund" upon prior written notice to its shareholders. Shares purchases by check (including certified or cashier's check) will not be redeemed within 15 calendar days of such purchase by checkwriting or any other method of redemption.

No checkwriting available on Alliance World Income and Alliance Corporate Bond.

ENCLOSE THIS CARD WITH THE APPLICATION FORM
60000GEN-SF

This is filed pursuant to Rule 497(c).
File Nos. 33-7812 and 811-4791.

(LOGO)                       ALLIANCE MUNICIPAL INCOME FUND, INC.

P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618

________________________________________________________________

              STATEMENT OF ADDITIONAL INFORMATION
                        February 1, 1996
________________________________________________________________

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus for the Fund. Copies of such Prospectus may be obtained by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown above.

         TABLE OF CONTENTS                                   Page
                                                             ____

    Investment Policies and Restrictions................        2

    Management of the Fund..............................       58

    Expenses of the Fund................................       66

    Purchase of Shares..................................       70

    Redemption and Repurchase of Shares.................       88

    Shareholder Services................................       92

    Net Asset Value.....................................       97

    Dividends, Distributions and Taxes..................       98

    Portfolio Transactions..............................      102

    General Information.................................      103

    Report of Independent Auditors and Financial
      Statements........................................      111

    Appendix A: Bond and Commercial Paper Ratings.......      A-1

    Appendix B: Futures Contracts and Related Options...      B-1

    Appendix C:  Options on Municipal and U.S.
      Government Securities.............................      C-1

__________________________

(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

____________________________________________________________

              INVESTMENT POLICIES AND RESTRICTIONS
____________________________________________________________
         The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Portfolio set forth in the Fund's Prospectus. Except as otherwise noted, each Portfolio's investment policies are not fundamental and may be changed by the Board of Directors of the Fund with respect to a Portfolio without approval of the shareholders of such Portfolio; however, such shareholders will be notified prior to a material change in such policies.

Alternative Minimum Tax

         Under current Federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax ("AMT") imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject Bonds"), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

         Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject Bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Fund assets may be invested.

National Portfolio

         This Portfolio pursues its investment objective by investing principally in a diversified portfolio of municipal securities the interest income from which is wholly exempt from federal income taxes except, as discussed below, when received by a shareholder in a taxable year for which he will be subject, for federal income tax purposes, to the AMT.

         Because interest income on AMT-Subject Bonds is taxable to certain investors, it is expected, although there can be no assurance, that such municipal securities generally will provide somewhat higher yields than other municipal securities ("AMT-Exempt Bonds") of comparable quality and maturity.

Insured National Portfolio

         The investment policies of the Insured National Portfolio differ from those of the National Portfolio in two respects: i) whereas the National Portfolio invests principally in AMT-Subject Bonds, the Insured National Portfolio invests principally in AMT-Exempt Bonds which generate income not subject to the AMT; and ii) the Insured National Portfolio invests in municipal securities insured as to payment of principal and interest. As a matter of fundamental policy, the Insured National Portfolio invests at least 65% of its total assets in municipal securities insured as to the payment of principal and interest. The Insured National Portfolio may be suitable for an investor who will be subject to the AMT to the extent that the after-tax yield of the National Portfolio to such an investor is less than the yield of the Insured National Portfolio.

Risk of Concentration In a Single State

         The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded the state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of municipal securities, consider the greater risk of the concentration of a Portfolio versus the safety that comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state's issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

         Municipal securities in which a Portfolio's assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject Bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the Portfolio, the minimum rating(s) described in the "Description of the
Portfolios: Municipal Securities - Further Information" in the Prospectus. See also "Appendix A: Bond and Commercial Paper Ratings" for a description of ratings and rating criteria. Some municipal securities may be rated based on a "moral obligation" contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.

         The following brief summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the states of New York and California, and are based primarily on information from official statements made available in October 1995 with respect to New York and September and October 1995 with respect to California in connection with the issuance of certain securities and other documents and sources and does not purport to be complete. The Fund has not undertaken to verify independently such information and the Fund assumes no responsibility for the accuracy of such information. These summaries do not provide information regarding most securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which the Portfolio invests or the private business entities whose obligations support the payments on AMT-Subject Bonds in which the Portfolios will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the Portfolio. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the Portfolio or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of municipal securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

New York Portfolio

         The following is based on information obtained from
(i) an Official Statement, dated October 1, 1995, relating to $92,820,000 Dormitory Authority of the State of New York Revenue Bonds, Upstate Community Colleges, Series 1995A and (ii) the Fiscal Year 1995-96 Mid-Year Financial Update for the State of New York.

New York Local Government Assistance Corporation

         In 1990, as part of a New York State (the "State") fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

         As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs in the first quarter of the fiscal year without relying on short-term seasonal borrowings. The 1995-96 State Financial Plan includes no spring borrowing nor did the 1994-95 State Financial Plan, which was the first time in 35 years there was no short-term seasonal borrowing. This reflects the success of the LGAC program in permitting the State to accelerate local aid payments from the first quarter of the current fiscal year to the fourth quarter of the previous fiscal year.

Recent Developments

         The national economy began the current expansion in 1991 and has added over 7 million jobs since early 1992. However, the recession lasted longer in the State and the State's economic recovery has lagged behind the nation's. Although the State has added approximately 195,000 jobs since November 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. National economic growth slowed sharply in the first half of 1995, with the second quarter growing just a little over one percent. However, recent economic news indicates, on balance, that growth has begun to increase. The State Financial Plan is based on a projection by the State Division of the Budget (the "DOB") of national and State economic activity.

         New York's economic growth continued during the first half of 1995 as the recovery entered its third year. According to seasonally-adjusted employment data from the State Labor Department, New York has added 76,000 private-sector jobs since Department 1994. The unemployment rate was 6.8 percent in September 1995 and remains above the national rate. The DOB's forecast calls for employment to increase in 1995 and 1996. Personal income should increase about 5.6 percent in 1995 and 4.0 percent in 1996. Wage growth should be between 3.5 percent to
4.0 percent in both years.

         Both private and overall employment growth will slow significantly in 1996. Large declines in banking employment, the scheduled closing of a major automotive plant, and continued weakness in the government sector will contribute to the slowdown.

         The forecast for New York is subject to the same uncertainties as the national forecast, as well as some specific to New York. For example, should the average wage per employee grow more quickly or more slowly than forecasted, wage and personal income growth would be affected. Also specific budget proposals being discussed in Washington but not included in the forecast, if enacted, would have a disproportionately negative impact on the longer-term outlook for the State's economy.

1995-6 Fiscal Year

         The State's current fiscal year commenced on April 1, 1995, and ends on March 31, 1996, and is referred to herein as the State's 1995-96 fiscal year.

         The State's budget for the 1995-96 fiscal year was enacted by the Legislature on June 7, 1995, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for the 1995-96 fiscal year was formulated on June 20, 1995 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor. The State Financial Plan will be updated quarterly pursuant to law in July, October and January.

         The 1995-96 budget is the first to be enacted in the administration of the Governor, who assumed office on January 1. It is the first budget in over half a century which proposed and, as enacted, projects an absolute year-over-year decline in General Fund disbursements. Spending for State operations is projected to drop even more sharply, by 4.6 percent. Nominal spending from all State funding sources (i.e., excluding Federal aid) is proposed to increase by only 2.5 percent from the prior fiscal year, in contrast to the prior decade when such spending growth averaged more than 6.0 percent annually.

         In his Executive Budget, the Governor indicated that in the 1995-96 fiscal year, the State Financial Plan, based on then-current law governing spending and revenues, would be out of balance by almost $4.7 billion, as a result of the projected structural deficit resulting from the ongoing disparity between sluggish growth in receipts, the effect of prior-year tax changes, and the rapid acceleration of spending growth; the impact of unfunded 1994-95 initiatives, primarily for local aid programs; and the use of one-time solutions, primarily surplus funds from the prior year, to fund recurring spending in the 1994-95 budget. The Governor proposed additional tax cuts, to spur economic growth and provide relief for low and middle-income tax payers, which were larger than those ultimately adopted, and which added $240 million to the then projected imbalance or budget gap, bringing the total to approximately $5 billion.

         This gap is projected to be closed in the 1995-96 State Financial Plan based on the enacted budget, through a series of actions, mainly spending reductions and cost containment measures and certain reestimates that are expected to be recurring, but also through the use of one-time solutions. The State Financial Plan projects (i) nearly $1.6 billion in savings from cost containment, disbursement reestimates, and other savings in social welfare programs, including Medicaid, income maintenance and various child and family care programs; (ii) 2.2 billion in savings from State agency actions to reduce spending on the State workforce, The State University of New York and The City University of New York, mental hygiene programs, capital projects, the prison system and fringe benefits;
(iii) $300 million in savings from local assistance reforms, including actions affecting school aid and revenue sharing while proposing program legislation to provide relief from certain mandates that increase local spending; (iv) over $400 million in revenue measures, primarily a new Quick Draw Lottery game, changes to tax payment schedules, and the sale of assets; and
(v) $300 million from reestimates in receipts.

         The State has issued the second of three required quarterly updates (the "Financial Plan Update") to the 1995-96 cash-basis State Financial Plan. The second Update gives, among other things, receipt and disbursement operating results during the first six months of the fiscal year. According to the Financial Plan Update, the 1995-96 State Financial Plan remains in balance. General Fund cash results for the first six months of 1995 were generally consistent with projections. Actual receipts fell short by $101 million, although much of this net shortfall can be ascribed to timing-related delays in sources other than taxes. This shortfall in receipts was largely offset by an $89 million shortfall in spending, resulting in a September balance in the General Fund which was $12 million less than projected. Lower spending through the first six months of the fiscal year is primarily attributed to delays in processing of payments following the late enactment of the budget.

         In addition to reestimates based on results to date and program developments, the update incorporates the results of the first phase of a management review conducted by State agencies. The multi-year management review yielded a wide ranging set of management improvements as well as a projected $148 million savings for the current fiscal year. Of the $148 million in savings attributable to the management review, $146 million is reflected as lower spending in the General Fund, while the remaining $2 million is reflected as increased receipts in this Fund.

         Based on a revised economic forecast, an analysis of operating results for the first six months, program developments, and savings from the Management Review Plan, receipts are projected at $32.788 billion, while disbursements, including transfers to other funds, are projected at $32.774 billion. This represents a decrease from the July 1995 update of $71 million in receipts and $30 in disbursements. The lower receipts resulted from a decline in tax receipts, miscellaneous receipts and transfers from other funds. The lower disbursements resulted from savings from the Management Review Plan, higher lottery proceeds and lower cost of pension and debt service offsetting higher education spending and litigation costs. The projected year-end fund balance in the General Fund is $172 million. This is a decrease from the $213 million fund balance projected in the July 1995 update.

         On July 12, 1995, the State Comptroller released an analysis of the enacted budget that included the impact on the 1996-97 fiscal year. The report identified several risks to the 1995-96 State Financial Plan and also estimated a potential imbalance in receipts and disbursements for the 1996-97 fiscal year of at least $2.7 billion. The Governor is required to submit a balanced budget to the State Legislature and has indicated he will close any potential imbalance primarily through General Fund expenditure reductions.

1994-95 Fiscal Year

         The State ended its 1994-95 fiscal year with the General Fund in balance. The closing fund balance of $158 million reflects $157 million in the Tax Stabilization Reserve Fund and $1 million in the Contingency Reserve Fund ("CRF"). The CRF was established in State Fiscal year 1993-94, funded partly with surplus moneys, to assist the State in financing the 1994-95 fiscal year costs of extraordinary litigation known or anticipated at that time; the opening fund balance in State fiscal year 1994-95 was $265 million. The $241 million change in the fund balance reflects the use of $264 million in the CRF as planned, as well as the required deposit of $23 million to the Tax Stabilization Reserve Fund. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the LGAC program.

         Compared to the State Financial Plan for 1994-95 as formulated on June 16, 1994, reported receipts fell short of original projections by $1.163 billion, primarily in the categories of personal income and business taxes. Of this amount, the personal income tax accounts for $800 million, reflecting weak estimated tax collections and lower withholding due to reduced wage and salary growth, more severe reductions in brokerage industry bonuses than projected earlier, and deferral of capital gains realizations in anticipation of potential Federal tax changes. Business taxes fell short by $373 million, primarily reflecting lower payments from banks as substantial overpayments of 1993 liability depressed net collections in the 1994-95 fiscal year. These shortfalls were offset by better performance in the remaining taxes, particularly the user taxes and fees, which exceeded projections by $210 million. Of this amount, $227 million was attributable to certain restatements for accounting treatment purposes pertaining to the CRF and LGAC; these restatements had no impact on balance in the General Fund.

         Disbursements were also reduced from original projections by $848 million. After adjusting for the net impact of restatements relating to the CRF and LGAC which raised disbursements by $38 million, the variance is $886 million. Well over two-thirds of this variance is in the category of grants to local governments, primarily reflecting the conservative nature of the original estimates of projected costs for social services and other programs. Lower education costs are attributable to the availability of $110 million in additional lottery proceeds and the use of LGAC bond proceeds.

         The spending reductions also reflect $188 million in actions initiated in January 1995 by the Governor to reduce spending to avert a potential gap in the 1994-95 State Financial Plan. These actions included savings from a hiring freeze, halting the development of certain services, and the suspension of non-essential capital projects. These actions, together with $71 million in other measures comprised the Governor's
$259 million gap-closing plan, submitted to the Legislature in connection with the 1995-96 Executive Budget.

1993-94 Fiscal Year

         The State ended its 1993-94 fiscal year with a balance of $1.140 billion in the tax refund reserve account, $265 million in the CRF and $134 million in its Tax Stabilization Reserve Fund. These fund balances were primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. Deposits to the personal income tax refund reserve have the effect of reducing reported personal income tax receipts in the fiscal year when made and withdrawals from such reserve increase receipts in the fiscal year when made. The balance in the tax refund reserve account was used to pay taxpayer refunds.

         Of the $1.140 billion deposited in the tax refund reserve account, $1.026 billion was available for budgetary planning purposes in the 1994-95 fiscal year. The remaining
$114 million was redeposited in the tax refund reserve account at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the LGAC program. The balance in the CRF was reserved to meet the cost of litigation facing the State in its 1994-95 fiscal year.

         Before the deposit of $1.140 billion in the tax refund reserve account, General Fund receipts in 1993-94 exceeded those originally projected when the State Financial Plan for that year was formulated on April 16, 1993 by $1.002 billion.

         The higher receipts resulted, in part, because the the State's economy performed better than forecasted. Employment growth started in the first quarter of the State's 1993-94 fiscal year, and, although this lagged behind the national economic recovery, the growth in the State began earlier than forecasted. The State's economy exhibited signs of strength in the service sector, in construction, and in trade. Long Island and the Mid-Hudson Valley continued to lag behind the rest of the State in economic growth. The DOB believes that approximately 100,000 jobs were added during the 1993-94 fiscal year.

         Disbursements and transfers from the General Fund were $303 million below the level projected in April 1993, an amount that would have been $423 million had the State not accelerated the payment of Medicaid billings, which in the April 1993 State Financial Plan were planned to be deferred into the 1994-95 fiscal year. Compared to the estimates included in the State Financial Plan formulated in April 1993, lower disbursements resulted from lower spending for Medicaid, capital projects, and debt service (due to refundings) and $114 million used to restructure the State's cash flow as part of the LGAC program. Disbursements were higher than expected for general support for public schools, the State share of income maintenance, overtime for prison guards, and highway snow and ice removal. The State also made the first of six required payments to the State of Delaware related to the settlement of Delaware's litigation against the State regarding the disposition of abandoned property receipts.

         During the 1993-94 fiscal year, the State also established and funded the CRF as a way to assist the State in financing the cost of litigation affecting the State. The CRF was initially funded with a transfer of $100 million attributable to the positive margin recorded in the 1992-93 fiscal year. In addition, the State augmented this initial deposit with $132 million in debt service savings attributable to the refinancing of State and public authority bonds during 1993-94. A year-end transfer of $36 million was also made to the CRF, which, after a disbursement for authorized fund purposes, brought the CRF balance at the end of 1993-94 to $265 million. This amount was $165 million higher than the amount originally targeted for this reserve fund.

 State Financial Practices: GAAP Basis

         Historically, the State has accounted for, reported and budgeted its operations on a cash basis. The State currently formulates a financial plan which includes all funds required by generally accepted accounting principles ("GAAP"). The State as required by law, continues to prepare its financial plan and financial reports on the cash basis of accounting as well.

         On July 28, 1995, the Office of the State Comptroller issued the General Purpose Financial Statements of the State of New York for the 1994-95 fiscal year. The State's Combined Balance Sheet as of March 31, 1995 showed an accumulated deficit in its combined governmental funds of $1.666 billion reflecting liabilities of $14.778 billion and assets of $13.112 billion. This accumulated governmental funds deficit includes a $3.308 billion accumulated deficit in the General Fund, as well as accumulated surpluses in the Special Revenue and Debt Service fund types of $877 million and $1.753 billion, respectively, and a $988 million accumulated deficit in the Capital Projects fund type.

         The State reported a General Fund operating deficit of $1.426 billion for the 1994-95 fiscal year, as compared to an operating surplus of $914 million for the prior fiscal year. The 1994-95 fiscal year deficit was caused by several factors, including the use of $1.026 billion of the 1993-94 cash-based surplus to fund operating expenses in 1994-95 and the adoption of changes in accounting methodologies by the State Comptroller. These factors were offset by net proceeds of $315 billion in bonds issued by the LGAC.

         Total revenues for 1994-95 were $31.455 billion. Revenues decreased by $173 million over the prior fiscal year, a decrease of less than one percent. Personal income tax revenues grew by $103 million, an increase of 0.6 percent. Similarly, consumption and use taxes increased by $376 million or 6.0 percent. The increase in personal income and sales taxes was due to modest growth in the State's economy. Business taxes declined by $751 million or 12.8 percent from the previous year. The decline in business taxes was caused primarily by a decline in taxable earnings in the insurance, bank and petroleum industries. Other revenues and miscellaneous receipts showed modest increases.

         1994-95 expenditures totaled $33.079 billion, an increase of $2.083 billion, or 6.7 percent over the prior fiscal year. In Grants to Local Governments, social service and education expenditures grew by $927 million (10.3 percent) and $727 million (7.6 percent), respectively. Social services spending increased in Medicaid and Income Maintenance, while education spending grew as a result of increases enacted with the 1994-95 budget. General purpose local assistance declined by $205 million (22.9 percent) as a result of prior year spending reductions. Other local assistance spending showed modest increases. In State Operations, personal service costs grew by $322 million (5.4 percent) while non-personal service declined by $70 million (3.4 percent). Pension contributions more than doubled, increasing by $95 million, while other fringe benefit costs increased by $151 million (10.9 percent). State Operations growth was primarily from labor contracts that resulted in salary increases and retroactive payments. Net other financing sources and uses declined from $282 million (as restated) to $198 million, an $84 million (29.8 percent) decline from the previous year, primarily because of a reduction in bonds issued by LGAC.

         An operating surplus of $39 million was reported for Special Revenue Funds for the 1994-95 fiscal year which increased the accumulated fund balance to $877 million. Revenues increased $1.617 billion over the prior fiscal year (6.9 percent) as a result of increases in Federal grants and Lottery revenues. Expenditures increased $1.893 billion (9.3 percent) as a result of increased costs for social services programs and an increase in the distribution of Lottery proceeds to school districts. Other financing uses declined $166 billion (5.7 percent) primarily because of a decline in Federal reimbursements transferred to other funds.

         Debt Service Funds ended the 1994-95 fiscal year with an operating deficit of over $38 million and, as a result, the accumulated fund balance declined to $1.753 billion. Revenues increased $145 million (7.1 percent) because of increases in both dedicated taxes and mental hygiene patient fees. Debt service expenditures increased $106 million (5.3 percent). Net other financing uses increased fivefold to $101 million due primarily to a decrease in operating transfers of $158 million offset, in part, by a net decrease in payments as compared to proceeds on advance refundings of $57 million.

         An operating deficit of $366 million was reported in the Capital Projects Fund for the State's 1994-95 fiscal year and, as a result, the accumulated deficit fund balance in this fund type increased to $988 million. Revenues increased $256 million (17.3 percent) primarily because a larger share of the petroleum business tax was shifted from the General Fund to the Dedicated Highway and Bridge Trust Fund, and by an increase in Federal grant revenues for transportation and local waste water treatment projects. Capital Projects Funds expenditures increased

$585 million (20.7 percent) in State fiscal year 1994-95 because of increased expenditures for transportation and correctional projects. Net other financing sources (uses) declined by less than $2 million.

         The State completed its 1993-94 fiscal year with a GAAP-basis operating surplus of $914 million in the General Fund and an accumulated deficit of $1.637 billion. The Combined Statement of Revenues, Expenditures and Changes in Fund Balances reported total revenue of $31.628 billion, total expenditures of $30.996 billion.

Economic Overview

         New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

         The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. New York City (the "City") has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

         During the 1982-83 recession, overall economic activity in the State declined less than that of the nation as a whole. However, in the calendar years 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation. In the 1990-91 recession, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1984. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the U.S. Bureau of Economic Analysis, during the past ten years, total personal income in the State rose slightly faster than the national average only from 1986 through 1988.

         Although the State ranks 22nd in the nation for its State tax burden, the State has the second highest combined state and local tax burden in the United States. In prior years, the State described its state and local tax burden in per capita terms. For example, in 1991, total state and local taxes in New York were $3,349 per capita, compared with $1,475 per capita in 1980; and between 1980 and 1991, state and local taxes were per capita increased 127 percent in the State, compared with 111 percent across the nation. DOB believes, however, that it is more informative to describe the state and local tax burden in the terms of its relationship to personal income. In 1992, total State and local taxes in New York were $154.70 per $1,000 of personal income, compared with $152.70 in 1980. Between 1980 and 1991, State and local taxes per $1,000 of personal income increased at a slower rate in the State than in the nation as a whole with such taxes in the State increasing by 1.3 percent while such taxes increased 4 percent in the nation. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

         To stimulate economic growth, the State has developed programs, including the provision of direct financial assistance, designed to assist businesses to expand existing operations located within the State and to attract new businesses to the State. In addition, the State has provided various tax incentives to encourage business relocation and expansion. These programs include direct tax abatements from local property taxes for new facilities (subject to locality approval) and investment tax credits that are applied against the State corporation franchise tax. Furthermore, the State has created 40 "economic development zones" in economically distressed regions of the State. Businesses in these zones are provided a variety of tax and other incentives to crate jobs and make investments in the zones.

         The 1995-96 budget reflects significant additional actions to reduce the burden of State taxation, including adoption of a 3-year, 20 percent reduction in the State's personal income tax and a variety of more modest changes in other levies. In combination with business tax reductions enacted in 1994, these actions will reduce State taxes by over $5.5 billion by the 1997- 98 State fiscal year, when compared to the estimated yield in that year of the State tax structure as it applied in 1993-94.

State Authorities

         The fiscal stability of the State is related, in part, to the fiscal stability of its public benefit corporations (the "Authorities"). Authorities, which have responsibility for financing, constructing and operating revenue providing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorizations. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations. As of September 30, 1994, the date of the latest data available, there were 18 Authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these 18 Authorities was $70.3 billion. As of March 31, 1995, aggregate Authority debt outstanding as State-supported debt was $27.9 billion and as State-related debt was $36.1 billion.

         Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development Corporation and other public authorities which had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 1995-96 fiscal year.

         In addition to the moral obligation financing arrangements described above, State law provides for State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation For The City of New York ("MAC"), created in 1975 to provide financing assistance to the

City, is the only municipal assistance corporation created to date. To enable MAC to pay debt service on its obligations, MAC receives, subject to annual appropriation by the Legislature, receipts from the 4 percent New York State sales tax for the benefit of the City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to the City. The legislation creating MAC also includes a moral obligation provision. Under its enabling legislation, MAC's authority to issue moral obligation bonds and notes (other than refunding bonds and notes) expired on December 31, 1984.

         The State also provides for contingent contractual-obligation financing for the Secured Hospital Program pursuant to legislation enacted in 1985. Under this financing method, the State contracts to pay debt service, subject to annual appropriations, on bonds issued by the New York State Medical Care Facilities Finance Agency in the event there are shortfalls of revenues from other sources. The State has never been required to make any payments pursuant to this financing arrangement, nor does it anticipate being required to do so during the 1995-96 fiscal year.

         Authorities' operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

         The Metropolitan Transportation Authority (the "MTA") oversees the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New York metropolitan area through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated-agency, the Triborough Bridge and Tunnel Authority

(the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend for operating support upon a system of State, local government and TBTA support and, to the extent available, Federal operating assistance, including loans, grants and operating subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional state assistance, raise fares or take other actions.

         Since 1980, the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1% regional sales and use tax--that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, state law has required that the proceeds of a one-quarter of 1% mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of the State petroleum business tax to fund operating or capital assistance to the MTA. For the 1995-1996 fiscal year, total State assistance to the MTA is estimated at approximately $1.1 billion.

         In 1993, State legislation authorized the funding of a five- year $9.56 billion MTA capital plan for the five-year period, 1992 through 1996 (the "1992-96 Capital Program"). The MTA has received approval of the 1992-96 Capital Program based on this legislation from the 1992-96 Capital Program Review Board, as State law requires. This is the third five-year plan since the Legislature authorized procedures for the adoption, approval and amendment of a five-year plan in 1981 for a capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment. The MTA, the TBTA and the TA are collectively authorized to issue an aggregate of $3.1 billion of bonds (net of certain statutory exclusions) to finance a portion of the 1992-96 Capital Program. The 1992-96 Capital Program is expected to be financed in significant part through dedication of State petroleum business taxes referred to above. However, in December 1994 the proposed bond resolution based on such tax receipts was not approved by the MTA Capital Program Review Board.

         There can be no assurance that all the necessary governmental actions for the Capital Program will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1992-96 Capital Program, or parts thereof, will not be delayed or reduced. Furthermore, the power of the MTA to issue certain bonds expected to be supported by the appropriation of State petroleum business taxes is currently the subject of a court challenge. If the Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.

Certificates of Participation

         The New York Portfolio may invest at times in certificates of participation which represent proportionate interests in certain lease or other payments made by the State with respect to equipment or real property of the departments or agencies of the State. Such payments are subject to annual appropriation by the Legislature and the availability of money to the State for making such payments.

New York City

         The fiscal health of the State may also be affected by the fiscal health of the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The City has achieved balanced operating results from each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards.

         In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the MAC to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities; and a "Control Period" which existed from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal controls. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met, thus suspending certain Control Board powers, the Control Board, MAC and OSDC continue to exercise various fiscal monitoring functions over the City, and upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including, but not limited to, a City operating budget deficit of more than $100 million, the Control Board is required by law to reimpose a Control Period. Currently, the City and its Covered Organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) operate under a four-year financial plan (the "Financial Plan") which the City prepares annually and periodically updates. The City's Financial

Plan includes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps.

         The City's projections set forth in the Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

         The State could be affected by the ability of the City and certain Covered Organizations to market their securities successfully in the public credit markets. Future developments concerning the City or certain of the Covered Organizations, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such Covered Organizations and may also affect the market for their outstanding securities.

OSDC and Control Board Reports

         The staffs of OSDC, the Control Board and the City Comptroller issue periodic reports on the City's Financial Plans, as modified, analyzing forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as compliance with the Financial Plan, as modified, by the City and its Covered Organizations. OSDC staff reports issued during the mid-1980's noted that the City's budget benefited from a rapid rise in the City's economy, which boosted the City's collection of property, business and income taxes. These resources were used to increase the City's workforce and the scope of discretionary and mandated City services. Subsequent OSDC staff reports, including its periodic economic reports, examined the 1987 stock market crash and the 1989-92 recession, which affected the New York City region more severely than the nation, and these reports attributed an erosion of City revenues and increasing strain on City expenditures to that recession. According to a recent OSDC economic report, the City's economy was slow to recover from the recession and is expected to experience a weak employment situation, and moderate wage and income growth, during the 1995-96 period. Also, Financial Plan reports of OSDC, the Control Board, and the City Comptroller have variously indicated that many of the City's balanced budgets have been accomplished, in part, through the use of non-recurring resources, tax and fee increases, personnel reductions and additional State assistance; that the City has not yet brought its long-term expenditures in line with recurring revenues; that the City's proposed gap-closing programs, if implemented, would narrow future budget gaps; that these programs tend to rely heavily on actions outside the direct control of the City; and that the City is therefore likely to continue to face future projected budget gaps requiring the City to reduce expenditures and/or increase revenues. According to the most recent staff reports of OSDC, the Control Board and the City Comptroller during the four-year period covered by the current Financial Plan, the City is relying on obtaining substantial resources from initiatives needing approval and cooperation of its municipal labor unions, Covered Organizations, and the City Council, as well as the State and Federal governments, among others, and there can be no assurance that such approval can be obtained.

Financing Requirements

         The City requires significant amounts of financing for seasonal and capital purposes. The City issued $1.75 billion of notes for seasonal financing purposes during its fiscal year ending June 30, 1994. The City's capital financing program projects long-term financing requirements of approximately
$17 billion for the City's fiscal years 1995 through 1998. The major capital requirements include expenditures for the City's water supply and sewage disposal systems, road, bridges, mass transit, schools, hospitals and housing.

         On February 14, 1995, the Mayor released the Preliminary Budget for the City's 1996 fiscal year (commencing July 1), which addresses a projected $2.7 billion budget gap. Most of the gap-closing initiatives may be implemented only with the cooperation of the City's municipal unions, or the State or Federal governments. The OSDC and the Control Board continue their respective oversight activities.

Other Localities

         Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1995-96 fiscal years and thereafter. The potential impact on the State of such requests by localities is not included in the projections of the State's receipts and disbursements for the State's 1995-96 fiscal year.

         Fiscal difficulties experienced by the City of Yonkers resulted in the re-establishment of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

Certain Municipal Indebtedness

         Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1993, the total indebtedness of all localities in the State other than the City was approximately $17.7 billion. A small portion (approximately $105 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than the City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Fifteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1993.

         From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the public authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

Litigation

         The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws.

         Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1995-96 State Financial Plan. The State believes that the 1995-96 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 1995-96 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of the 1995-96 State Financial Plan reserves for the payment of judgments and, therefore, affect the ability of the State to maintain a balanced

1995-96 State Financial Plan.  In its General Purpose Financial
Statements, the State reports its estimated liability in subsequent fiscal years for awarded and anticipated unfavorable judgments.

         Although other litigation is pending against the State, no current litigation involves the State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects the State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

CALIFORNIA PORTFOLIO

         The California Portfolio seeks the highest level of current income exempt from both federal income tax and California personal income tax that is available without assuming what the Adviser considers to be undue risk to principal or income by investing in AMT-Subject Bonds issued by the State of California ("California" or the "State") and its political subdivisions, agencies and instrumentalities. As a matter of fundamental policy at least 80% of the Portfolio's assets normally will be invested in municipal securities and at least 65% of the Portfolio's total assets normally will be invested in AMT-Subject Bonds (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in AMT-Subject Bonds. The Portfolio normally will invest at least 65% of its total assets in California Bonds. Shares of the California Portfolio are available only to California residents.

         The following is based on information obtained from
(i) an Official Statement, dated October 1, 1995, relating to $380,000,000 Various Purpose General Obligation Bonds and $81,095,000 Various Purpose General Obligation Refunding Bonds of the State of California and (ii) an Official Statement, dated September 19, 1995, relating to $28,245,000 State Public Works Board of the State of California Energy Efficiency Revenue Refunding Bonds, Series 1995B.

Constitutional Limits on Spending and Taxes

         Certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State's municipal securities to pay interest and principal on municipal securities.

         Article XIII B. On November 6, 1979, the State's voters approved Proposition 4, which added Article XIII B to the State

Constitution. Pursuant to Article XIII B, the State is subject to an annual appropriations limit (the "Appropriations Limit").

         Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See "Proposition 98" below.) "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes", which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by the entity in providing the regulation, product or service", but "proceeds of taxes" exclude most state subsidies to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes", such as reasonable user charges or fees, and certain other non-tax funds.

         Not included in the Appropriations Limit are appropriations for debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government and, pursuant to Proposition 111, appropriations for qualified capital outlay projects and appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels. In addition, a number of recent initiatives were structured or proposed to create new tax revenues dedicated to certain specific uses, with such new taxes expressly exempted from the
Article XIII B limits (e.g., increased cigarette and tobacco taxes enacted by Proposition 99 in 1988). The Appropriations Limit may also be exceeded in certain emergency situations. However, unless the emergency arises from civil disturbance or natural disaster declared by the Governor, and the appropriations are approved by two-thirds of the Legislature, the Appropriations Limit for the next three years must be reduced by the amount of the excess.

         The State's yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in California per capita personal income and population and any transfers of financial responsibility of providing services to or from another unit of government.

         As originally enacted in 1979, the Appropriations Limit was based on 1978-79 fiscal year authorizations to expend proceeds of taxes and was adjusted annually to reflect changes in cost of living and population (using different definitions, which were modified by Proposition 111). Starting in the 1991-92 Fiscal Year, the Appropriations Limit was recalculated by taking the actual 1986-87 limit and applying the annual adjustments as if Proposition 111 had been in effect. This recalculation resulted in an increase of $1 billion to the State's Appropriations Limit in the 1990-91 Fiscal Year. The Legislature has enacted legislation to implement Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

         Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges ("K-14 schools") a minimum share of General Fund revenues. Under Proposition 98 (as modified by "Proposition 111" which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues (the "first test"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment (the "second test"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income. Under the third test, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If the third test is used in any year, the difference between the third test and the second test would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under the first test to be 40.3 percent of the General Fund Tax revenues, based on 1986-87 appropriations. However, that percent has been adjusted to 34 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

         Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. In the fall of 1989, the Legislature and the Governor utilized this provision to avoid having 40.3 percent of revenues generated by a special supplemental sales tax enacted for earthquake relief go to K-14 schools. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

         During the recession, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,220 from Fiscal Year 1991-92 to Fiscal Year 1993-94.

         In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off- budget loans. As part of the negotiations leading to the 1995-96 Budget Act, an oral agreement was reached to settle this case. It is expected that a formal settlement reflecting these conditions will be entered into in the near future.

         The oral agreement provides that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million, while schools will repay $825 million. The State share of the repayment will be reflected as expenditures above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact. Once a court settlement is reached, and the Director of Finance certifies that such a settlement has occurred, $360 million in appropriations to schools will be disbursed in August 1996.

Short-Term Borrowing of California

         As part of its cash management program, the State regularly issues revenue anticipation notes ("Notes") and revenue anticipation warrants ("Warrants") to meet cash flow needs during the course of a fiscal year. All such Notes have been retired prior to the end of the fiscal year at issue. To meet cash flow needs at the start of the 1990-91 fiscal year, the State issued $1 billion of interim notes on August 1, 1990, which matured and were paid on August 21, 1990. The State issued $4.1 billion of 1990 Notes on August 21, 1990, which matured and were paid on June 28, 1991. To meet cash flow needs at the start of the 1991-92 fiscal year, the State issued $1.65 billion of interim notes on July 23, 1991, which matured and were paid on August 15, 1991. On August 15, 1991, the State issued $4.1 billion of 1991 Notes, which matured and were paid on or before June 30, 1992. In June

1992, as a response to revenue shortfalls, the State issued $475 million of 1992 Warrants, which were paid on July 24, 1992. To meet cash flow needs at the start of the 1992-93 fiscal year, the State issued $3.3 billion of interim notes on September 4, 1992, which matured on October 8, 1992. On October 8, 1992, the State issued $3.75 billion of Fixed Rate and $1.25 billion of Variable Rate Demand 1992-93 Notes, which matured on or before April 26, 1993. On April 26, 1993, the State issued an additional $3.0 billion of 1993 Notes which matured on June 24, 1993, to cover continuing cash flow needs. On June 23, 1993, the State issued $2 billion of 1993 Warrants maturing on December 23, 1993 to cover the State's cash needs at the end of the 1992-93 Fiscal Year and the start of the 1993-94 Fiscal Year. To meet additional cash flow needs in the 1993-94 Fiscal Year the State issued $2 billion of 1993-94 Notes on July 28, 1993, which matured on June 28, 1994. On February 23, 1994, the State issued $3.2 billion of 1993-94 Warrants which matured on or before December 21, 1994. To meet additional cash flow needs in the 1994-95 Fiscal Year the State issued $4.0 billion of 1994-95 Warrants on July 26, 1994 which will mature on April 25, 1996. The State issued $3.0 billion of 1994-95 Notes on August 3, 1994 which matured on June 28, 1995.

         Between spring 1992 and summer 1994, the State depended upon external borrowing, including borrowings extending into the subsequent fiscal year, to meet its cash needs, including repayment of maturing Notes and Warrants. The State anticipates that it will not have to resort to such cross-year borrowing during the 1995-96 Fiscal Year. The State Treasurer is working closely with the State Controller and the Department of Finance to manage the State's cash flow on a daily basis, with the goal of reducing the State's cash flow borrowing.

         The State has always paid the principal of and interest on its general obligation bonds, lease-purchase debt, and short-term obligations, including revenue anticipation notes and revenue anticipation warrants when due.

Automatic Budget Reduction

         Legislation was enacted in July 1990 providing for an automatic mechanism to control State expenditures by implementing certain across-the-board spending cuts under certain conditions. The Legislature may suspend the operation of this mechanism for any fiscal year; the mechanism was so suspended in each fiscal year since 1992-93.

1994-95 Fiscal Year

         The 1994-95 Fiscal Year represented the fourth consecutive year the Governor and Legislature were faced with a very difficult budget environment to produce a balanced budget. The Governor's Budget Proposal, as updated in May and June, 1994, recognized that the accumulated deficit could not be repaid in one year, and proposed a two-year solution designed to eliminate the accumulated budget deficit, estimated at about $1.8 billion at June 30, 1994, by June 30, 1996.

         The 1994-95 Budget Act, signed by the Governor on July 8, 1994, projected revenues and transfers of $41.9 billion, $2.1 billion more than actual revenues received in 1993-94, and expenditures of $40.9 billion, an increase of $1.6 billion from the prior year. The revenue estimates partly reflected the Administration's forecast of an improving economy. The principal features of the 1994-95 Budget Act were the following:

                    1. Receipt of additional federal aid in the 1994- 95 Fiscal Year of about $760 million for costs of refugee assistance and costs of incarceration and medical care for illegal immigrants. Analysis of the federal Fiscal Year 1995 budget by the Department of Finance indicates that approximately $98 million was appropriated for the State to offset costs of incarceration of illegal immigrants, less than the $356 million which was assumed in the State's 1994-95 Budget Act. Because of timing considerations in applying for these federal funds, the Department of Finance estimates that about $33 million of these funds will be received during the States 1994-95 Fiscal Year, with the balance received in the following fiscal year. It does not appear that the federal budget contains any of the additional $400 million in funding for refugee assistance and health costs which were also assumed in the 1994-95 Budget Act.

                    2. Reductions of approximately $1.1 billion in health and welfare costs. A 2.3 percent reduction in AFDC payments (equal to about $52 million for the entire fiscal year) has been temporarily suspended by Court order. Certain health care funding actions in the Budget Act also were challenged in a court action.

                    3.  A General Fund increase of approximately
          $38 million in support for the University of California and $65 million for California State University, accompanied by student fee increases for both the University of California and California State
          University.

                    4.  Proposition 98 funding for K-14 schools
          was increased by $526 million from 1993-94 Fiscal Year levels, representing an increase for enrollment growth and inflation. Consistent with previous budget agreements, Proposition 98 funding provides approximately $4,217 per student for K-12 schools, equal to the level in the prior three years.

                    5.  Additional miscellaneous cuts ($500
          million), fund transfers ($255 million) and adjustment to prior year's legislation concerning property tax shifts for local governments ($300 million).

          The 1994-95 Budget Act contained no tax increases. Under legislation enacted for the 1993-94 Budget Act, the renters' tax credit was suspended for two years (1993 and 1994). A ballot proposition to permanently restore the renters' tax credit after this year failed at the June, 1994 election. The Legislature enacted a further one-year suspension of the renters' tax credit, for 1995, saving about $390 million in the 1995-96 Fiscal Year.

          The 1994-95 Budget Act assumed that the State will use a cash flow borrowing program in 1994-95 which combined one-year notes and two-year warrants, which were issued in the summer of 1994. Issuance of the warrants allows the State to defer repayment of approximately $1.0 billion of its accumulated budget deficit into the 1995-96 Fiscal Year. The Budget Adjustment Law enacted along with the 1994-95 Budget Act is designed to ensure that the warrants will be repaid in the 1995-96 Fiscal Year. No automatic spending cuts were required under the Budget Adjustment Law.

1995-96 Fiscal Year

          For the first time in four years, the State entered the current fiscal year with strengthening revenues and reduced caseload growth based on an improving economy. The State entered the 1995-96 Budget negotiations with the smallest nominal "budget gap" to be closed in many years. Nonetheless, serious policy differences between the Governor and Legislature prevented timely enactment of the budget. The 1995-96 Budget Act was signed by the Governor on August 3, 1995, 34 days after the start of the fiscal year. The Budget Act projects General Fund revenues and transfers of $44.1 billion, a 3.5 percent increase from the prior year. Expenditures are budgeted at $43.4 billion, a 4 percent increase. The Department of Finance projects that, after repaying the last of the carryover budget deficit, there will be a positive balance of $28 million in the budget reserve, the Special Fund for Economic Uncertainties, at June 30, 1996. The

Budget Act also projects Special Fund revenues of $12.7 billion and appropriates Special Fund expenditures of $13.0 billion.

          The Department of Finance projects cash flow borrowings in the 1995-96 Fiscal Year will be the smallest in many years, comprising about $2 billion of notes to be issued in April, 1996, and maturing by June 30, 1996. With full payment of $4 billion of revenue anticipation warrants on April 25, 1996, the Department sees no further need for borrowing over the end of the fiscal year. The available internal borrowable cash resources of the General Fund at June 30, 1996 are projected at almost $2 billion.

          The following are the principal features of the Budget
Act:

          1. Proposition 98 funding for schools and community colleges will increase by about $1.0 billion (General
Fund) and $1.2 billion total above revised 1994-95 levels. Because of higher than projected revenues in 1994-95, an additional $543 million ($91 per K-12 ADA) is appropriated to the 1994-95 Proposition 98 entitlement. A large part of this is a block grant of about $54 per pupil for any one-time purpose. Per-pupil expenditures are projected to increase by another $126 in 1995-96 to $4,435. For the first time in several years, a full
2.7 percent cost of living allowance is funded. The budget compromise anticipates a settlement of the CTA v. Gould litigation.

          2.   Cuts in health and welfare costs totaling about
$0.9 billion. Some of these cuts (totaling about $500 million) would require federal legislative approval.

          3. A 3.5 % increase in funding for the University of California ($90 million General Fund) and the California State
University system ($24 million General Fund).

          4. The Budget assumes receipt of $473 million in new federal aid for costs of illegal immigrants, above commitments already made by the federal government. This amount is much less than estimates made in the summer of 1994 as part of the two-year budget proposal, and somewhat lower than the estimates in the January 1995 Governor's Budget.

          5. General Fund support for the Department of Corrections is increased by about 8 percent over the prior year, reflecting estimates of increased prison population, but funding is less than proposed in the Governor's Budget.

          Reports from the Department of Finance indicate that General Fund revenues through the first three months of the fiscal year were about $525 million, or 5.3%, above projections made for the enactment of the Budget Act. For the first quarter, personal income tax (primarily estimated tax payments) were $224 million (5.1%) above projections, sales and use taxes were $99 million (2.9%) above projection, and bank and corporation taxes (also primarily estimated tax payments) were $154 million (12.5%) above projection.

          The State Controller's "October Trigger Report", while finding no need to impose automatic budget cuts, noted a number of areas where there was likely to be a divergence from the original budget estimates. On the positive side, the State Controller noted that improving economic conditions were leading to improved cash receipts. On the negative side, the State Controller's Report estimated that federal actions to allow health and welfare cuts and to reimburse the State for illegal immigrant costs were not likely to provide as much money as had been planned, and that Proposition 98 expenditures for K-14 schools had been underestimated. In addition, the State Controller reported that an annual review of internal borrowable resources resulted in a $705 million increase of estimated available internal borrowable resources. In total, therefore, the State Controller estimated that the State's cash position on June 30, 1996 would be about $500 million worse than the estimate of $1.9 billion of available internal cash resources included in the original budget, but still large enough to avoid the Budget Adjustment Law cuts.

Economic Overview

          California's economy is the largest among the 50 states and one of the largest in the world. The State has a diverse economy, with major employment in the agriculture, manufacturing, high technology, services, trade, entertainment and construction sectors. Total state gross domestic product of about $835 billion in 1994 was larger than all but six nations in the world.

          The State's tax revenue experience in the past few years clearly reflects sharp declines in employment, income and retail sales on a scale not seen in over 50 years. The 1995-96 Governor's Budget, released January 10,1995 (the "Governor's Budget"), indicates the State has embarked on a steady economic recovery since late 1993, somewhat sooner than predicted in the May, 1994 Revision of the 1994-95 Governor's Budget.

          Revised employment data indicate that California's recession ended in 1993, and following a period of stability, a solid recovery is now underway. The State's unemployment rate fell from 9.2 percent in 1993 to 8.6 percent in 1994. The number of unemployed Californians fell by nearly 400,000 during 1994, while civilian employment increased more than 300,000. However, pre-recession employment levels are not expected to be reached until later in the decade.

          Other indicators, including retail sales, homebuilding activity, existing home sales and bank lending volume all confirm the State's recovery. U.S. Department of Commerce survey data show retail sales up over 8 percent in September and October 1994 from year-earlier data. Information from major credit card companies and the leading check verification service suggest that holiday-season sales growth in California outpaced the national performance. Despite rising interest rates, existing home sales were up 18 percent through the first 10 months of last year, while permits to build new homes rose 16 percent over the same period. Nonresidential construction has stabilized, and office occupancy rates are moving up in most areas. Commercial lending by the State's major banks is also on the rise after a three-year decline.

          Personal income was severely affected by the Northridge Earthquake, which reduced the first quarter 1994 figure by $22 billion at an annual rate, reflecting the uninsured damage to residences and unincorporated businesses. As a result, personal income growth for all of 1994 was about 4.2 percent. However, excluding the Northridge effects, growth would have been in excess of 5 percent. Moreover, after several years of accelerating income ahead of promised Federal tax hikes, it appears that many individuals may have deferred the recognition of income (including bonuses and stock options) into 1995, given a strong possibility that the new Congress may enact tax cuts at the Federal level. At the very least, there is virtually no risk of further Federal tax increases this year.

          Only the nonfarm wage and salary employment figures have yet to confirm this solid recovery. Federal figures indicate that jobs reached a low in December 1993 and have shown little growth since then (although the November 1994 figure was up slightly from the year-earlier level). However, State payroll tax data, which will form the basis for the March 1995 revision in the California Employment Development Department's ("EDD") wage and salary job figures, paint a much brighter picture.
These tax-based data, reflecting the entire universe of employers, indicate that employment bottomed in the spring of 1993, and after a period of stability, began a sustained recovery later that year. Based on preliminary second quarter payroll tax data, the Department of Finance estimates that employment grew by more than 150,000 last year.

          The gap between the data compiled by the EDD on contract with the U.S. Bureau of Labor Statistics ("BLS"), and the State payroll tax data is troubling but easily explained. The survey on which these figures are based is unable to pick up new business starts (only firms in operation prior to the first quarter of 1992 are included) and samples only a fraction of smaller employers. On the other hand, all very large firms, including most aerospace manufacturers, banks, utilities and major retailers, are included in the EDD/BLS survey. These larger firms are the source of most of the layoffs, down sizing and restructuring in the economy. Thus, the official survey reports the vast majority of layoffs, but understates growth in small firms and misses entirely jobs created by new businesses.

          Payroll tax data indicate employment growth is concentrated in services, construction, and wholesale and retail trade. Manufacturing continues to be affected by Federal defense spending cuts and the weak market for commercial aircraft. Aerospace (aircraft, missiles and space equipment and search and navigation instruments) lost 36,000 jobs last year, and employment is now down by more than half from the 1988 peak. Electronics has stabilized and is showing some growth particularly in the components industry. Excluding these high-technology industries, manufacturing is now posting small employment gains.

          Many of the new jobs in the service-producing sector are in high-wage industries, including motion pictures, business services (which includes computer software and consulting), and engineering and management consulting. Much of the growth in wholesale trade is related to foreign trade. Dollar volumes through California ports were up an estimated 16 percent last year, considerably above the nationwide gain of about 9 percent. Job gains in these high-wage service industries are helping to cushion the ongoing losses in aerospace.

          California should not be significantly affected by the prospective slowing of U.S. economic growth. The State will benefit from continued strength in business equipment sales, mainly computers, instruments and other high-tech products, and from the on-going recoveries overseas. The recent upswing in Japan, California's largest trading partner, and faster than expected growth in Western Europe are particularly encouraging signs for California.

          Housing, which normally suffers when interest rates rise, may experience only a mild, temporary setback in California. Homebuilding in the State has continued to recover despite the 2 1/2 percentage-point rise in fixed rate mortgages since late 1993. Job growth seems to be the key: in a reversal of traditional roles, the rest of the State's economy is pulling housing out of the doldrums. Lower interest rates, which should appear on the horizon later this year, will give homebuilding an extra boost in the second half of 1995 and throughout 1996. Permit volume is forecast to rise from an estimated 96,000 units last year to 109,000 units in 1995 and over 150,000 new homes in 1996.

          Following the addition of over 150,000 new jobs in 1994, 1995 should see growth in the 220,000 range, lead by services, construction and trade. Manufacturing is expected to stabilize, despite the loss of another 20,000 or more aerospace jobs. In 1996, job growth is projected to exceed 300,000, with gains in all major sectors of the State's economy, again led by services and construction.

          Personal income is expected to grow 6.6 percent this year, well above the quake-impacted 1994 estimate of 4.2 percent. Without the quake-related losses in rental income, growth would have been 5.1 percent in 1994, and 1995's forecast gain would be
5.7 percent.  In 1996, income is expected to grow by 6 percent.

          The quality of income is also improving, with wages and salaries and proprietors' incomes accelerating, while transfer payments, which include welfare payments, unemployment compensation and social security, are slowing. During the recession, transfer payments grew at a double-digit pace.

          Inflation in California, which has traditionally run slightly above the national average, is now lagging the U.S. by a considerable margin. The California consumer price index (a weighted average of published indexes for the five-county Los Angeles and ten-county San Francisco Bay regions) averaged only a 1 1/2 percent rise in 1994, compared to a 2.7 percent estimate for the nation. In 1995 and 1996, the California price measure should average 3 percent annual increases, still below the expected national pace of 3 1/2 percent. Subtracting inflation from the rise in personal income, real incomes rose 2.7 percent in 1994, and without the quake the gain would have been 3.5 percent. In both 1995 and 1996, real income growth is expected to exceed 3 percent.

          The Department of Finance Bulletin for February, 1995 reports that the State's unemployment rate rose slightly to 8.2 percent in January from 7.7 percent in December, after dropping dramatically over the course of in 1994. Heavy rainfall and widespread flooding throughout the State in mid-January were at least partially responsible for the weakness in the January 1995 report. Despite this slight rise in January unemployment, the pattern of economic recovery in California that has been evident over the last year appears to be continuing.

          Retail sales continued to gain momentum throughout 1994. Sales in October and November were up 8.2 and 9.2 percent, respectively pacing national sales gains in both months. Sales in total for 1994 appear destined to show the largest gain since the recession began in 1990. Motor vehicle registration data indicate that new car and light truck sales were an important component of the sales growth-up 6.7 percent in the fourth quarter of 1994. Annual auto sales growth of 3.7 percent exceeded any year since 1986.

          New home construction continued to improve despite rising long-term mortgage rates. Residential building permits for November and December combined were up 13 percent from the prior-year level. Growth in resales of existing homes slowed from the strong pace early in the year; however, resales in October remained at a respectable 470,000 unit annual rate. Nonresidential construction has also begun to show signs of improvement. The value of nonresidential construction permits rose three percent during 1994, the first annual increase since 1988.

          Finally, the Mexican currency crisis is expected to have some mild dampening effect on the California economy; however, it should not endanger the recovery. The peso's devaluation will make California exports much more expensive in Mexican markets. Although the economic impact of this is unknown, an export reduction of 20 percent would reduce trade by approximately $1.5 billion. This represents less than two percent of all exports through California ports. San Diego, however, is likely to be more severely affected due to substantial reductions in cross-border traffic. Although the long-run impacts of the devaluation are unclear, the fundamentals of the Mexican economy are much stronger than during the last crisis twelve years ago.

Orange County Bankruptcy

          On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "Pools") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Pools had suffered significant market losses in their investments, causing a liquidity crisis for the Pools and the County. More than 180 other public entities, most of which, but not all, are located in the County, were also depositors in the Pools. The County has reported the Pools' loss at about $1.69 billion, or about 23% of their initial deposits of approximately 7.5 billion. Many of the entities which deposited moneys in the Pools, including the County, faced interim and/or extended cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects.

          On May 2, 1995, the Bankruptcy Court approved a settlement agreement covering claims of the other participating entities against the County and the Pools. Most participants have received in cash 80% (90% for school districts) of their Pools' investment; the balance is to be paid in the future. The County succeeded in deferring, by consent of the holders thereof, until June 30, 1996, the repayment of $800 million of short-term obligations due in July and August, 1995; these notes are, however, considered to be in default by Moody's and S&P. On
June 27, 1995, County voters turned down a proposal for a temporary 0.5% increase in the local sales tax to replace revenues lost after the Pools' investment losses. The County is now in the process of developing an alternative financial plan.

          The State has no existing obligation with respect to any outstanding obligations or securities of the County or any of the other participating entities. However, in the event the County is unable to maintain County administered State programs because of insufficient resources, it may be necessary for the State to intervene, but the State cannot presently predict what, if any, action may occur. The Legislature is considering the County's new financial plan and a number of other proposals relating to the County bankruptcy, including possible State oversight of County finances. None of the proposals presently anticipate any direct State financial support of the County.

Litigation

          The State is presently involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may impair future revenue sources.

Insured California Portfolio

          The Insured California Portfolio seeks to provide as high a level of current income exempt from federal income tax and California personal income tax as is consistent with preservation of capital. As a matter of fundamental policy, the Portfolio will seek to achieve its objective by investing under normal market conditions at least 80% of its total assets in municipal bonds, at least 80% of its total assets in AMT-Exempt Bonds and at least 65% of its total assets in municipal bonds insured as to payment of principal and interest. The above policy notwithstanding, the Board of Directors of the Fund has determined that it will be the Portfolio's current policy (changeable by the Board of Directors upon prior notice to investors) to invest at least 65% of its total assets in California Bonds, at least 80% of its total assets in insured municipal bonds and not to invest in any AMT-Subject Bonds. The remaining portion of the Portfolio's total assets may be invested in uninsured municipal bonds. There can be no assurance that the investment objective of the Portfolio will be achieved. Please refer to the Portfolio's Prospectus under "Investment Objective and Policies." Shares of the Insured California Portfolio are available only to California residents.

          Certain additional information relating to California municipal securities is set forth under "California Portfolio."

Insurance Feature

          The insurance feature is generally described in the Prospectus under "Insurance Feature of the Insured National and Insured California Portfolios". Insured securities are either
(i) insured under an insurance policy that relates to the specific municipal security in question (a "Specific Issue Insurance Policy") or (ii) insured under a Mutual Fund Insurance Policy issued to the Fund by an appropriate insurer. Although the Insured National and Insured California Portfolios may purchase municipal notes that are insured, municipal notes generally are not insured under Specific Issue Insurance Policies, and neither of the Portfolios generally expects to cover municipal notes under its Mutual Fund Insurance Policy. Accordingly, the Insured National and Insured California Portfolios do not presently expect that any significant portion of the municipal notes they purchase will be covered by insurance. Securities other than municipal bonds and notes purchased by the Portfolios will not be covered by insurance.

          In order to be considered as eligible insurance by the Insured National and Insured California Portfolios, such insurance policies must guarantee the timely payment of all principal and interest on the municipal securities as they become due. However, such insurance may provide that in the event of non-payment of interest or principal when due, the insurer is not obligated to make such interest or principal payment until a specified time period (which may be 30 days or more) after it has been notified by the Portfolio that such non-payment has occurred. The notice requirement applies to each missed payment of principal or interest. For purposes of insurance coverage, a payment of principal is due (and any required notice of non-payment may be given to the insurers) only at final maturity of the municipal security and not at the time any earlier sinking fund payment is due. The insurance does not guarantee the market value of the municipal securities or the value of the shares of the Portfolios and except as described below, has no effect on the price or redemption value of the shares.

          The Insured California and Insured National Portfolios may obtain insurance on their municipal bonds or purchase insured municipal bonds covered by policies issued by monoline companies provided any such company has a claims-paying ability rated "AAA" by S&P or "Aaa" by Moody's. The Adviser is aware of five such insurers, Municipal Bond Insurance Association Corporation

("MBIA"), Financial Guaranty Insurance Company ("FGIC"), AMBAC Indemnity Corporation ("AMBAC"), Financial Security Assurance Inc. ("FSA"), a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd. ("FSA Holdings"), and Financial Security Assurance of Maryland, Inc. ("FSA Maryland"), a wholly-owned subsidiary of FSA. Moody's and S&P ratings reflect the respective rating agency's current assessment of the creditworthiness of each insurer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency. The ratings are not recommendations to buy, sell or hold the Bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Bonds.

          It should be noted that insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. Moreover, while insurance coverage for the municipal securities held by the Portfolio reduces credit risk by ensuring that the Portfolio will receive payment of principal and interest within 30 days of receipt of notice that non-payment has occurred, it does not protect against market fluctuations caused by changes in interest rates and other factors. The notice requirement applies to each missed payment of principal or interest.

          Specific Issue Insurance Policies will have been obtained by the issuers of certain municipal bonds and all premiums respecting such bonds for the lives thereof will have been paid in advance by such issuers. Such policies are generally non-cancelable and will continue in force so long as the municipal bonds are outstanding and the insurer remains in business. Since such Specific Issue Insurance Policies remain in effect as long as the bonds are outstanding, the insurance may have an effect on the resale value of the bonds. Therefore, such Specific Issue Insurance Policies may be considered to represent an element of market value in regard to municipal bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be estimated.

          The information relating to MBIA, FGIC, AMBAC, FSA and
FSA Maryland contained below has been furnished by such companies, respectively. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information.

          MBIA. MBIA is the principal operating subsidiary of the Municipal Bond Insurance Association, Inc. ("MBIA Inc."). Neither MBIA Inc. nor its shareholders are obligated to pay the debts of or claims against MBIA. MBIA is a limited liability corporation rather than a several liability association. MBIA was incorporated and is domiciled in the state of New York and is licensed to do business in all 50 states, the District of Columbia, Guam, the Northern Mariana Islands, the U.S. Virgin Islands and Puerto Rico. As of December 31, 1994, MBIA had total assets of $3,420.6 million, and total statutory surplus of $1,731.0 million, prepared in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Copies of MBIA's financial statements prepared in accordance with statutory accounting practices are available from MBIA. The address of MBIA is 113 King Street, Armonk, New York 10504.

          On January 5, 1990, MBIA acquired all of the outstanding stock of Bond Investors Group, Inc. ("BIG"). Through a reinsurance agreement, BIG has ceded all of its net insured risks, as well as its unearned premium and contingency reserves, to MBIA and MBIA has reinsured BIG's net outstanding exposure.

          FGIC. FGIC is a wholly-owned subsidiary of General Electric Capital Corp. ("GECC"). GECC is not obligated to pay the debts of or the claims against FGIC. FGIC is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of December 31, 1994, the total capital and surplus of FGIC was approximately $893.7 million. As of December 31, 1994, FGIC had total admitted assets of $2,130.6 million and total liabilities of $1,236.9 million prepared in accordance with statutory accounting practices. The address of FGIC is 115 Broadway, New York, New York 10006.

          AMBAC. AMBAC is a Wisconsin-domiciled stock insurance company, regulated by the Insurance Department of the State of Wisconsin, and licensed to do business in all 50 states, the District of Columbia and Puerto Rico, with admitted assets of approximately $2,145.0 million and qualified capital of $1,218.2 million, both on a statutory basis, as of December 31, 1994. Qualified statutory capital consists of the contingency reserve and policyholders' surplus. The address of AMBAC's administrative offices is One State Street Plaza, 17th Floor, New York, New York 10004.

          FSA. FSA is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of September 30, 1995, FSA's total policyholders' surplus and contingency reserves were approximately $495,030,000 and its total unearned premium reserve was approximately $250,536,000 in accordance with statutory accounting principles. As of September 30, 1995, FSA's total shareholders' equity was approximately $590,473,000 and its total net unearned premium reserve was approximately $216,931,000 in accordance with generally accepted accounting principles. The registered office of FSA is located at 350 Park Avenue, New York, New York 10022.

          FSA Maryland. On December 20, 1995, Capital Guaranty Corporation ("CGC") merged with a subsidiary of FSA Holdings and Capital Guaranty Insurance Company ("CGIC"), CGC's principal operating subsidiary, changed its name to Financial Security Assurance of Maryland Inc. ("FSA Maryland") and became a wholly-owned subsidiary of FSA. CGIC was a financial guaranty issuer of municipal bonds. Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by FSA and FSA Maryland are reinsured among FSA and its domestic operating insurance company subsidiaries on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. The registered office of FSA Maryland is located at 350 Park Avenue, New York, New York 10022.

Additional Investment Policies

          Except as otherwise noted, the following investment policies apply to all Portfolios of the Fund.

          General. Municipal securities include municipal bonds as well as short-term (i.e., maturing in under one year to as much as three years) municipal notes, demand notes and tax-exempt commercial paper. In the event a Portfolio invests in demand notes, the Adviser will continually monitor the ability of the obligor under such notes to meet its obligations. Typically, municipal bonds are issued to obtain funds used to construct a wide range of public facilities, such as schools, hospitals, housing, mass transportation, airports, highways and bridges. The funds may also be used for general operating expenses, refunding of outstanding obligations and loans to other public institutions and facilities.

          Municipal bonds have two principal classifications: general obligation bonds and revenue or special obligation bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from general tax and other unrestricted revenues of the issuer. The term "issuer" means the agency, authority, instrumentality or other political subdivision whose assets and revenues are available for the payment of principal of and interest on the bonds. Certain types of private activity bonds are also considered municipal bonds if the interest thereon is exempt from federal income tax. Private activity bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, airports, housing projects, resource recovery programs, solid waste disposal facilities, student loan programs and water and sewage disposal facilities.

          Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

          Each Portfolio may invest a portion of its assets in municipal securities that pay interest at a coupon rate equal to a base rate plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." Although the specific terms of these municipal securities may differ, the amount of any additional interest payment typically is calculated pursuant to a formula based upon an applicable short-term interest rate index multiplied by a designated factor. The additional interest component of the coupon rate of these municipal securities generally expires before the maturity of the underlying instrument. These municipal securities may also contain provisions that provide for conversion at the option of the issuer to constant interest rates in addition to standard call features.

          A portfolio may invest a maximum of 35% of its total assets in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest.

          Each Portfolio may also invest in municipal securities, the interest rate on which has been divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "Auction Component") pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the "Residual Component") pays a current residual interest rate based on the difference between the total interest paid by the issuer on the municipal securities and the auction rate paid on the Auction Component. A Portfolio may purchase both Auction and Residual Components.

          Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease the Auction Component's rate increases and increase as the Auction Component's rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

          Municipal notes in which a Portfolio may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security (at par) to the issuer within 1 to 7 days notice. The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

          Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes and bond anticipation notes, and tax-exempt commercial paper.

          Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as ad valorem, income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most such cases, the long-term bonds provide the money for the repayment of the notes.

          Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less (however, issuers typically do not issue such obligations with maturities longer than seven days). Such obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

          There are, of course, variations in the terms of, and the security underlying, municipal securities, both within a particular rating classification and between such classifications, depending on many factors. The ratings of Moody's, S&P and Fitch represent their opinions of the quality of the municipal securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while the municipal securities of the same maturity and coupon, but with different ratings, may have the same yield. The Adviser appraises independently the fundamental quality of the securities included in the Fund's portfolios.

          Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. Under normal circumstances the average weighted maturity of the securities in each Portfolio will range between 10 and 25 years. However, no Portfolio has any restrictions on the maturity of municipal securities in which it may invest. Since the Portfolios' objective is to provide high current income, they will emphasize income rather than stability of net asset values, and the average maturity of the Portfolios will vary depending on anticipated market conditions. The Portfolios will seek to invest in municipal securities of such maturities that, in the judgment of the Adviser, will provide a high level of current income consistent with liquidity requirements and market conditions and, in the case of the Insured National and Insured California Portfolios, after taking into account the cost of any insurance obtainable on such municipal securities. The achievement of the Fund's investment objectives depends in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Securities and Exchange Commission, although from time to time there have been proposals which would require registration in the future.

          After purchase by a Portfolio, a municipal security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Portfolio. Neither event requires sales of such security by such Portfolio, but the Adviser will consider such event in its determination of whether such

Portfolio should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use such changed ratings in a manner consistent with the Fund's quality criteria as described in the Prospectus for each of its Portfolios.

          Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

          From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund and the value of the Fund's Portfolios would be affected. Additionally, the Fund would reevaluate its investment objectives and policies.

          Defensive Position. Under normal circumstances, substantially all of the total assets of each Portfolio will be invested in the types of securities described in "Investment Objective and Policies" in the Prospectus. For temporary defensive purposes, each Portfolio may also invest without limit in high-quality municipal notes, rated SP-2 or higher by S&P, MIG-2 (or VMIG-2) or higher by Moody's, or FIN-2 or higher by Fitch, or in taxable cash equivalents, including (i) short-term obligations of the U.S. Government and its agencies or instrumentalities ("U.S. Government Securities"), (ii) certificates of deposit bankers' acceptances and interest-bearing savings deposits of banks having total assets or more than $1 billion and which are members of the Federal Deposit Insurance Corporation, (iii) commercial paper of prime quality rated A-1 or higher by S&P, Prime-1 or higher by Moody's, or Fitch-1 or higher by Fitch or, if not rated, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Fitch or Aa or higher by Moody's and (iv) repurchase agreements.

          Apart from temporary defensive purposes, each Portfolio may at any time elect to invest up to 20% of its total assets in taxable cash equivalents and repurchase agreements. Nonetheless, it is anticipated that under normal circumstances substantially all of the assets of the Portfolios will be invested in municipal securities generating tax-exempt income.

          Non-Diversified Status. Each of the California, Insured California and New York Portfolios is non-diversified, which means that these Portfolios are not subject to any statutory restriction under the Investment Company Act of 1940, as amended (the "Act") with respect to the investment of their assets in the securities of a relatively few municipal issuers. As a non-diversified investment company, each of these Portfolios may present greater risks than a diversified company. Nevertheless, in order to qualify as a "regulated investment company" for Federal income tax purposes, each Portfolio will be restricted in that, among other limitations, at the close of each quarter of the taxable year, at least 50% of the value of each Portfolio's total assets must be represented by cash, government securities, and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of each Portfolio, and to not more than 10% of the outstanding voting securities of any one issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of each Portfolio's total assets may be invested in securities of one issuer.

          Futures Contracts and Options on Futures Contracts. Each Portfolio may enter into contracts for the purchase or sale for future delivery of municipal securities or obligations of the U.S. Government Securities or contracts based on financial indices, including an index of municipal securities or U.S. Government Securities ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the securities held by a Portfolio or adversely affect the prices of securities which a Portfolio intends to purchase at a later date.

          The Board of Directors has adopted the requirement that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, a Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of the market value of the Portfolio's outstanding futures contracts and the market value of the futures contracts subject to outstanding options written by the Portfolio would exceed 50% of the total assets. These restrictions will not be changed by the Fund's Board of the Directors without considering the policies and concerns of the various applicable Federal and state regulatory agencies.

          The correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract will be entitled to a cash payment. In connection with its purchase of index futures each Portfolio will deposit cash or liquid, high-grade debt obligations equal to the market value of the futures contract (less related margin) in a segregated account with the Fund's custodian or a futures margin account with a broker. If the Adviser were to forecast incorrectly, a Portfolio might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. A Portfolio's ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Portfolio owns or intends to purchase, or general interest rate movements.

          For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

          Options on Municipal and U.S. Government Securities.
In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios intend to write covered put and call options and purchase put and call options on municipal securities and U.S. Government Securities that are traded on U.S. exchanges. There are no specific limitations on the writing and purchasing of options by those Portfolios.

          A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash and liquid high-grade debt securities in a segregated account with the Fund's custodian. A put option written by a Portfolio is "covered" if the Portfolio maintains cash or liquid high-grade debt securities with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

          The Portfolios intend to write call options for cross-hedging purposes. A call option is for cross-hedging purposes if a Portfolio does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to acquire. In such circumstances, a Portfolio collateralizes its obligation under the option by maintaining in a segregated account with the Fund's custodian cash or liquid high-grade debt securities in an amount not less than the market value of the underlying security, marked to market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option call option, while at the same time achieving the desired hedge.

          In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

          If a put option written by a Portfolio were exercised the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by a Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised. See Appendix C for a further discussion of the use, risks and costs of option trading.

          The Portfolios may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. These Portfolios will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions are illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Description of the Portfolios-Additional Investment Policies and Practices - Illiquid Securities" in the Prospectus.

          Interest Rate Transactions. Each Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors.

          A Portfolio enters into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Portfolio may also enter into these transactions to protect against price increases of securities the Adviser anticipates purchasing for the Portfolio at a later date. The Portfolios do not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

          Each Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether they are hedging their assets or their liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Custodian. If a Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain in a segregated account with the Custodian the full amount, accrued daily, of the Portfolio's obligations with respect to the swap. A Portfolio will not enter into any interest rate swap, cap or floor unless the unsecured senior debt or the claims paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. The Adviser will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Portfolios would have contractual remedies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly. they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors it will maintain in a segregated account with the Custodian cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the full amount, accrued daily, of the Portfolio's obligations with respect to any caps or floors.

          The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser were incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Portfolios would diminish compared with what they would have been if these investment techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

          There is no limit on the amount of interest rate swap transactions that may be entered into by any of the Portfolios. These transactions do not involve the delivery of securities or other underlying assets of principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive. A Portfolio may purchase and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

          When-Issued Securities and Forward Commitments. Each Portfolio may purchase municipal securities offered on a "when-issued" basis and may purchase or sell municipal securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell municipal securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a municipal security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

          When-issued municipal securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the municipal securities, as the case may be. To facilitate such transactions, the Fund's custodian bank will maintain, in a separate account of the Fund, cash, or liquid, high-grade debt securities having value equal to, or greater than, any commitments to purchase municipal securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of a Portfolio, the portfolio securities themselves. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued municipal securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as an if issued" basis may increase the volatility of the Portfolio's net asset value. At the time a Portfolio makes the commitment to purchase or sell a municipal security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. No when-issued or forward commitments will be made by any Portfolio if, as a result, more than 20% of the value of such Portfolio's total assets would be committed to such transactions.

          General. The successful use of the foregoing investment practices, all of which are highly specialized investment activities, draws upon the Adviser's special skill and experience with respect to such instruments and usually depends on Adviser's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Portfolios may not achieve the anticipated benefits of futures contracts, options, interest rate transactions or forward commitment contracts, or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time.

In addition, the correlation between movements in the price of such instruments and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

          A Portfolio's ability to dispose of its position in futures contracts, options, interest rate transactions and forward commitment contracts will depend on the availability of liquid markets in such instruments. Markets for all these vehicles with respect to municipal securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts and options on futures contracts. If, for example, a secondary market did not exist with respect to an option purchased or written by a Portfolio over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio might not be able to sell portfolio securities covering the option until the option expired or it delivered the underlying security or futures contract upon exercise. No assurance can be given that the Portfolios will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Portfolios' ability to engage in options and futures transactions may be limited by tax considerations.

          Repurchase Agreements. Each Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Each Portfolio maintains procedures for evaluating and monitoring the creditworthiness of vendors of repurchase agreements. In addition, each Portfolio requires continual maintenance of collateral held by the Fund's Custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a vendor defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Repurchase agreements may be entered into with member banks of the Federal Reserve System including the Fund's Custodian or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. It is the Fund's current practice to enter into repurchase agreements only with such primary dealers.

          Illiquid Securities. Subject to any applicable fundamental investment policy, a Portfolio will not maintain more than 15% of its net assets in illiquid securities. These securities include, among others, securities for which there is no readily available market, options purchased by a Portfolio over-the-counter, the cover for such options and repurchase agreements not terminable within seven days. Because of the absence of a trading market for these investments, a Portfolio may not be able to realize their value upon sale.

          Future Developments. A Portfolio may, following written notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

          Special Risk Considerations. Securities rated Baa are considered by Moody's to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba or BB and lower, ("lower-rated securities") are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.

          The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the

Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Under the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, federally-insured savings and loan associations are required to divest their investments in non-investment grade corporate debt securities by July 1, 1994. Such divestiture could have a material effect on the market and prices of such securities.

          The ratings of fixed-income securities by Moody's, S&P and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See Appendix A for a description of such ratings.

          The Adviser will try to reduce the risk of investment in lower-rated securities through credit analysis, attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Adviser's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities. In considering investments for the Portfolio, the Adviser will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest coverage, financial prospects, and the strength of the issuer.

          Non-rated municipal securities will also be considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

          In seeking to achieve the Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of the Portfolio.

Investment Restrictions

          Unless specified to the contrary, the following restrictions apply to each of the National, Insured National, California and New York Portfolios and are fundamental policies which may not be changed with respect to any such Portfolio without the affirmative vote of the holders of a majority of such Portfolio's outstanding voting securities, which means with respect to any such Portfolio (1) 67% or more or the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less. Each such Portfolio may not:

                    (1)  Invest 25% or more of its total assets
                    in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities issued by governmental users (including private activity bonds issued by governmental users), U.S. Government Securities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits, and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries. For purposes of this restriction, a Portfolio will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer;

                    (2)  Pledge, hypothecate, mortgage or
                    otherwise encumber its assets, except in an amount of not more than 15% of the value of its total assets, to secure borrowings for temporary or emergency purposes;

                    (3) Make short sales of securities, maintain a short position or purchase securities on margin;

                    (4)  Participate on a joint or joint and
                    several basis in any securities trading
                    account;

                    (5)  Issue any senior security within the
                    meaning of the Act;

                    (6)  Make loans of its assets to any person,
                    except for (i) the purchase of publicly
                    distributed debt securities, (ii) the
                    purchase of non-publicly distributed
                    securities subject to paragraph 7 below, and
                    (iii) entering into repurchase agreements;

                    (7)  Act as an underwriter of securities of
                    other issuers, except that a Portfolio may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended;

                    (8)  Invest in commodities or commodity
                    contracts, except that a Portfolio may invest in futures contracts and options thereon;

                    (9)  Purchase or sell real estate; or

                    (10) Borrow money except from banks for
                    temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities. Borrowing in the aggregate may not exceed 20%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including all borrowings by the Portfolio) less liabilities (not including all borrowings by the Portfolio) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made.

          The Insured California Portfolio may not:

                    (1) Invest more than 25% of its total assets in a single industry, except that there is no limit on the amount of its assets which may be invested in municipal securities issued by governments or political subdivisions thereof, in a particular segment of the municipal securities market or in U.S. Government Securities;

                    (2)  Borrow money, except from banks for
                    temporary purposes and then in amounts not in excess of 10% of the value of the Insured California Portfolio's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing in amounts not in excess of 15% of the value of the Insured California Portfolio's total assets at the time of such borrowing. All borrowings at any time outstanding will be repaid before any additional investments are made. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Insured California Portfolio by enabling it to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient and to obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.);

                    (3)  Make loans, except to the extent the
                    Insured California Portfolio's investments described in paragraph (1) of the Prospectus may be considered to be loans;

                    (4) Have more than 5% of its assets invested in repurchase agreements with the same dealer; or

                    (5)  Purchase or sell real estate (but
                    without limitation on the purchase of
                    municipal securities secured by real estate or interests therein), issue senior securities, purchase commodities or commodity contracts (except that the Insured California Portfolio may invest in futures contracts), engage in short sales or purchase securities on margin except that this paragraph (5) shall not limit the Insured California Portfolio from borrowing or pledging assets as provided in paragraph (1).

                    (6)  Underwrite securities issued by other
                    persons or purchase any securities as to which it would be deemed an underwriter under the Securities Act of 1933, as amended, except to the extent the Insured California Portfolio may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

          Additional investment restrictions applicable only to the California Portfolio, and investment restrictions applicable only to the Insured California Portfolio are set forth under "Investment Objectives and Policies-Investment Restrictions" in the Fund's Prospectus.

          Whenever any of the investment restrictions listed above states a minimum or maximum percentage of a Portfolio's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation. Under the Act, a Portfolio is not permitted to borrow unless immediately after such borrowing there is "asset coverage," as that term is defined and used in the Act of at least 300% for all borrowings of the Portfolio. In addition, under the Act, in the event asset coverage falls below 300%, a Portfolio must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%.

          Portfolio Turnover. From time to time, the Portfolios may engage in active short- term trading to benefit from yield disparities among different issues of municipal securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. Management anticipates that the annual turnover in each Portfolio will not exceed 250%. An annual turnover rate of 200% occurs, for example, when all of the securities in a Portfolio are replaced twice in a period of one year. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by a Portfolio and its shareholders. However, the execution costs for municipal securities are substantially less than those for equivalent dollar values of equity securities. The portfolio turnover rates for the fiscal years ending October 31, 1994 and 1995 were, respectively, for the National Portfolio 110% and 118%, for the Insured National Portfolio 149% and 171%, for the California Portfolio 45% and 39%, for the Insured California Portfolio 100% and 103% and for the New York Portfolio 69% and 69%. See "Dividends, Distributions and Taxes."

________________________________________________________________

                     MANAGEMENT OF THE FUND
________________________________________________________________

Adviser

          Alliance Capital Management L.P., a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Board of Directors.

          The Adviser is a leading international investment manager supervising client accounts with assets as of December 31, 1995 of more than $146 billion (of which more than $48 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds and included, as of December 31, 1995, 29 of the FORTUNE 100 Companies. As of that date, the Adviser and its subsidiaries employed approximately 1,350 employees who operated out of domestic offices and the overseas offices of subsidiaries in Bombay, Istanbul, London, Sydney, Tokyo, Toronto, Bahrain, Luxembourg and Singapore. The 51 registered investment companies comprising 107 separate investment portfolios managed by the Adviser currently have more than two million shareholders.

          Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA, a French insurance holding company. As of June 30, 1995, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 59% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser ("Units"). As of June 30, 1995, approximately 33% and 8% of the Units were owned by the public and employees of the Adviser and its subsidiaries, respectively, including employees of the Adviser who serve as Directors of the Fund.

          AXA owns approximately 60% of the outstanding voting shares of common stock of ECI. AXA is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations are comprised of activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically with activities in France, the United States, the United Kingdom, Canada and other countries, principally in Europe. AXA is also engaged in asset management, investment banking and brokerage, real estate and other financial services activities in the United States and Europe. Based on information provided by AXA, as of January 1, 1995, 42.3% of the issued shares (representing 54.7% of the voting power) of AXA were owned by Midi Participations, a French corporation that is a holding company. The voting shares of Midi Participations are in turn owned 60% by Finaxa, a French corporation that is a holding company, and 40% by subsidiaries of Assicurazioni Generali S.p.A., an Italian corporation (one of which, Belgica Insurance Holding S.A., a Belgian corporation, owned 34.1%). As of January 1, 1995, 62.1% of the issued shares (representing 75.7% of the voting power) of Finaxa were owned by five French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 31.8% of the issued shares) (representing 39.0% of the voting power), and 26.5% of the issued shares (representing 16.6% of the voting power) of Finaxa were owned by Banque Paribas, a French bank. Including the shares owned by Midi Participations, as of January 1, 1995, the Mutuelles AXA directly or indirectly owned 51.3% of the issued shares (representing 65.8% of the voting power) of AXA. In addition, certain subsidiaries of AXA own 0.4% of the shares of AXA which are not entitled to be voted. Acting as a group, the Mutuelles AXA control AXA, Midi Participations and Finaxa.

          The Adviser furnishes advice and recommendations with respect to the portfolios of securities and investments and provides persons satisfactory to the Board of Directors to act as officers and employees of the Fund. Such officers and employees, as well as certain directors of the Fund, may be employees of the Adviser or its affiliates.

          The Adviser is, under the Advisory Agreement, responsible for the following expenses incurred on behalf of the
Fund: (i) the compensation of any of the Fund's directors and officers who are affiliated persons of the Adviser, (ii) expenses of office rental, and (iii) any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Securities and Exchange Commission and with state regulatory authorities).

          The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or by affiliates of the Adviser. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Board of Directors.

          The Advisory Agreement provides that the Adviser will reimburse the Fund for the net expenses allocable to each Portfolio (exclusive of interest, taxes, brokerage, expenditures pursuant to the Distribution Services Agreement described below, and extraordinary expenses, all to the extent permitted by applicable state securities laws and regulations) which in any year exceed the limits prescribed by any state in which the Portfolio's shares are qualified for sale. A Portfolio may not qualify its shares for sale in every state. The Fund believes that at present the most restrictive state expense ratio limitation imposed by any state in which a Portfolio has qualified its shares for sale is 2.5% of the first $30 million of the mutual fund's average net assets, 2.0% of the next $70 million of its average net assets and 1.5% of its average net assets in excess of $100 million. The Adviser has voluntarily undertaken to reimburse the Fund to the extent necessary to enable the Fund to avoid exceeding these expense limitations with respect to a Portfolio. Although there can be no assurance that this undertaking will continue to be adhered to, the Adviser has the present intention of continuing to adhere to it.

          For the fiscal year ended October 31, 1993, advisory fees payable to the Adviser with respect to the National, Insured National, New York, California and Insured California Portfolios amounted to $2,779,253, $1,202,659, $1,365,789, $3,259,957 and
$735,049, respectively.  Of such amounts, $1,949,611, $744,476,
$725,049, $1,675,420 and $253,532 was waived by the Adviser so that during such fiscal year, the Fund paid advisory fees to the Investment Adviser with respect to the National, Insured National, New York, California and Insured California Portfolios amounting to $829,642, $458,183 $391,990, $1,614,537, and
$471,517, respectively.

          For the fiscal year ended October 31, 1994, advisory fees payable to the Adviser with respect to the National, Insured National, New York, California and Insured California Portfolios amounted to $4,934,890, $1,533,067, $1,997,073, $4,965,268 and
$822,833 respectively.  Of such amounts, $3,750,516, $1,148,147,
$1,446,013, $3,219,652 and $379,671 was waived by the Adviser so that during such fiscal year, the Fund paid advisory fees to the Investment Adviser with respect to the National, Insured National, New York, California and Insured California Portfolios amounting to $1,184,374, $384,920, $551,060, $1,745,616, and
$443,162, respectively.

          For the fiscal year ended October 31, 1995, advisory fees payable to the Adviser with respect to the National, Insured National, New York, California and Insured California Portfolios amounted to $4,357,009, $1,448,694, $1,878,376, $4,482,864 and
$758,429 respectively.  Of such amounts, $2,685,230, $273,143,
$1,126,920, $2,183,908 and $71,127 was waived by the Adviser so that during such fiscal year, the Fund paid advisory fees to the Investment Adviser with respect to the National, Insured National, New York, California and Insured California Portfolios amounting to $1,671,779, $1,175,551, $751,456, $2,298,956, and
$687,302, respectively.

          The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement will continue in effect from year to year with respect to each Portfolio if approved at least annually by a majority vote of the holders of the outstanding voting securities of such Portfolio or by a majority vote of the Directors, and in either case, by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party as defined by the Act. Most recently, the Board of Directors approved the continuance of the Advisory Agreement until September 30, 1996 at their Meeting held on September 13, 1995.

          The Advisory Agreement is terminable with respect to a Portfolio without penalty by a vote of a majority of the Portfolio's outstanding voting securities or by a vote of a majority of the Fund's Directors on 60 days' written notice, or by the Adviser on 60 days' written notice, and will terminate automatically in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

          Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the

Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

          The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: ACM Institutional Reserves, Inc., AFD Exchange Reserves, Alliance All-Asia Investment Fund, Inc., The Alliance Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Counterpoint Fund, Alliance Developing Markets Fund, Inc., Alliance Global Dollar Government Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Growth and Income Fund, Inc., Alliance Income Builder Fund, Inc., Alliance International Fund, Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Mortgage Strategy Trust, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Short-Term Multi-Market Trust, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance World Income Trust, Inc., Alliance Worldwide Privatization Fund, Inc., The Alliance Portfolios, Fiduciary Management Associates and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance Global Environment Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Global Privatization Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Directors and Officers

          The Directors and officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Each such Director and officer is also a director, trustee or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each of the following persons is 1345 Avenue of the Americas, New York, New York 10105.

Directors

          JOHN D. CARIFA** - 50, Chairman and President of the
Fund, is the President, Chief Operating Officer and a Director of
ACMC with which he has been associated since prior to 1991.

          DAVID H. DIEVLER - 66, He was formerly Chairman of the
Board and President of the Fund and Senior Vice President of
ACMC.  He is currently an independent consultant.





** An "interested person" of the Fund as defined in the Act.

          RUTH BLOCK - 65, is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas). Previously, she was an Executive Vice President and the Chief Insurance Officer of Equitable since prior to 1991. Her address is Box 4653, Stamford, Connecticut 06903.

          JAMES R. GREENE - 75, is an independent financial consultant since prior to 1991. He is also a Director of ASARCO, Incorporated (metals smelting and refining), Bank Leumi Trust Co., Buck Engineering Company (manufacturing), American Reliance Insurance Co. (insurance) and United Tote (computer software). His address is 134 Buttonwood Drive, Fair Haven, New Jersey 07701

          DR. JAMES M. HESTER - 71, is President of the Harry Frank Guggenheim Foundation and a Director of Union Carbide Corporation. He was formerly President of New York University, the New York Botanical Garden and Rector of the United Nations University. His address is 45 East 89th Street, New York, New York 10128.

          CLIFFORD L. MICHEL - 56, is a Partner of the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1991. He is Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining) and Faber-Castell Corporation (writing products). His address is St. Bernard's Road, Gladstone, New Jersey 07934.

          EUGENE F. O'NEIL - 71, is Managing Director of O'Neil
Asset Management (private investments) with which he has been associated since prior to 1991. His address is 24 Byfield Lane, Greenwich, Connecticut 06830.

          ROBERT C. WHITE - 75, Independent consultant. For nine years ending in 1994, Mr. White was Vice President and Chief Financial Officer of Howard Hughes Medical Institute. Prior thereto, he was Assistant Treasurer of the Ford Motor Company with responsibility for the investment administration of the Company's employee benefit plans. His address is 30835 River Crossing, Bingham Farms, Michigan 48025.

Officers

          JOHN D. CARIFA, Chairman and President, (see biography, above).

          SUSAN P. KEENAN 37, Senior Vice President, is a Senior
Vice President of ACMC with which she has been associated since prior to 1991.

          WILLIAM E. OLIVER 45, Vice President, has been a Vice
President of ACMC, since May 1993.  Previously, he was a Vice
President and Director of Investment Grade Municipal Research with the Prudential Capital Management Group.

          DAVID M. DOWDEN 29, Vice President, is an Assistant
Vice President of ACMC, with which he has been associated since
1993.  Previously, he was an analyst in the Municipal Strategy
Group at Merrill Lynch Capital Markets.

          EDMUND P. BERGAN, JR., 45, Secretary, is a Senior Vice President and the General Counsel of AFD and Alliance Fund Services, Inc. and Vice President and Assistant General Counsel of ACMC, with which he has been associated since prior to 1991.

          DOMENICK PUGLIESE, Assistant Secretary, 34, is Vice President and Associate General Counsel of Alliance Fund Distributors, Inc. with which he has been associated since May 1995. Previously, he was Vice President and Counsel, Concord Financial Holding Corporation since 1994, Vice President and Associate General Counsel of Prudential Securities since 1991 and an associate with Battle Fowler since prior to 1990.

          MARK D. GERSTEN 44, Treasurer and Chief Financial
Officer, is a Vice President of Alliance Fund Distributors, Inc.
and Senior Vice President of Alliance Fund Services, Inc., with which he has been associated since prior to 1991.

          JOSEPH J. MANTINEO 36, Controller, has been a Vice
President of Alliance Fund Services, Inc. since July 1989; prior thereto he was Manager of Fixed Income Mutual Fund Accounting for
Alliance Fund Services, Inc. since prior to 1991.

          PATRICK J. FARRELL 35, Assistant Controller, has been a
Vice President of Alliance Fund Services, Inc. since prior to
1991.  Prior thereto, he was a Vice President of Drexel, Burnham,
Lambert Fund Services.

          PHYLLIS CLARKE 34, Assistant Controller, has been a Municipal Income Manager, Mutual Funds, of Alliance Fund Services Inc. since 1994. Previously, she was a Supervisor for Fixed Income Mutual Fund Accounting for Alliance Fund Services, Inc.

          The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended October 31, 1995, the aggregate compensation paid to each of the Trustees during calendar year 1995 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies in the Alliance Fund Complex with respect to which each of the Trustees serves as a trustee or director, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its trustees or directors. Each of the Trustees is a trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                        Total                Total Number of Funds in
                                        Compensation         the Alliance Fund Complex,
                       Aggregate        From the Alliance    Including the Fund, as to
Name of Director       Compensation     Fund Complex,        which the Director is
of the Fund            from the Fund    Including the Fund   a Trustee or Director
________________       _____________    __________________   __________________________

John D. Carifa              $0             $0                           49
David H. Dievler            $2,465         $179,200                     42
Ruth Block                  $3,715         $159,000                     36
James R. Greene             $3,375         $65,750                      11
Dr. James M. Hester         $3,715         $156,000                     37
Clifford L. Michel          $2,965         $131,500                     36
Eugene F. O'Neil            $3,500         $18,000                      5
Robert C. White             $3,715         $133,200                     36



As of January 12, 1996, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

________________________________________________________________

                      EXPENSES OF THE FUND
________________________________________________________________

Distribution Services Agreement

          The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Fund directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan of distribution which is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the Act (the "Rule 12b-1 Plan").

          Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolio as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and, in the case of Class C shares, without the assessment of a contingent deferred sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares, and the distribution services fee on the Class C shares, are the same as those of the initial sales charge (or contingent deferred sales charge, when applicable) and distribution services fee with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the Portfolio's shares.

          Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Fund for their review on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors who are not interested persons of the Fund (as defined in the Act) are committed to the discretion of such disinterested Directors then in office.

          The Agreement became effective on July 22, 1992. The Agreement replaced an earlier agreement (the "First Agreement") that terminated because of its technical assignment as a result of AXA's acquisition of control over Equitable. In anticipation of the assignment of the First Agreement, the Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors (including the Directors who are not parties to the Agreement or interested persons of any such party as defined in the Act) at a meeting called for such purpose held on September 11, 1991. An amendment to the Agreement to permit the distribution of an additional class of shares, Class B shares, was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose held on November 24, 1992, and by the initial holder of Class B shares of each Portfolio of the Fund on December 29, 1992. An amendment to the Agreement to permit the distribution of an additional class of shares, Class C shares, was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose held on February 23, 1993, and by the initial holder of Class C shares of each Portfolio of the Fund on April 30, 1993.

          During the fiscal year ended October 31, 1995, the National, Insured National, New York, California and Insured California Portfolios paid distribution services fees for expenditures under the Agreement in the case of the Class A shares in amounts aggregating $999,923, $481,707, $543,333, $1,401,092 and $301,648 which constituted .30%, .30%, .30%, .30% and .30%, respectively, of each Portfolio's average daily net assets attributable to the Class A shares. In addition, during the fiscal year ended October 31, 1995, the Adviser made aggregate payments under the Agreement from its own resources in the case of the Class A shares as described above of $1,377,198. Of the $5,104,901 paid by the Fund and the Adviser under the Agreement in the case of the Class A shares, $267,268 was spent on advertising, $48,133 on the printing and mailing of prospectuses for persons other than current shareholders, $3,098,984 for compensation to broker-dealers and other financial intermediaries (including $104,266 to the Fund's Principal Underwriter), $601,035 for compensation to sales personnel and $1,089,481 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

          During the fiscal year ended October 31, 1995, the National, Insured National, New York, California and Insured California Portfolios paid distribution services fees for expenditures under the Agreement in the case of the Class B shares in amounts aggregating $2,497,692, $561,860, $874,980, $1,612,482 and $251,539 which constituted 1.00%, 1.00%, 1.00%, 1.00% and
1.00%, respectively, of each Portfolio's average daily net assets attributable to the Class B shares. In addition, during the fiscal year ended October 31, 1995, the Adviser made aggregate payments under the Agreement from its own resources in the case of the Class B shares as described above of $1,470,578. Of the $7,269,130 paid by the Fund and the Adviser under the Agreement in the case of the Class B shares, $213,762 was spent on advertising, $41,890 on the printing and mailing of prospectuses for persons other than current shareholders, $3,460,506 for compensation to broker-dealers and other financial intermediaries (including $92,143 to the Fund's Principal Underwriter), $483,396 for compensation to sales personnel and $805,122 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses and $2,264,454 for interest on Class B shares financing. Unreimbursed distribution expenses incurred during the Fund's fiscal period ended October 31, 1995 and carried over for reimbursement in future years in respect of the Class B shares amounted to approximately $0 or 0% for National Portfolio, $124,185 or .21% for Insured National Portfolio, $238,451 or .25% for New York Portfolio, $0 or 0% for California Portfolio, and $197,882 or .71% for Insured California Portfolio, of the net assets represented by the Class B shares of each such Portfolio on that date.

          During the fiscal year ended October 31, 1995, the National, Insured National, New York, California and Insured California Portfolios paid distribution services fees for expenditures under the Agreement in the case of the Class C shares in amounts aggregating $1,140,444, $229,840, $319,313, $889,794 and $121,930 which constituted 1.00%, 1.00%, 1.00%, 1.00% and
1.00%, respectively, of each Portfolio's average daily net assets attributable to the Class C shares. In addition, during the fiscal year ended October 31, 1995, the Adviser made aggregate payments under the Agreement from its own resources in the case of the Class C shares as described above of $1,174,162. Of the $3,875,483 paid by the Fund and the Adviser under the Agreement in the case of the Class C shares, $151,475 was spent on advertising, $33,790 on the printing and mailing of prospectuses for persons other than current shareholders, $2,769,828 for compensation to broker-dealers and other financial intermediaries (including $69,749 to the Fund's Principal Underwriter), $347,098 for compensation to sales personnel and $573,292 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses. Unreimbursed distribution expenses incurred during the Fund's fiscal period ended October 31, 1995 and carried over for reimbursement in future years in respect of the Class C shares amounted to approximately $443,893 or .41% for National Portfolio, $97,014 or .44% for Insured National Portfolio, $163,603 or .51% for New York Portfolio, $369,218 or
 .42% for California Portfolio, and $100,436 or .70% for Insured California Portfolio, of the net assets represented by the Class C shares of each such Portfolio on that date.

          The Agreement will continue in effect until September 30, 1996 and thereafter for successive twelve-month periods (computed from each October 1) with respect to each class of a Portfolio, provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to this agreement or interested persons, as defined in the Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Directors approved the continuance of the Agreement until September 30, 1996 at their meeting held on September 13, 1995.

          The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission may payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

          In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares of a Portfolio, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and (ii) the Fund would not be obligated to pay the

Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

          All material amendments to the Agreement will become effective only upon approval as provided in the preceding paragraph; and the Agreement may not be amended in order to increase materially the costs that a particular class or Portfolio may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of such class or Portfolio affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Portfolio, voting separately by class or by a majority vote of the disinterested Directors or (b) by the Principal Underwriter. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund need give no notice to the Principal Underwriter. The Rule 12b-1 Plan will terminate automatically in the event of its assignment.

Transfer Agency Agreement

          Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser, receives a transfer agency fee per account holder of the Class A, Class B and Class C shares of each Portfolio of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares is higher than the transfer agency fee with respect to the Class A shares or the Class C shares reflecting the additional costs associated with the Class B contingent deferred sales charge. For the fiscal year ended October 31, 1995, the Fund paid Alliance Fund Services, Inc. $1,687,509 for transfer agency services and out of pocket expenses.

________________________________________________________________

                       PURCHASE OF SHARES
________________________________________________________________

          The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares -- How To Buy Shares."

General

          Shares of each Portfolio are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase (the "initial sales charge alternative"), with a contingent deferred sales charge (the

"deferred sales charge alternative"), or without any initial or contingent deferred sales charge (the "asset-based sales charge alternative"), as described below. Shares of each Portfolio are offered on a continuous basis through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), or (iii) the Principal Underwriter. The minimum for initial investments is $250; subsequent investments (other than reinvestments of dividends and capital gains distributions in shares) must be in the minimum amount of $50. As described under "Shareholder Services," each Portfolio offers an automatic investment program which permits investments of $25 or more. The subscriber may use the Subscription Application found in the Prospectus for his or her initial investment. Sales personnel of selected dealers and agents distributing a Portfolio's shares may receive differing compensation for selling Class A, Class B or Class C shares.

          Investors may purchase shares of a Portfolio in the United States either through selected dealers or agents or directly through the Principal Underwriter. The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of each Portfolio's shares to the public in response to conditions in the securities markets or for other reasons.

          The public offering price of shares of each Portfolio is their net asset value, plus, in the case of most purchases of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor and the amount of the purchase, as shown in the table below under "Initial Sale Charge Alternative--Class A Shares". On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. New York time) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. The respective per share net asset values of the Class A, Class B and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A shares as a result of the daily expense accruals of the distribution and transfer agency fees applicable with respect to the Class B and Class C shares. Even under those circumstances, the per share net asset values of the three classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes. A Fund business day is any weekday, exclusive of national holidays on which the Exchange is closed and Good Friday. For purposes of this computation, the securities in a Portfolio are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Directors believe would accurately reflect fair market value.

          The Board of Directors has further determined that the value of certain debt securities in the National, Insured National, California and Insured California Portfolios, other than temporary investments in short-term securities, be determined by reference to valuations obtained from a pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations of such securities, without exclusive reliance upon quoted prices, since such valuations are believed by the Board to more accurately reflect the fair value of such securities. At the present time, the Fund is employing a pricing service offered by Muller Data Corporation, a wholly-owned subsidiary of The Thompson Corporation. However, other pricing services are available, and the Board of Directors may authorize the use of another such service. The Adviser may decide, subject to guidelines established by the Board of Directors of the Fund, to retain in the Insured National and Insured California Portfolios municipal securities which are insured under the Portfolio Policy or any other Mutual Fund Insurance Policy and which are in default or in significant risk of default in the payment of principal or interest until the default has been cured or the principal and interest are paid by the issuer or the insurer. In establishing fair value for these securities the Board of Directors will give recognition to the value of the insurance feature as well as the market value of the securities. Absent any unusual or unforeseen circumstances, the Adviser will recommend valuing these securities at the same price as similar securities of a minimum investment grade (i.e., a "BBB" rating).

          The Fund will accept unconditional orders for shares of each Portfolio to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers or agents, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer or agent receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to its close of business that same day (normally 5:00 p.m. New York time). The selected dealer or agent is responsible for transmitting such orders by 5:00 p.m. If the selected dealer or agent fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer or agent. If the selected dealer or agent receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

          Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "Literature" telephone number shown on the cover of this Statement of Additional Information. A telephone purchase order may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. New York time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day. Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to a Portfolio, stock certificates representing shares of a Portfolio are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

          In addition to the discount or commission amount paid to dealers or agents, the Principal Underwriter from time to time pays additional cash bonuses or other incentives to dealers or agents, including Equico Securities, Inc., an affiliate of the Principal Underwriter, in connection with the sale of shares of a Portfolio. Such additional amounts may be utilized, in whole of in part, to provide additional compensation to registered representatives who sell shares of a Portfolio. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Portfolio and/or other Alliance Mutual Funds, as defined below, during a specific period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performance, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amounts in lieu of such payments.

Alternative Purchase Arrangements

          Each Portfolio issues three classes of shares: Class A shares are sold to investors choosing the initial sales charge alternative, Class B shares are sold to investors choosing the deferred sales charge alternative and Class C shares are sold to investors choosing the asset-based sales charge alternative. The three classes of shares each represent an interest in the same portfolio of investments of each Portfolio, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B shares bear the expense of the contingent deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee and, in the case of Class B shares, higher transfer agency costs, (iii) each class has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid which relates to a specific class and other matters for which separate class voting is appropriate under applicable law, provided that, if each Portfolio submits to a vote of both the Class A shareholders and the Class B shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the Class A shareholders and the Class B shareholders will vote separately by Class, and (iv) only the Class B shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

          The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Portfolio, the accumulated distribution services fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services fee on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 for Class B shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason the Principal Underwriter will reject any order for more than $5,000,000 for Class C shares.

          Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

          Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, in the case of Class B shares, being subject to a contingent deferred sales charge for a three-year period. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

          Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the three-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

          The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B and Class C shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the Act and state laws, will seek to ensure that no such conflict arises.

          During the Fund's fiscal years ended October 31, 1993, 1994 and 1995, the aggregate amount of underwriting commission payable with respect to shares of the National Portfolio were $7,213,335 and $3,999,376 and $1,076,847 the Insured National
Portfolio were $1,079,397, $880,897 and $517,715; the New York
Portfolio were $3,800,952, $2,183,874 and $632,625; the California
Portfolio were $12,861,532, $6,376,539 and $1,481,582; and the
Insured California Portfolio were $1,856,264, $898,670 and $507,946; of that amount, the Principal Underwriter, received the amounts of $430,291, $148,447 and $53,831 for the National Portfolio; $63,222, $35,669 and $24,091 for the Insured National Portfolio; $222,133, $74,564 and $25,809 for the New York Portfolio; $800,425, $214,705 and $62,269 for the California Portfolio; and $17,560, $34,685 and $23,459 for the Insured California Portfolio; representing that portion of the sales charges paid on shares of each Portfolio of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the fiscal year ended October 31, 1995, the Principal Underwriter received in contingent deferred sales charges with respect to Class B redemptions $541,300, for the National Portfolio, $117,707, for the Insured National Portfolio, $466,603, for the California Portfolio, $61,832, for the Insured California Portfolio and $186,889 for the New York Portfolio.

Initial Sales Charge Alternative--Class A Shares

          The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                       Initial Sale Charge

                                                    Discount or
                                                    Commission
                                       As % of      to Dealers
                         As % of       the          or Agents
                         Net           Public       As % of
Amount of                Amount        Offering     Offering
Purchase                 Invested      Price        Price
________                 ________      ________     ___________

Less than
   $100,000. . .            4.44%        4.25%         4.00%
$100,000 but
less than
    250,000. . .            3.36         3.25          3.00
250,000 but
    less than
    500,000. . .            2.30         2.25          2.00
500,000 but
    less than
    1,000,000. . .          1.78         1.75          1.50

____________________
*There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, and such charge will be applied to redemptions of shares by shareholders who hold both Class A and Class B shares, as described below under "Deferred Sales Charge Alternative--Class B Shares." Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling Class A Shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, or (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge. Each Portfolio receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. The Principal Underwriter may, however, elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.

         Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares of the Portfolio aggregating less than $100,000 subject to the schedule of sales charges set forth above for each Portfolio at a price based upon the net asset value of Class A shares of the Portfolio on October 31, 1995.

          National Portfolio

               Net Asset Value per Share at
                    October 31, 1995                   $10.45

               Per Share Sales Charge - 4.25%
                    of offering price (4.44% of
                    net asset value per share)         $  .46
                                                       ______

               Per Share Offering Price to
                    the Public                         $10.91
                                                       ======

          Insured National Portfolio

               Net Asset Value per Share at
                    October 31, 1995                   $10.07

               Per Share Sales Charge - 4.25%
                    of offering price (4.44% of
                    net asset value per share)         $  .45
                                                       ______

               Per Share Offering Price to
                    the Public                         $10.52
                                                       =======

          New York Portfolio

               Net Asset Value per Share at
                     October 31, 1995                  $9.62

               Per Share Sales Charge - 4.25%
                    of offering price (4.44% of
                    net asset value per share)         $ .43
                                                       _____

               Per Share Offering Price to
                    the Public                         $10.05
                                                       ======


          California Portfolio

               Net Asset Value per Share at
                      October 31, 1995                 $10.45

               Per Share Sales Charge - 4.25%
                    of offering price (4.44% of
                    net asset value per share)         $  .46
                                                       ______

               Per Share Offering Price to
                    the Public                         $10.91
                                                       ======

          Insured California Portfolio

               Net Asset Value per Share at
                    October 31, 1995                   $13.32

               Per Share Sales Charge - 4.25%
                    of offering price (4.44% of
                    net asset value per share)         $  .59
                                                       ______

               Per Share Offering Price to
                    the Public                         $13.91
                                                       ======

         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but subject in most cases to a contingent deferred sales charge, or (ii) a reduced initial sales charge. The circumstances under which an investor may pay a reduced initial sales charge or no initial sales charge are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of a Portfolio into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of a Portfolio for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
The Alliance Fund, Inc.

Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -U.S. Government Portfolio
Alliance Counterpoint Fund
Alliance Developing Markets Fund, Inc.
Alliance Global Dollar Government Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Income Builder Fund, Inc.
Alliance International Fund
Alliance Mortgage Securities Income Fund, Inc.
Alliance Mortgage Strategy Trust, Inc.
Alliance Money Market Fund
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Short-Term Multi-Market Trust, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance World Income Trust, Inc.
Alliance Worldwide Privization Fund,Inc.
The Alliance Portfolios
-Alliance Growth Fund
-Alliance Conservative Investors Fund
-Alliance Growth Investors Fund
-Alliance Strategic Balanced Fund
-Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services,

Inc. at the address or the "Literature" telephone number shown on the front cover of this Statement of Additional Information.

         Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Portfolio may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

         (i)  the investor's current purchase;

        (ii) the net asset value (at the close of business on the previous day) of (a) all Class A, Class B and Class C shares of a Portfolio held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

       (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of a Portfolio worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced initial sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B and/or Class C shares) of a Portfolio or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of a Portfolio or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during


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

which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of a Portfolio, the investor and the investor's spouse each purchase shares of a Portfolio worth $20,000 (for a total of $40,000), it will be necessary to invest only a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% initial sales charge on the total amount being invested (the initial sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher initial sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the initial sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the initial sales charge will be used to purchase additional shares of the Fund subject to the rate of the initial sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of a Portfolio should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Portfolios or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following


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

such a plan's initial purchase. The initial sales charge applicable to such initial purchase of shares of the Portfolios will be that normally applicable, under the schedule of the initial sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period and (ii) the total purchase previously made during the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A shares of a Portfolio to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Portfolio at net asset value without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for Federal tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of a Portfolio. The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in a Portfolio to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. Each Portfolio may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without any contingent deferred sales charge to certain categories of investors including: (i) investment advisory clients of the Adviser or its affiliates; (ii) officers and present or former Directors or Trustees of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present retired full-time employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers and directors of ACMC, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; (iv) persons participating in a fee based program, sponsored and maintained by a registered broker-dealer and approved by the Principal Underwriter, pursuant to which persons pay an asset-based fee to such or its affiliate or agent, for services in the nature of investment advisory or administrative services and (v) persons who establish to the Principal Underwriter's satisfaction that they are investing, within such time period as may be designated by the Principal Underwriter, proceeds of redemption of share of such other registered investment companies as may be designated from time to time by the Principal Underwriter.

Deferred Sales Charge Alternative--Class B Shares

         Investors choosing the deferred sales charge alternative purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to a Portfolio in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables a Portfolio to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares which are redeemed within three years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price.

In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

          Contingent Deferred
          Sales Charge as a %
          of Dollar Amount
         Year Since Purchase                   Subject to Charge
          ___________________                  _________________

              First                                  3.0%
              Second                                 2.0%
              Third                                  1.0%
              Fourth                                 None

         In determining the contingent deferred sales charge applicable to a redemption, it will be assumed that the redemption is first of any shares in the shareholder's Portfolio account that are not subject to a contingent deferred sales charge, second of Class B shares held for over three years and third of Class A shares held shortest during the one-year period during which such shares are subject to the sales charge. When Class B shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge schedule will be the schedule that applied to Class B shares of the Alliance Mutual Fund originally purchased by the shareholder at the time of their purchase.

         The contingent deferred sales charges on Class A and Class B shares are waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2 or (iii) that had been purchased by present or former Directors or Trustees of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services - Systematic Withdrawal Plan" below).

         Conversion Feature. At the end of the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee and transfer agency costs with respect to Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code, and (ii) the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Asset-Based Sales Charge Alternative--Class C Shares

         Investors choosing the asset-based sales charge alternative purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or upon redemption. Class C shares are sold without an initial sales charge so that each Portfolio will receive the full amount of the investor's purchase payment and without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables each Portfolio to sell Class C shares without either an initial or contingent deferred sales charge. Class C shares do not convert to any other class of shares of the Portfolio and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

________________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Share--How to Sell Shares."

Redemption

         Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares of each Portfolio tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A shares or Class B shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Securities and Exchange Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A shares and Class B shares will reflect the deduction of the contingent deferred sales charge, if any. Payment (either in cash or in portfolio securities) received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of a Portfolio for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an institution that is an "eligible guarantor" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer, once in any 30 day period, of shares for which no stock certificates have been issued can also be made by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. A telephone redemption request may not exceed $100,000, and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption By Check. Except as noted below, each Fund shareholder is eligible to request redemption by check, once in any 30-day period, of Portfolio shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000 per check. Proceeds of such redemptions are remitted by check to the shareholder's address of record. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc., or by checking the appropriate box on the Subscription Application found in the Prospectus.

         General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

         To redeem shares of a Portfolio represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

Repurchase

         The Fund may repurchase shares through the Principal Underwriter or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A shares and Class B shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. If the selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of a Portfolio to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A shares and Class B shares). Normally, if shares of a Portfolio are offered through a selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of a Portfolio as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days, Shareholders will receive 60 days written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

________________________________________________________________

                      SHAREHOLDER SERVICES
________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares --Shareholder Services."

Shareholder Services Applicable to All Three Classes
Automatic Investment Program

         Investors may purchase shares of a Portfolio through an automatic investment program utilizing "pre-authorized check" drafts drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. Drafts may be made in paper form or, if the investor's bank is a member of the NACHA, in electronic form. If made in paper form, the draft is normally made on the 20th day of each month, or the next business day thereafter. If made in electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

         Class A shareholders of a Portfolio can exchange their Class A shares for Class A shares of any other Alliance Mutual Fund that offers Class A shares and for shares of Alliance World Income Trust, Inc. without the payment of any sales or service charges. For purposes of applying applicable contingent deferred sales charge upon the newly acquired Class A shares, the period of time the Class A shares surrendered in the exchange have been held is added to the period of time the newly acquired shares have been held. Prospectuses for each Alliance Mutual Fund may be obtained by contacting Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information or by telephone at (800) 227-4618 or, in Illinois,
(800) 227-4170.

         Class B shareholders of a Portfolio can exchange their Class B shares ("original Class B shares") for Class B shares of any other Alliance Mutual Fund that offers Class B shares ("new Class B shares") without the payment of any contingent deferred sales or service charges. For purposes of computing both the time remaining before the new Class B shares convert to Class A shares of that fund and the contingent deferred sales charge payable upon disposition of the new Class B shares, the period of time for which the original Class B shares have been held is added to the period of time for which the new Class B shares have been held. After an exchange, new Class B shares will automatically convert into Class A shares in accordance with the conversion schedule applicable to the Alliance Mutual Fund Class B shares originally purchased for cash, and when redemption occurs, the contingent deferred sales charge schedule applicable to the Class B shares originally purchased for cash is applied.

         Class C shareholders of a Portfolio can exchange their Class C shares for Class C shares of any other Alliance Mutual
Fund that offers Class C shares.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for Federal income tax purposes.

         Each Portfolio shareholder, and the shareholder's selected dealer or agent, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc., receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day.

         Neither the Alliance Funds nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Funds being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Dividend Direction Plan

         A shareholder who already maintains, in addition to his or her Class A, Class B or Class C Portfolio account, a Class A, Class B or Class C account(s) with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on his or her Class A, Class B or Class C Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

Systematic Withdrawal Plan

         General. Any shareholder who owns or purchases shares of a Portfolio having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Portfolio automatically reinvested in additional shares of such Portfolio.

         Shares of a Portfolio owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such withdrawal payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. See "Dividends, Distributions and Taxes -- Sales and Redemptions." Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a shareholder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Portfolio should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Portfolio shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the cover of this Statement of Additional Information.

         Class B CDSC Waiver for Shares Acquired After
July 1, 1995. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B shares in a shareholder's account acquired after July 1, 1995 may be redeemed free of any contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward these limitations. Remaining Class B shares acquired after July 1, 1995 that are held the longest will be redeemed next. Redemptions of Class B shares acquired after July 1, 1995 in excess of the foregoing limitations and redemptions of Class B shares acquired before July 1, 1995 will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

         Each shareholder of a Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a monthly cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

Shareholder Services Applicable to
Class A and Class C Shareholders Only

Checkwriting

         A new Class A or Class C investor may fill out the Signature Card which is included in the Prospectus to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of a Portfolio redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the net asset value of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Portfolio account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

         When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the net asset value next determined, a sufficient number of full and fractional shares of a Portfolio in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Cancelled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

________________________________________________________________

                         NET ASSET VALUE
________________________________________________________________

         The per share net asset value of each Portfolio is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of trading on the Exchange (currently 4:00 p.m.) following receipt of a purchase or redemption order by the Fund, on each Fund business day on which such an order is received and trading in the types of securities in which the Portfolio invests might materially affect the value of the Portfolio's shares, by dividing the value of the Portfolio's total assets less its liabilities, by the total number of its shares then outstanding.

         For purposes of this computation, portfolio securities that are actively traded in the over-the counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Options will be valued at market value or fair value if no market exists.
Futures contracts will be valued in a like manner, except that open futures contracts sales will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted asked price. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. However, readily marketable fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Fund to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and
any developments related to specific securities.   U.S.
Government Securities and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Fund's Board of Directors determines that this method does not represent fair value).

________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
________________________________________________________________

General

         Each Portfolio of the Fund qualified for the fiscal year ended October 31, 1995 and intends to qualify in the future for tax treatment as a "regulated investment company" under the Code. Such qualification relieves a Portfolio of Federal income tax liability on the part of its net investment company taxable income and net realized capital gains which it timely distributes to its shareholders. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements each Portfolio must meet to qualify for such treatment.

         Until the Directors otherwise determine, each income dividend and capital gains distribution, if any, declared by the Fund on the outstanding shares of a Portfolio will, at the election of each shareholder of the Portfolio, be paid in cash or reinvested in additional full and fractional shares of the Portfolio. An election to receive dividends and distributions in cash or shares is made at the time the shares are initially purchased and may be changed by written notification to the Fund at least 30 days prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

         Capital gains realized by a Portfolio during the Fund's fiscal year will be distributed; however the Fund may retain any long-term capital gains realized by the Portfolio if this is determined by the Directors to be in the best interests of the Portfolio. Dividends paid by a Portfolio, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

         The information set forth in the Prospectus and the following discussion relates generally to Federal income taxes on dividends and distributions by each Portfolio of the Fund and assumes that each Portfolio of the Fund qualifies to be taxed as a regulated investment company. Investors should consult their own tax counsel with respect to the specific tax consequences of their being shareholders of a Portfolio, including the effect and applicability of Federal, state, and local tax laws to their own particular situation and the possible effects of changes therein.

         Each Portfolio intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% Federal excise tax imposed on certain undistributed income of regulated investment companies. For Federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as having been distributed by the Portfolio, and will be taxable to these shareholders, for the year declared, and not for the subsequent calendar year in which the shareholders actually receive the dividend.

         For shareholders' Federal income tax purposes, distributions to shareholders out of tax-exempt interest income earned by each Portfolio of the Fund are not subject to Federal income tax if, at the close of each quarter of such Portfolio's taxable year, at least 50% of the value of such Portfolio's total assets consists of tax-exempt obligations. Each Portfolio intends to meet this requirement. Insurance proceeds received by a Portfolio under any insurance policies in respect of scheduled interest payments on defaulted municipal securities, as described herein, will be excludable from gross income in the same manner as interest payments from the insured municipal securities, and consequently such insurance proceeds may be included in exempt-interest dividends which are designated and paid by the Fund.

         Each Portfolio generally will be required to withhold tax at the rate of 31% with respect to dividends of net ordinary income and net realized capital gains payable to a noncorporate shareholder unless the shareholder certifies on his subscription application that the social security or taxpayer identification number provided is correct and that the shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding.

United States Federal Income Taxation of the Portfolios

         The following discussion relates to certain significant United States Federal income tax consequences to the Portfolios with respect to the determination of their "investment company taxable income" each year. This discussion assumes that each Portfolio will be taxed as a regulated investment company for each of its taxable years.

         Options and Futures Contracts. Certain listed options and regulated futures contracts are considered "section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by a Portfolio at the end of each taxable year will be "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Portfolio on section 1256 contracts will generally be considered 60% long-term and 40% short-term capital gain or loss. A Portfolio can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

         With respect to over-the-counter options, gain or loss realized by a Portfolio upon the lapse or sale of such options held by the Portfolio will be either long-term or short-term capital gain or loss depending upon the Portfolio's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Portfolio will be treated as short-term capital gain or loss. In general, if a Portfolio exercises an option, or an option that the Portfolio has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

         Tax Straddles. Any option, futures contract, interest rate swap, cap or floor, or other position entered into or held by a Portfolio in conjunction with any other position held by such Portfolio may constitute a "straddle" for Federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of a Portfolio's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that such Portfolio has unrealized gains with respect to the other position in such straddle; (ii) such Portfolio's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Portfolio which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Portfolio all of the offsetting positions of which consist of section 1256 contracts.

         Zero Coupon Municipal Securities. Under current federal income tax law, a Portfolio will include in its net investment income as interest each year, in addition to stated interest received on obligations held by the Portfolio, tax-exempt interest income attributable to the Portfolio from holding zero coupon municipal securities. Current federal income tax law requires that a holder (such as a Portfolio) of a zero coupon municipal security accrue as income each year a portion of the original issue discount (i.e., the amount equal to the excess of the stated redemption price of the security at maturity over its issue price) attributable to such obligation even though the Portfolio does not receive interest payments in cash on the security during the year which reflect the accrued discount. As a result of the above rules, in order to make the distributions necessary for a Portfolio not to be subject to federal income or excise taxes, a Portfolio may be required to pay out as an income distribution each year an amount greater than the total amount of cash which the Portfolio has actually received as interest during the year. Such distributions will be made from the cash assets of the Portfolio, from borrowings or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. A Portfolio may realize a gain or loss from such sales. In the event a Portfolio realizes capital gains from such sales, its shareholders may receive larger distributions than they would receive in the absence of such sales.

________________________________________________________________

                     PORTFOLIO TRANSACTIONS

________________________________________________________________

         Subject to the general supervision of the Directors of the Fund, the Adviser makes the investment decisions and places the orders for portfolio securities for each of the Fund's Portfolios and determines the broker or dealer to be used in each specific transaction. Most transactions for the Fund's Portfolios, including transactions in listed securities, are executed in the over-the-counter market by approximately fifteen
(15) principal market maker dealers with whom the Adviser maintains regular contact. Most transactions made by the Fund will be principal transactions at net prices and the Fund will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a Portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

         The Fund has no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, the Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may consider sales of shares of the Fund as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

         No transactions for the Fund's Portfolios are executed through any broker or dealer affiliated with the Fund's Adviser, Alliance Capital Management L.P., or with Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Adviser. During the fiscal years ended October 31, 1993, 1994 and 1995 the Fund incurred no brokerage commissions.

________________________________________________________________

                       GENERAL INFORMATION
________________________________________________________________

Capitalization

         The authorized capital stock of the Fund consists solely of 950,000,000 shares of Common Stock having a par value of $.001 per share, of which 250,000,000 shares are presently designated for each of the Insured National and National Portfolios and 150,000,000 shares are presently designated for each of the California, Insured California and New York Portfolios. Shares issued are fully paid and non-assessable. All shares of each Portfolio participate equally in dividends and distributions from that Portfolio, including any distributions in the event of a liquidation. Each share of a Portfolio is entitled to one vote for all purposes. Shares of all series vote for the election of Directors and on any other matter that affects all Portfolios in substantially the same manner as a single series, except as otherwise required by law. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio vote as a separate series. There are no conversion or pre-emptive rights in connection with any shares of the Fund. Since voting rights are noncumulative, holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors. Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in Section 16(c) of the Act and in the Fund's By-Laws, will be available to shareholders of the Fund. All shares of the Fund when duly issued will be fully paid and non-assessable. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

         An order has been received from the Securities and Exchange Commission permitting the issuance and sale of three classes of shares representing interests in a Portfolio. The issuance and sale of any additional classes will require an additional order from the Commission. There is no assurance that such exemptive relief would be granted.

         The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of another series would be governed by the Act and Maryland law.

         At January 12, 1996, there were outstanding 205,135,269 voting shares of common stock of the Fund, including 32,038,960 Class A shares of the National Portfolio 25,592,616 Class B shares and 10,035,492 Class C shares, 16,106,651 Class A shares of the Insured National Portfolio 5,844,815 Class B shares and 2,190,173 Class C shares, 18,858,529 Class A shares of the New York Portfolio 9,874,677 Class B shares and 5,795,760 Class C shares, 45,383,432 Class A shares of the California Portfolio 15,865,814 Class B shares and 8,407,953 Class C shares and 7,791,411 Class A shares of the Insured California Portfolio 2,287,082 Class B shares and 1,063,904 Class C shares. The following is a list of all persons who owned of record or beneficially 5% or more of each class or shares of each Portfolio at January 12, 1996.

                        No. of     % of        % of       % of
Name and Address        Shares     Class A     Class B    Class C

                       National Portfolio

Merrill Lynch           1,846,856    5.76         --         --
Mutual Fund Operations
4800 Deer Lake Dr. East
Jacksonville, FL  32246

                        2,568,724      --       10.89        --

                        5,264,530      --         --       52.44

                   Insured National Portfolio


Merrill Lynch            483,490       --       8.27         --
Mutual Fund Operations
4800 Deer Lake Dr. East
Jacksonville, FL  32246

                         1,438,990     --         --       65.70

                        No. of     % of        % of       % of
Name and Address        Shares     Class A     Class B    Class C
________________        ______     _______     _______    _______

                      California Portfolio

Merrill Lynch           6,260,837    13.80        --         --
Mutual Fund Operations
4800 Deer Lake Dr. East
Jacksonville, FL  32246

                        3,534,665      --       22.20        --

                        5,480,796      --         --       65.19




                  Insured California Portfolio

Merrill Lynch           484,547      6.22         --         --
Mutual Fund Operations
4800 Deer Lake Dr. East
Jacksonville, FL  32246

                        602,708        --       26.35        --

The Berton Living Trust 74,718         --         --       7.02
Peter A. Berton
320 South Rodeo Drive
Beverly Hills, CA 90212

Prudential Securities   53,609         --         --       5.04
Raken C. Gupta
FBO Supta Family
Living Trust
Hemet, CA  92544

                        No. of     % of        % of       % of
Name and Address        Shares     Class A     Class B    Class C

                       New York Portfolio

BHC Securities          1,524,987    8.09         --         --
Trade House Account
100 N. 20th Street
Philadelphia, PA  19103


Merrill Lynch           1,916,208      --       19.41        --
Mutual Fund Operations
4800 Deer Lake Dr. East
Jacksonville, FL  32246

                        2,018,009      --         --       35.19

Custodian

         State Street Bank and Trust Company, 225 Franklin
Street, Boston, Massachusetts 02110, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter

         Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's Principal Underwriter, and as such may solicit orders from the public to purchase shares of the Fund. Under the Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the distributors, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

Counsel

         Legal matters in connection with the issuance of the shares offered hereby are passed upon by Seward & Kissel, One Battery Park Plaza, New York, New York 10004. Seward & Kissel has relied upon the opinion of Venable, Baetjer and Howard LLP, 1800 Mercantile Bank & Trust Building, 2 Hopkins Plaza, Baltimore, Maryland 21201, for matters relating to Maryland law.

Independent Auditors

         Ernst & Young LLP, 787 Seventh Avenue, New York, New
York 10019, have been appointed as independent auditors for the Fund.

Yield and Total Return Quotations

         From time to time a Portfolio states its "yield," "actual distribution rate" and "total return." Computed separately for each class, a Portfolio's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Securities and Exchange Commission which provides for compounding on a semi-annual basis. A Portfolio may advertise a "taxable equivalent yield" that is calculated by assuming that net investment income per share is increased by an amount sufficient to offset the benefit of tax exemptions at the stated income tax rate. For example, under 1995 federal individual income tax rates and assuming that there are no applicable state income taxes, a tax-exempt yield of 5% would equal a tax equivalent yield of 6.94% (28% tax bracket), 7.25% (31% tax bracket), 7.81% (36% tax bracket), and 8.28%
(39.6% tax bracket), respectively; 6% would equal 8.33% (28% tax bracket), 8.70% (31% tax bracket), 9.38% (36% tax bracket) and 9.93% (39.6% tax bracket), respectively; and 7% would equal 9.72% (28% tax bracket), 10.14% (31% tax bracket), 10.94% (36% tax bracket), and 11.59% (39.6% tax bracket), respectively. A Portfolio's "actual distribution rate," which may be stated in sales literature, is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is compounded separately for Class A, Class B and Class C shares. Computed separately for each class, a Portfolio's "total return" is its average annual compounded total return for recent one year, five year and ten year periods (or the period since the Portfolio's inception). A Portfolio's total return for such a period is computed by finding, through the use of a formula prescribed by the Securities and Exchange Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Portfolio are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of such Portfolio's shares is assumed to have been paid.

         The yield for the month ended October 31, 1995 for the Insured National Portfolio was 4.71% for the Class A shares, 4.21% for the Class B shares and 4.22% for Class C shares; for the National Portfolio, 5.31% for the Class A shares, 4.83% for Class B shares and 4.84% for Class C shares; for the New York Portfolio, 5.47% for the Class A shares, 5.01% for Class B shares and 5.02% for Class C shares; for the California Portfolio, 5.53% for the Class A shares, 5.07% for Class B shares and 5.07% for Class C shares; and for the Insured California Portfolio, 4.91% for the Class A shares, 4.42% for Class B shares and 4.43% for Class C shares. The tax equivalent yield for such period for the Insured National Portfolio was 7.70% for the Class A shares, 6.88% for Class B shares and 6.90% for Class C shares; for the National Portfolio, 8.64% for the Class A shares, 7.86% for Class B shares and 7.88% for Class C shares; for the New York Portfolio, 9.72% for the Class A shares, 8.90% for Class B shares and 8.92% for Class C shares; computed without taking into account the effects New York City income taxes, and 10.55%, 9.67% and 9.69% for Class A, B and C shares, respectively, computed assuming the effects of New York City income taxes; for the California Portfolio, 10.24% for the Class A shares, 9.39% for Class B shares and 9.39% for Class C shares; and for the Insured California Portfolio, 9.02% for Class A shares, 8.12% for Class B shares and 8.14% for Class C shares. The tax equivalent yield calculations assume that the taxpayer is an individual in the highest federal and state (and, if applicable, New York City) income tax bracket, who is not subject to federal or state alternative minimum taxes and who is able to fully deduct state (and, if applicable, New York City) taxes in computing federal taxable income. The tax rates used in these calculations were: federal--39.6%, New York State--7.594%, New York City--4.46% and California--11%. The tax equivalent yield is computed by dividing that portion of the yield of a Portfolio that is tax-exempt by one minus the applicable marginal income tax rate (39.6% in the case of the National and the Insured National Portfolios; the combined effective federal and state (and, if applicable, New York City) marginal income tax rates in the case of the New York, California, and Insured California Portfolios) and adding the quotient to that portion, if any, of the yield of the Portfolio that is not tax-exempt. The actual distribution rate for the Insured National Portfolio was 4.92% for the Class A shares, 4.49% for Class B shares and 4.49% for Class C shares; for the National Portfolio, 5.30% for the Class A shares, 4.87% for Class B shares and 4.88% for Class C shares; for the New York Portfolio, 5.44% for the Class A shares, 4.94% for Class B shares and 4.94% for Class C shares; for the California Portfolio, 5.36% for Class A shares, 4.86% for Class B shares and 4.86% for Class C shares and for the Insured California Portfolio, 4.87% for Class A shares, 4.32% for Class B shares and 4.32% for Class C shares. The average annual total return for the one-year period ended October 31, 1995 for the Class A shares of the Insured

National Portfolio was 18.72%; for the National Portfolio, 17.73%; for the New York Portfolio, 17.10%; for the California Portfolio, 17.55% and for the Insured California Portfolio, 19.29%. The average annual total return for the one-year period ended October 31, 1995 was for Class B shares of the Insured National Portfolio was 17.91%; for the National Portfolio, 16.91%; for the New York Portfolio, 16.19%; for the California Portfolio, 16.64% and for the Insured California Portfolio, 18.35%. The average annual total return for the one-year period ended October 31, 1995 for Class C shares of the Insured National Portfolio was 17.91%; for the National Portfolio, 16.93%; for the New York Portfolio, 16.19%; for the California Portfolio, 16.64% and for the Insured California Portfolio, 18.35%. For the five-year period ended October 31, 1995 and the period since inception to October 31, 1995, the average annual total return for Class A shares of the Insured National Portfolio was 8.71% and 7.81%; for Class A shares of the National Portfolio, 9.04% and 8.34%; for Class A shares of the New York Portfolio, 8.73% and 7.20%; for Class A shares of the California Portfolio, 8.45% and 8.10%; and for Class A shares of the Insured California Portfolio, 8.37% and 8.09%.

         A Portfolio's yield and total return are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities held by such Portfolio, its average portfolio maturity and its expenses. Yield and total return information is useful in reviewing a Portfolio's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in a Portfolio is not fixed and will fluctuate in response to prevailing market conditions.

         Advertisements quoting performance ratings of the Portfolios as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. and advertisements presenting the historical record of payments of income dividends by the Portfolios may also from time to time be sent to investors or placed in newspapers, magazines such as Barrons, Business Week, Changing Times, Forbes, Investor's Daily, Money Magazine, The New York Times and The Wall Street Journal or other media on behalf of the Fund.

         The Morningstar ratings and the Lipper rankings may be used in advertisements and sales literature relating to such Portfolios.

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Securities and Exchange Commission or may be examined, without charge, at the offices of the Securities and Exchange Commission in Washington, D.C.








































                               111
00250011.AF7

NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1995                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD &                                          PRINCIPAL
POOR'S                                               AMOUNT
RATINGS+                                              (000)         VALUE
---------------------------------------------------------------------------
       MUNICIPAL BONDS-99.6%
       LONG TERM MUNICIPAL BONDS-99.0%
       ALASKA-0.9%
AAA    Alaska International Arpt
       MBIA Ser 1 AMT
       5.50%, 10/01/15                               $ 6,500    $ 6,271,070

       ARIZONA-3.5%
AAA    Mohave Cnty IDA
       Util Rev (Citizen's Util) Ser 93B AMT
       5.80%, 11/15/28                                 2,000      1,982,500
AA     Mohave Cnty IDA
       (Cargill/No Star Steel Proj) Ser 95A AMT
       6.70%, 3/01/20                                 10,240     10,821,939
BBB    Navajo Cnty PCR
       (Arizona Pub Serv) Ser A
       5.875%, 8/15/28                                 3,640      3,504,119
AA+    Phoenix Civic Plaza
       Bldg Corp Ser 94 (Senior Lien Excise Tax)
       6.00%, 7/01/12                                  3,720      3,874,268
AA     Phoenix IDA
       MFHR (Woodstone & Silver Springs)
       6.25%, 4/01/23                                  2,715      2,751,381
AA     Salt River Proj
       (Agri Imp & Pwr Dist Elec Sys)
       5.75%, 1/01/19                                  1,700      1,700,714
                                                                 24,634,921

       CALIFORNIA-14.8%
A+     California HFA
       MFHR (Multi-Unit Rental Hsg) Ser 92A AMT
       6.50%, 2/01/14                                  4,865      4,976,214
A      California Poll Ctl Fin Auth
       PCR (Pacific Gas & Elec) Ser 92A AMT
       6.625%, 6/01/09                                 5,350      5,740,710
A      California Poll Ctl Fin Auth
       PCR (Pacific Gas & Elec) Ser 93A AMT
       5.875%, 6/01/23                                48,345     47,024,215
A+     California Poll Ctl Fin Auth
       PCR (San Diego Gas & Elec) Ser 93A-C AMT
       5.85%, 6/01/21                                 35,335     35,147,371
AA-    Long Beach Harbor Rev
       Ser 93 AMT
       5.125%, 5/15/18                                12,000     10,848,600
                                                                103,737,110

       COLORADO-9.7%
NR     Arapahoe Cnty
       Public Highway Auth
       7.00%, 8/31/26                                  7,000      7,394,310
AAA    Denver City & Cnty
       (Arpt System Rev) MBIA Ser 91D AMT
       Zero coupon, 11/15/04                          13,140      8,242,328
       7.75%, 11/15/21                                17,435     19,821,503
AAA    Denver City & Cnty
       (Arpt System Rev) MBIA Ser 92B AMT
       7.25%, 11/15/23                                 6,375      7,105,320
AAA    Denver City & Cnty
       (Arpt System Rev) Ser 91A AMT
       Zero coupon, 11/15/02                           7,015      4,929,370
BB     Denver City & Cnty
       Arpt Auth (United Airlines) Ser 92A AMT
       6.875%, 10/01/32                               20,000     20,310,600
                                                                 67,803,431

       DISTRICT OF COLUMBIA-0.7%
AAA    Metro Wash Arpt Auth
       Arpt Rev MBIA Ser 94A AMT
       5.75%, 10/01/20                                 4,835      4,734,480

       FLORIDA-5.8%
AAA    Dade Cnty Arpt Rev
       (Miami Int'l Arpt) MBIA Ser 95B AMT
       6.00%, 10/01/24                                 5,650      5,716,783
BBB    Escambia Cnty PCR
       (Champion Int'l Corp) Ser 94
       6.90%, 8/01/22                                  2,020      2,137,564
AAA    Florida HFA
       SFMR (Home Mtg) Ser 95A AMT
       6.65%, 7/01/24                                  4,300      4,492,511
AAA    Florida HFA
       SFMR (Mtg Hsg Fin Agy Rev) Ser 94B AMT
       6.65%, 7/01/26                                  4,855      5,065,367


6



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD &                                          PRINCIPAL
POOR'S                                               AMOUNT
RATINGS+                                              (000)         VALUE
---------------------------------------------------------------------------
AAA    Hillsborough Cnty Aviation
       Arpt Rev (Tampa Int'l) FGIC Ser 93D AMT
       5.40%, 10/01/13                               $ 2,960    $ 2,860,958
BBB+   Lake Cnty Res Rec
       (NRG Recovery Grp) Ser 93A AMT
       5.95%, 10/01/13                                 1,750      1,677,428
AA-    Orlando Util Comm
       (Wtr & Elec Sub Rev) Ser 93B
       5.60%, 10/01/17 (a)                            18,900     18,633,888
                                                                 40,584,499

       GEORGIA-4.8%
AAA    Atlanta Arpt Facilities Rev
       MBIA AMT
       Zero coupon, 1/01/10                           75,535     33,705,983

       INDIANA4.3%
AAA    Indiana Dev Fin Auth
       PCR (PSI Energy) MBIA Ser 93B AMT
       5.75%, 2/15/28                                 11,245     11,243,875
AAA    Indianapolis Arpt, Port & Marina
       AMT MBIA
       5.875%, 1/01/13                                 6,000      6,035,280
AA     Warrick Cnty
       PCR (So Indiana Gas & Elec Co) Ser 93B AMT
       6.00%, 5/01/23                                 12,290     12,458,496
                                                                 29,737,651

       MARYLAND-0.2%
NR     Maryland Ind Dev Fin Auth Eco Dev
       (Med Waste Assoc) Ser 89 AMT
       8.75%, 11/15/10                                 1,475      1,545,092

       MASSACHUSETTS-3.1%
A+     Massachusetts Bay Trans Auth
       Ser 92C
       6.10%, 3/01/23                                  1,990      2,032,745
AAA    Massachusetts Ed Fin Auth
       Education Loan Rev AMBAC Ser 94E AMT
       6.00%, 1/01/12                                  4,730      4,755,400
A+     Massachusetts HFA
       SFMR Ser 40 AMT
       6.65%, 12/01/27                                 8,770      8,932,333
AA-    Massachusetts Wtr Pollution Abatement
       (South Essex Prog) Ser 94A
       6.375%, 2/01/15                                 2,735      2,882,964
A      Massachusetts Wtr Res Auth
       Ser 92B
       5.50%, 11/01/15                                 3,460      3,365,957
                                                                 21,969,399

       MICHIGAN-4.5%
AAA    Detroit Eco Dev Ctr
       Res Rec Rev FSA Ser 91A AMT
       6.875%, 5/01/09                                 3,765      4,041,200
BBB    Detroit GO
       Ser 93
       6.35%, 4/01/14                                  2,970      2,986,484
AAA    Kent Cnty GO Arpt Rev
       (Kent Cnty Int'l) Ser 95 AMT
       6.10%, 1/01/25                                  4,480      4,559,386
A1*    Michigan Hosp Fin Auth Hosp Rev
       (Crittenton Hosp) Ser 93A
       5.25%, 3/01/14                                  4,420      3,994,884
A      Michigan Hosp Fin Auth Hosp Rev
       (Detroit Med Ctr) Ser 93B
       5.50%, 8/15/23                                  5,250      4,791,203
A+     Michigan HDA
       MFHR (Rental Hsg) Ser 94B
       5.80%, 4/01/19                                  2,000      1,942,560
AA     Michigan Muni Bond Auth
       Revolving Fund Ser 93
       5.40%, 10/01/14                                 4,460      4,356,483
AAA    Wayne Cnty Arpt Rev
       (Detroit Metro) MBIA AMT
       5.50%, 12/01/21                                 5,000      4,728,800
                                                                 31,401,000


7



NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD &                                          PRINCIPAL
POOR'S                                               AMOUNT
RATINGS+                                              (000)         VALUE
---------------------------------------------------------------------------
       MINNESOTA-3.2%
A-     Bass Brook PCR
       (Minnesota Pwr & Light)
       6.00%, 7/01/22                                $ 1,400    $ 1,379,714
AA+    Duluth GO
       Arpt Lease Rev Ser 95C AMT
       6.25%, 8/01/14                                  4,200      4,370,436
A2*    Fairbault GO
       (Ind Sch Dist #656)
       6.20%, 6/01/12                                  1,730      1,804,615
AAA    Minneapolis GO
       SFMR (Home Ownership/Renovation)
       Ser 93 Stage III AMT
       5.70%, 12/01/23                                 5,375      5,087,437
AA+    Minnesota Hsg Fin
       Home Mortgage Ser 93-C2 AMT
       6.15%, 7/01/23                                  2,530      2,523,043
AA+    Rochester Hosp Rev
       (Mayo Med Ctr) Ser D
       6.25%, 11/15/21                                 1,300      1,349,894
BBB-   South St Paul Hosp Rev
       (Hlth East Proj) Ser 94
       6.75%, 11/01/09                                   800        831,456
A+     Southern Minnesota Muni Pwr Auth
       Pwr Supply System Ser 92A
       5.75%, 1/01/18                                  2,870      2,855,506
A      Western Minnesota Muni Pwr Auth
       Ser 87A
       5.50%, 1/01/15                                  2,190      2,116,854
                                                                 22,318,955

       NEBRASKA-1.6%
A      Nebraska Higher Ed
       Student Loan Rev Ser 93B AMT
       5.875%, 6/01/14                                11,705     11,477,572

       NEW JERSEY-2.4%
AAA    New Jersey Eco Dev Auth
       (Public Svc Elec & Gas) PCR
       MBIA Ser 94A AMT
       6.40%, 5/01/32                                  5,000      5,229,350
AAA    New Jersey Eco Dev Auth
       Wtr Fac (American Wtr Co.) FGIC AMT
       5.95%, 11/01/29                                $5,000     $4,999,950
AAA    New Jersey Eco Dev Auth
       Wtr Fac (Hackensack Wtr) MBIA Ser 94B AMT
       5.90%, 3/01/24                                  1,850      1,854,070
BBB    New Jersey Hlth Care Fac Fin Auth Hosp Rev
       (Englewood Hosp & Med Ctr) Ser 94
       6.75%, 7/01/24                                  1,000      1,029,740
A+     New Jersey Hsg & Mtg Fin Agy MFHR
       Ser 1 Section 8
       6.70%, 11/01/28                                 1,500      1,566,855
AAA    New Jersey Hsg & Mtg Fin Agy Rev
       SFMR (Home Buyer Rev) MBIA AMT
       6.35%, 10/01/27                                 1,800      1,829,952
                                                                 16,509,917

       NEW YORK-9.7%
BBB+   New York City GO
       Ser 93A
       6.25%, 8/01/18                                  6,000      6,047,460
BBB+   New York City GO
       Ser 95B
       7.25%, 8/15/19                                  6,000      6,485,700
BBB+   New York City GO
       Ser 95F
       6.625%, 2/15/14                                10,000     10,397,700
AAA    Niagara Frontier Trans Auth Arpt Rev
       (Gtr Buffalo Int'l) AMBAC Ser 94A AMT
       6.25%, 4/01/24                                  1,500      1,549,725
AAA    NYS Energy Res & Dev Auth Gas Fac
       (Brooklyn Union Gas) MBIA AMT
       5.60%, 6/01/25                                  4,000      3,849,000
AAA    NYS Energy Res & Dev Auth Gas Fac
       (Brooklyn Union Gas) MBIA Ser 91D AMT
       5.635%, 7/08/26 (a)                             6,000      5,697,900


8



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD &                                          PRINCIPAL
POOR'S                                               AMOUNT
RATINGS+                                              (000)         VALUE
---------------------------------------------------------------------------
AAA    NYS Energy Res & Dev Auth Solid Waste
       (NYS Elec & Gas) MBIA Ser 93A AMT
       5.70%, 12/01/28                               $25,050    $24,287,979
BBB    NYS Envir Fac Auth IDR
       (Occidental Petroleum) Ser 93A AMT
       5.70%, 9/01/28                                  2,450      2,253,192
Aa*    NYS Mtg Agy Rev
       (Homeowner Mtg) Ser 30-C1 AMT
       5.85%, 10/01/25                                 5,150      4,932,670
AAA    Port Auth of NY & NJ
       Cons (96th Ser) FGIC AMT
       6.60%, 10/01/23                                 2,250      2,388,847
                                                                 67,890,173

       OHIO-5.6%
Aaa*   Cincinnati Student Loan Funding Corp
       Ser 86A AMT
       5.50%, 12/01/01                                 3,000      3,057,180
AAA    Cleveland Arpt Rev
       (Cleveland Int'l) FGIC Ser 94A
       6.25%, 1/01/20                                  7,800      8,065,824
AAA    Columbus Arpt Rev
       (PT Columbus Int'l) MBIA Ser 94A
       6.25%, 1/01/24                                  4,000      4,139,440
A      Cuyahoga Cnty Hosp Rev
       (Meridia Hlth Sys) Ser 95
       6.25%, 8/15/24                                  2,500      2,584,000
AAA    Ohio Air Quality Dev Auth
       (JMG Funding/Ohio Pwr Co) AMBAC Ser 94B AMT
       6.375%, 4/01/29                                 7,850      8,172,007
Baa3*  Ohio Air Quality Dev Auth
       PCR (Columbus So Pwr) Ser 85B
       6.25%, 12/01/20                                 1,000      1,008,860
AA-    Ohio Air Quality Dev Auth
       PCR (Dayton Power & Light Proj) Ser 92B
       6.40%, 8/15/27                                  1,900      1,989,357
AA-    Ohio Turnpike Commission Turnpike Rev
       Ser 94A
       5.75%, 2/15/24                                  5,000      5,014,850
Aa3*   Toledo-Lucas Cnty
       Port Auth (Cargill Inc. Proj)
       5.90%, 12/01/15                                 5,000      5,054,350
                                                                 39,085,868

       PENNSYLVANIA-3.2%
AAA    Allegheny Cnty Arpt Rev
       (Gtr Pittsburgh Int'l) FGICSer 92B AMT
       6.625%, 1/01/22                                 2,500      2,617,450
A      Allegheny Cnty Hosp Rev
       (St. Francis) FHA Ser 88
       8.25%, 8/01/28                                  3,505      3,844,074
AAA    Pennsylvania Higher Ed Student Loan Rev
       Ser 88D AMT
       AMBAC 6.05%, 1/01/19                            5,435      5,521,851
AA     Pennsylvania Hsg Fin Agy
       SFMR (Home Mortgage) Ser 94-41B AMT
       6.65%, 4/01/25                                  3,000      3,095,220
AAA    Philadelphia Aprt Sys Rev
       Ser 95A AMT
       6.10%, 6/15/25                                  7,400      7,516,328
                                                                 22,594,923

       RHODE ISLAND-2.6%
AA+    Rhode Island Hsg & Mtg Fin Corp
       SFMR ( Home Ownership) Ser 91-8
       9.987%, 4/01/24                                 7,000      7,657,370
AA+    Rhode Island Hsg & Mtg Fin Corp
       SFMR (Home Ownership) Ser 92-7A AMT
       6.75%, 10/01/25                                10,000     10,254,600
                                                                 17,911,970

       SOUTH DAKOTA-1.6%
AA+    South Dakota HDA
       (Home Ownership) Ser 91D AMT
       6.25%, 5/01/26                                  1,440      1,446,120


9



NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD &                                          PRINCIPAL
POOR'S                                               AMOUNT
RATINGS+                                              (000)         VALUE
---------------------------------------------------------------------------
AA+    South Dakota HDA
       SFMR (Home Ownership Mtg) Ser 93II AMT
       6.15%, 5/01/26                                $ 9,600    $ 9,547,488
                                                                 10,993,608

       TENNESSEE-1.8%
BBB    Memphis Shelby Cnty Spec Fac
       (Federal Express) Ser 93 AMT
       6.20%, 7/01/14                                  8,000      8,103,520
A*     Volunteer Student Funding
       Educational Loan Rev
       Ser 93C AMT
       5.85%, 12/01/08                                 4,100      4,151,578
                                                                 12,255,098

       TEXAS-6.1%
BB+    Alliance Arpt Auth Fac Imp
       (American Airlines) Ser 90 AMT
       7.50%, 12/01/29                                21,690     22,966,240
BB+    Dallas-Ft. Worth Arpt Fac Imp
       (American Airlines) AMT
       7.25%, 11/01/30                                 3,715      3,902,496
BB+    Dallas-Ft. Worth Arpt Fac Imp
       (American Airlines) Ser 90 AMT
       7.50%, 11/01/25                                15,000     15,941,250
                                                                 42,809,986

       UTAH-2.1%
AAA    Emery Cnty
       PCR (Pacific Project) AMBAC AMT
       5.625%, 11/01/23                               11,400     10,912,764
Aaa*   Utah Board of Regents
       Student Loan Rev Ser 93 AMT
       5.90%, 11/01/13                                 3,600      3,552,876
                                                                 14,465,640

       VIRGINIA-4.2%
A-     Hampton Museum Rev
       Ser 94
       5.25%, 1/01/14                                  2,320      2,205,160
AA     Henrico Cnty IDR
       (Henrico Cnty Reg Jail)
       7.125%, 8/01/21                                 3,730      4,293,454
A-     Isle of Wight Cnty IDA
       Solid Waste (Union Camp Corp) Ser 94 AMT
       6.55%, 4/01/24                                  3,845      4,009,720
BBB+   Peninsula Port Auth Hlth Fac
       (Mary Immaculate Proj) Ser 94
       7.00%, 8/01/17                                  1,850      1,949,733
A1*    Prince William Cnty IDA
       Hosp Rev (Potomac Hosp Grp)
       6.75%, 10/01/15                                 1,910      2,005,615
AA     Richmond GO
       6.25%, 1/15/21                                  1,060      1,078,285
AAA    Richmond Redev & Hsg Auth
       MFHR (Jefferson)
       6.50%, 4/01/27                                  3,250      3,250,000
AA     Virginia Beach Hlth Care
       Hosp Rev (Sentara Bayside)
       6.30%, 11/01/21                                 1,000      1,030,970
A*     Virginia Ed Loan Auth
       (Student Loan Prog) Ser 93G AMT
       6.15%, 9/01/09                                  3,340      3,363,180
AA+    Virginia HDA
       SFMR (Commonwealth Mtg) Ser 93G AMT
       5.35%, 7/01/16                                  5,490      5,045,749
AA     Virginia Res Auth Swr Rev
       (Hopewell Fac) Ser 95A AMT
       6.00%, 10/01/25                                 1,355      1,371,016
                                                                 29,602,882

       WASHINGTON-2.6%
BBB    Pierce Cnty Eco Dev
       PCR (Occidental Petroleum) Ser 93 AMT
       5.80%, 9/01/29                                  6,755      6,170,220


10



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD &                                          PRINCIPAL
POOR'S                                               AMOUNT
RATINGS+                                              (000)         VALUE
---------------------------------------------------------------------------
BBB    Pilchuck Dev Pub Corp.Spec Fac
       (BF Goodrich) Ser 93 AMT
       6.00%, 8/01/23                                $12,250    $11,707,815
                                                                 17,878,035

       Total Long Term Municipal Bonds
       (cost $661,169,907)                                      691,919,263

       SHORT TERM MUNICIPAL NOTES-0.6%
       NEW YORK-0.1%
AAA    New York City Mun Wtr Fin Auth
       Wtr & Swr Sys Rev FGIC Ser 94C VRDN
       4.00%, 6/15/23                                    500        500,000

       OREGON-0.4%
A-1*   Port Morrow
       (Portland General Elec)
       VRDN LOC: The Industrial Bank of Japan
       4.05%, 10/01/13                                $3,000     $3,000,000

       TEXAS-0.1%
A-1+*  Gulf Coast Waste Disp Auth
       (Amoco Oil Co. Proj) Ser 94 AMT VRDN
       4.05%, 8/01/23 (b)                                500        500,000

       Total Short Term Municipal Notes
       (cost $4,000,000)                                          4,000,000

       TOTAL INVESTMENTS-99.6%
         (cost $665,169,907)                                    695,919,263
       Other assets less liabilities-0.4%                         2,816,814

       NET ASSETS-100%                                         $698,736,077


+   Unaudited.
*   Moody's or Fitch Rating.
(a) Inverse floater security-the interest rate is subject to change periodically.
    Airport Revenue Bonds represent 28% of net assets at October 31, 1995. See Glossary of Terms on page 21.
    See notes to financial statements.


11



INSURED NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1995                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD &                                          PRINCIPAL
POOR'S                                               AMOUNT
RATINGS+                                              (000)         VALUE
---------------------------------------------------------------------------
       MUNICIPAL BONDS-98.7%
       ALABAMA-7.8%
AAA    West Jefferson PCR
       (Alabama Power) MBIA Ser 93C
       6.05%, 5/01/23                                $19,000    $19,185,440

       ARIZONA-5.9%
AAA    Maricopa Cnty GO
       Chandler Sch Imp #80 FGIC Ser 95
       6.00%, 7/01/13                                  1,215      1,247,708
AAA    Maricopa Cnty GO
       Kyrene Elem Sch Imp #28 FGIC Ser 95B
       6.00%, 7/01/14                                  1,715      1,751,975
AAA    Maricopa Cnty GO
       Sch Dist #28 FGIC Ser 93C
       Zero coupon, 7/01/11                            6,000      2,530,200
AAA    Maricopa Cnty Hlth Fac
       (Samaritan Hlth) MBIA Ser 90A
       7.00%, 12/01/13                                   335        364,711
AAA    Pima Cnty Hosp
       (Tucson Med Ctr) MBIA Ser 93A
       5.00%, 4/01/15                                  1,185      1,093,518
AAA    Tempe IDR
       (Mtg-Quadrangles) FHA
       6.25%, 6/01/26                                  4,865      4,913,504
AAA    Tucson GO FGIC
       Zero coupon, 7/01/13                            3,800      1,410,712
AAA    Yavapai Cnty
       Humboldt Sch Imp #22 FGIC Ser 95A
       5.95%, 7/01/14                                  1,210      1,246,845
                                                                 14,559,173

       CALIFORNIA-7.3%
Aa*    California Statewide Comm Dev Hosp
       (Cedars-Sinai Med Ctr) Ser 93
       5.40%, 11/01/15                                12,500     11,841,875
AAA    Northern Calif Trans Agy Elec Rev
       (Calif-Oregon Trans) MBIA Ser 93A
       6.062%, 4/29/24 (a)                             6,550      6,097,460
                                                                 17,939,335

       COLORADO-2.5%
AAA    Denver City & Cnty Arpt System Rev
       MBIA Ser 95A
       5.70%, 11/15/25                                 6,375      6,284,603

       FLORIDA-2.2%
AAA    Florida Trpk Auth Rev
       Ser 95A
       5.625%, 7/01/25                                 1,800      1,783,170
Aaa*   Venice Hlth Fac
       (Venice Hosp) Ser 94 Pre-refunded
       6.00%, 12/01/14                                 3,350      3,673,376
                                                                  5,456,546

       ILLINOIS-3.3%
AAA    Illinois Health Fac Auth Hosp Rev
       (Alexian Brothers) FSA Ser 90
       7.125%, 1/01/21                                 4,860      5,229,020
AAA    Metro Pier & Expo Auth
       (McCormick Place Expo) FGIC Ser 93A
       Zero coupon, 6/15/19                           12,150      2,973,348
                                                                  8,202,368

       MARYLAND-3.2%
AAA    Baltimore Cnty MFHR
       (Dunfield Township Proj) FHA Ser 92A
       6.90%, 8/01/28                                  7,500      7,848,075

       MASSACHUSETTS-18.8%
AAA    Chelsea GO
       AMBAC
       6.00%, 6/15/14                                  1,965      2,009,743
AAA    Essex Cnty
       (South Essex Swr Dist) MBIA Ser 94B
       7.00%, 6/01/24                                  2,435      2,735,722
AAA    Holyoke GO
       FSA Ser B
       6.125%, 8/01/13                                 1,195      1,241,497
AAA    Lowell GO
       FSA Ser 93A
       5.50%, 1/15/10                                  3,735      3,680,432
AAA    Massachusetts GO
       MBIA Ser 95A
       5.75%, 2/01/15                                  4,715      4,753,333


12



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD &                                          PRINCIPAL
POOR'S                                               AMOUNT
RATINGS+                                              (000)         VALUE
---------------------------------------------------------------------------
AAA    Massachusetts HFA
       MFHR (Residential Dev) AMBAC Ser 93A
       6.15%, 10/01/15                               $ 9,220    $ 9,265,086
AAA    Massachusetts HFA
       MFHR (Residential Dev) FNMA Ser 92F
       6.25%, 11/15/12                                 5,000      5,142,150
AAA    Massachusetts HFA
       SFMR (Residential Dev) FNMA Ser 92
       6.90%, 11/15/24                                 2,500      2,641,650
AAA    Massachusetts Hlth & Ed Fac Auth Rev
       (New England Med Ctr) MBIA Ser D
       5.38%, 7/01/18                                  9,770      9,214,185
AAA    Massachusetts Muni Wholesale
       (Elec Pwr Supply Sys) MBIA Ser 92A
       6.00%, 7/01/18                                  5,675      5,764,608
                                                                 46,448,406

       MICHIGAN-18.2%
AAA    Brighton GO AMBAC
       Area Sch Dist Ser 92II
       Zero coupon, 5/01/20                            5,000      1,217,800
AAA    Detroit Swr Disp Rev Sys
       FGIC Ser 93A
       5.70%, 7/01/23 (a)                             17,850     17,531,556
AAA    Grand Rapids Swr Sys Rev
       MBIA
       6.00%, 1/01/22                                  2,500      2,527,050
AAA    Kalamazoo Hosp Fin Auth Hosp Rev
       (Borgess Med Ctr) FGIC Ser 94A
       5.244%, 6/01/11                                15,000     14,500,350
AAA    Lowell Area Schools GO
       FGIC
       Zero coupon, 5/01/19                            5,050      1,291,133
AAA    Michigan Hosp Fin Auth Hosp Rev
       (St. John's Hospital) AMBAC Ser A
       6.00%, 5/15/13                                    480        492,240
AAA    Michigan Strategic Fund PCR
       (Detroit Edison Co.) MBIA Ser 95A
       6.40%, 9/01/25                                  5,000      5,249,300
AAA    Yale Pub Sch Dist GO
       AMBAC
       5.50%, 5/01/23                                  2,150      2,067,569
                                                                 44,876,998

       MINNESOTA-5.7%
AAA    Buffalo Hanover Montrose GO
       (Ind Sch Dist #877) CGIC Ser 94
       6.15%, 2/01/22                                  2,500      2,571,700
AAA    Burnsville-Eagan-Savage GO
       (Ind Sch Dist #191) CGIC Ser 95A
       6.20%, 2/01/17                                  1,400      1,464,960
AAA    Lakeville GO
       (Ind Sch Dist #194) FGIC
       5.60%, 2/01/18                                  3,710      3,709,629
AAA    Minnesota Pub Fac Auth
       (Wtr Poll Ctr Rev) Ser 95A
       6.25%, 3/01/15                                  1,225      1,309,660
AAA    No Minnesota Muni Pwr Agy
       AMBAC Ser 92B
       5.50%, 1/01/18                                  1,200      1,186,272
AAA    Robbinsdale Hosp Rev
       (No Memorial Med Ctr) AMBAC Ser 93A
       5.45%, 5/15/13                                  2,500      2,452,925
AAA    St. Francis GO
       (Ind Sch Dist #15) CGIC Ser 95A
       6.375%, 2/01/16                                 1,200      1,279,332
                                                                 13,974,478

       NEBRASKA-1.4%
AAA    Nebraska Inv Fin Auth Hosp Rev
       (Bishop Clarkson Mem) MBIA Ser 91
       9.141%, 12/08/16 (a)                            3,000      3,324,120


13



INSURED NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD &                                          PRINCIPAL
POOR'S                                               AMOUNT
RATINGS+                                              (000)         VALUE
---------------------------------------------------------------------------
       NEW JERSEY-4.2%
AAA    Burlington Cnty Wtr Rev
       (Evesham Muni Util Auth) MBIA
       5.60%, 7/01/15                                $ 3,750    $ 3,752,438
AAA    Passaic Valley Swr Comm
       Ser 92D AMBAC
       5.75%, 12/01/15                                 3,400      3,438,114
AAA    Vineyard Swr Rev
       (Landis Sewage Auth) FGIC Ser 93C
       5.65%, 9/19/19                                  3,100      3,089,305
                                                                 10,279,857

       OHIO-3.9%
AAA    Clermont Cnty Wtr Sys Rev
       (Clermont Cnty Swr) AMBAC Ser 93
       5.70%, 12/01/13                                 2,750      2,780,965
AAA    Hamilton Cnty Swr Rev
       (Met Swr Gtr Cincinnati) FGIC Ser 93A
       5.25%, 12/01/16                                 2,000      1,913,920
AAA    Lucas Cnty Hosp Rev
       (St. Vincent Med Ctr) MBIA
       5.45%, 8/15/14                                  2,650      2,570,977
AAA    Ohio Muni Generating Auth
       (Belleville Hydro Elec) AMBAC
       5.375%, 2/15/13                                 2,500      2,462,450
                                                                  9,728,312

       PENNSYLVANIA-5.5%
AAA    Berks Cnty
       Swr Rev (Exeter Twp) MBIA Ser 93
       6.20%, 7/15/22                                  8,495      8,737,447
AAA    Butler Cnty Hosp Rev
       (Butler Mem Hosp)
       Ser 93A FSA
       5.25%, 7/01/12                                  2,500      2,377,225
AAA    Pennsylvania Intergov Coop Auth
       Special Tax Rev FGIC Ser 94
       7.00%, 6/15/14                                  2,200      2,429,878
                                                                 13,544,550

       TEXAS-2.7%
AAA    Amarillo Hosp Rev
       (High Plains Baptist) FSA Ser 92B
       6.562%, 1/03/22 (a)                             6,400      6,660,928

       VIRGINIA-3.3%
AAA    Chesapeake Bay Bridge & Tunnel Auth
       MBIA
       5.75%, 7/01/25                                  1,465      1,460,722
AAA    Loudoun Cnty IDA
       (Loudoun Hosp Ctr) FSA
       5.80%, 6/01/20                                  2,340      2,343,767
AAA    Richmond Met Auth
       (Expressway Revenue) FGIC Ser. B
       6.25%, 7/15/22                                  1,000      1,032,360
AA     Virginia College Bldg Auth Ed Fac Rev
       (Washington & Lee Univ)
       5.80%, 1/01/24                                  3,350      3,408,860
                                                                  8,245,709

       WEST VIRGINIA-2.8%
AAA    West Virginia Eco Dev
       Pkwy Auth Rev Ser 93 FGIC
       5.831%, 5/16/19                                 7,000      7,015,470

       TOTAL INVESTMENTS-98.7%
         (cost $231,900,997)                                    243,574,368
       Other assets less liabilities-1.3%                         3,229,267

       NET ASSETS-100%                                         $246,803,635


+   Unaudited.

*   Moody's or Fitch Rating.

(a) Inverse floater security-the interest rate is subject to change periodically.

    See Glossary of Terms on page 21.
    See notes to financial statements.


14



NEW YORK PORTFOLIO
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1995                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD &                                          PRINCIPAL
POOR'S                                               AMOUNT
RATINGS+                                              (000)         VALUE
---------------------------------------------------------------------------
       NEW YORK MUNICIPAL BONDS-98.9%
Aaa*   Cohoes IDR
       (Norlite Corp Proj) Ser 92B AMT
       LOC: Dresdner Bank
       6.75%, 5/01/09                                $ 8,500    $ 9,000,480
AAA    Glen Cove IDR
       (The Regency At Glen Cove) ETM Ser 92B
       Zero coupon, 10/15/19                          60,010     14,396,999
AAA    Islip Res Rec Agy
       AMBAC Ser 94B AMT
       6.125%, 7/01/12                                 2,020      2,084,438
AAA    Monroe Cnty Airport Auth
       (Greater Rochester Int'l) MBIA Ser 93 AMT
       5.50%, 1/01/13                                  4,450      4,362,513
BBB+   New York City GO
       Ser 93D
       6.00%, 8/01/14                                  9,750      9,721,822
       7.702%, 8/29/14 (a)                            10,000      9,961,300
BBB+   New York City GO
       Ser 93E
       6.00%, 5/15/11                                 10,000      9,920,000
BBB+   New York City GO
       Series 95B
       7.25%, 8/15/19                                  9,000      9,728,550
A2     New York City HDC
       MFHR (So Williamsburg Coop) Ser 90A AMT
       7.90%, 2/01/23                                  3,860      4,056,513
BB+    New York City IDR
       (American Airlines) Ser 94 AMT
       6.90%, 8/01/24                                  6,000      6,281,940
A      New York City IDR
       (Terminal One L.P.) Ser 94 AMT
       6.125%, 1/01/24                                21,500     21,199,645
AAA    Niagara Frontier Trans Auth Arpt
       (Gtr Buffalo Int'l) AMBAC Ser 94A AMT
       6.25%, 4/01/24                                 14,625     15,109,819
A+     NYS Energy Res & Dev
       (Consolidated Edison) Ser 94A AMT
       7.125%, 12/01/29                               27,000     29,877,660
AAA    NYS Energy Res & Dev Auth PCR
       (Brooklyn Union Gas) MBIA AMT
       5.60%, 6/01/25                                  6,000      5,773,500
AAA    NYS Energy Res & Dev Auth PCR
       (Brooklyn Union Gas) MBIA Ser 89B AMT
       6.75%, 2/01/24                                  7,500      7,972,875
AAA    NYS Energy Res & Dev Auth PCR
       (NYS Elec & Gas) MBIA Ser 87A AMT
       6.15%, 7/01/26                                 15,000     15,260,850
AAA    NYS Energy Res & Dev Auth PCR
       (NYS Elec & Gas) MBIA Ser 88A AMT
       5.95%, 12/01/27                                11,700     11,760,840
AAA    NYS Energy Res & Dev Auth PCR
       (Rochester Gas & Elec) MBIA AMT
       6.50%, 5/15/32                                  6,460      6,673,051
BBB    NYS Envir Fac Auth IDR
       (Occidental Petroleum) Ser 93A AMT
       5.70%, 9/01/28                                 15,000     13,795,050
NR     NYS Envir Fac Corp Wtr Fac
       (Long Island Wtr Corp) Ser 87A AMT
       10.00%, 10/01/17                                3,200      3,466,560
AAA    NYS Envir Fac Corp Wtr Fac
       (Spring Valley Wtr) AMBAC Ser 94A AMT
       6.30%, 8/01/24                                 11,800     12,179,724
AAA    NYS HFA
       MFHR (Erie/Monroe Cnty Proj)
       AMBAC Ser 89B AMT
       7.55%, 11/01/29                                 9,585     10,148,406
Aa*    NYS HFA SONYMA
       MFHR (Syracuse/Springville Proj) Ser 93A AMT
       5.85%, 8/15/13                                  3,000      2,967,030
       5.95%, 8/15/24                                  5,650      5,535,079


15



NEW YORK PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD &                                          PRINCIPAL
POOR'S                                               AMOUNT
RATINGS+                                              (000)         VALUE
---------------------------------------------------------------------------
Aa*    NYS HFA SONYMA
       MFHR (Westchester/Onondaga/Rock-land Proj)
       Ser 92F AMT
       6.70%, 8/15/25                                $ 6,000    $ 6,208,560
Aa*    NYS Mtg Agy
       SFMR Homeowner Mtg Ser 42 AMT
       6.65%, 4/01/26                                  4,500      4,650,300
Aa*    NYS Mtg Agy
       SFMR Homeowner Mtg Ser 46 AMT
       6.65%, 10/01/25                                19,995     20,602,248
AAA    Onondaga Cnty PCR
       (Bristol-Myers Squibb) AMT
       5.75%, 3/02/24                                  8,000      8,203,280
AA-    Port Auth of NY & NJ
       Cons (95th Ser) AMT
       6.125%, 7/15/29                                 7,000      7,100,660
AAA    Port Auth of NY & NJ
       Cons (96th Ser) FGIC AMT
       6.60%, 10/01/23                                 7,750      8,228,252
Baa*   St. Lawrence Cnty Res Rec
       (Solid Waste Disposal) Ser 88 AMT
       8.375%, 1/01/11                                 2,500      2,794,200
AAA    Troy HDC
       MFHR (Ninth St #2) FHA Ser 90B
       8.10%, 2/01/24                                  3,535      3,991,227
AAA    Troy HDC
       MFHR FHA Ser 90C
       8.10%, 2/01/24                                  3,820      4,297,615

       TOTAL INVESTMENTS-98.9%
         (cost $292,429,199)                                    307,310,986
       Other assets less liabilities-1.1%                         3,335,053

       NET ASSETS-100%                                         $310,646,039


+   Unaudited.

*   Moody's or Fitch Rating.

(a) Inverse floater security-the interest rate is subject to change periodically.

    See Glossary of Terms on page 21.
    See notes to financial statements.


16



CALIFORNIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1995                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD &                                          PRINCIPAL
POOR'S                                               AMOUNT
RATINGS+                                              (000)         VALUE
---------------------------------------------------------------------------
       CALIFORNIA MUNICIPAL BONDS-98.8%
A+     California GO
       (Veterans Hsg) Ser 95 AMT
       6.40%, 2/01/20                                $35,000    $35,565,950
A+     California HFA
       MFHR (Multi-Unit Rental) Ser 93A AMT
       5.60%, 8/01/25                                 12,000     11,210,880
AA-    California HFA
       SFMR (Home Mtg Rev) Ser 91G AMT
       7.05%, 8/01/27                                  5,570      5,839,532
AA-    California HFA
       SFMR (Home Mtg Rev) Ser 93D AMT
       5.75%, 8/01/22                                 10,500      9,924,810
       5.85%, 2/01/23                                  7,920      7,586,806
AA-    California HFA
       SFMR (Home Mtg Rev) Ser 94H AMT
       7.50%, 8/01/25                                 12,435     13,443,976
AAA    California HFA
       SFMR (Home Mtg Rev) Ser 95A-2 AMT
       6.45%, 8/01/25                                  9,000      9,175,500
AA-    California HFA
       SFMR (Home Mtg Rev) Ser E AMT
       6.70%, 8/01/25                                 10,000     10,423,900
A      California Poll Ctl Fin Auth
       Browning-Ferris Ind (Keller Canyon) AMT
       6.875%, 11/01/27                                5,000      5,258,100
A+     California Poll Ctl Fin Auth
       Res Rec (West Cnty Res Rec) AMT
       LOC:Union Bank
       5.55%, 1/01/09                                  5,490      5,199,908
A      California Poll Ctl Fin Auth PCR
       (Pacific Gas & Elec) Ser 93B AMT
       5.85%, 12/01/23                                75,000     72,686,250
A+     California Poll Ctl Fin Auth PCR
       (San Diego Gas & Elec) Ser 93A-C AMT
       5.85%, 6/01/21                                  3,000      2,984,070
A+     California Poll Ctl Fin Auth PCR
       (Southern Calif Edison) Ser 92B AMT
       6.40%, 12/01/24                                46,030     47,075,341
A1*    California Statewide Comm Dev Hosp
       (Cedars-Sinai Med Ctr) Ser 93
       5.40%, 11/01/15                                28,000     26,525,800
A+     Chula Vista PCR
       (San Diego Gas & Electric) Ser 92A AMT
       6.40%, 12/01/27                                28,240     29,259,746
AAA    Contra Costa Cnty
       MFHR (Byron Park Proj) GNMA Ser 93A AMT
       6.40%, 1/20/31                                 11,860     12,138,473
NR     Fairfield Assess Dist
       (No Cordelia Imp Dist) Ser 93
       7.375%, 9/02/18                                 2,560      2,636,570
NR     Fontana Redev Agy
       (Jurupa Hills Proj) Ser 94
       8.00%, 1/01/98                                  5,000      5,107,800
AAA    Garden Grove
       MFHR (Tudor Grove) GNMA Collat AMT
       7.25%, 5/20/32                                  7,300      7,550,828
AA-    Long Beach Harbor Rev
       Ser 93 AMT
       5.125%, 5/15/13                                26,150     24,087,550
       5.125%, 5/15/18                                36,325     32,839,616
NR     Los Angeles Cnty Comm Fac Dist #4
       (Calabasas Area) Ser 92A
       7.65%, 9/01/17                                  7,500      7,756,950
       7.70%, 9/01/17                                  5,750      5,967,522
NR     Los Angeles Cnty Comm Fac Dist #92-1
       (Castaic Union SD Northlake Proj) Ser 92
       9.00%, 10/01/19                                 8,710      9,060,316
BBB+   Los Angeles Comm Redev
       MFHR (Grand Ctrl Proj) Ser 93A AMT
       5.85%, 12/01/26                                 7,030      6,701,488


17



CALIFORNIA PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD &                                          PRINCIPAL
POOR'S                                               AMOUNT
RATINGS+                                              (000)         VALUE
---------------------------------------------------------------------------
AA     Los Angeles Harbor Rev
       Ser 95A AMT
       6.625%, 8/01/25                               $15,600    $16,460,184
AAA    Northern Calif Trans Agy Elec Rev
       (Calif-Oregon Trans) MBIA
       5.50%, 4/29/24                                 15,000     14,293,950
NR     Ontario Assess Dist #107
       (CA Commerce Ctr So)
       7.70%, 9/02/10                                  6,255      6,450,719
BBB-*  Orange Cnty
       Foothill/Eastern Trans Corridor Agy Ser 95A
       Zero coupon, 1/01/15                           18,500      5,042,730
AAA    Orange Cnty Airport Rev
       (John Wayne Int'l) MBIA Ser 93 AMT
       5.50%, 7/01/13                                 11,000     10,473,980
       5.50%, 7/01/18                                 16,500     15,406,215
A-     Orange Cnty Airport Rev
       (John Wayne Int'l) Ser 87 AMT
       6.625%, 7/01/18                                 6,780      6,780,746
NR     Orange Cnty Comm Fac Dist #87-2
       (Portola Hills) Ser 91A
       9.30%, 8/15/16                                  8,950      9,427,393
NR     Orange Cnty Ltd Ob Assess Dist #88-1
       (Irvine Coast Pelican Hill Proj) Ser 92A
       8.25%, 9/02/18                                  3,990      4,090,229
BBB*   Orange Cnty Sr Lien
       San Joaquin Hills Transportation Corridor
       Zero coupon, 1/01/17                           16,000      3,983,200
       Zero coupon, 1/01/18                           29,400      6,853,728
       Zero coupon, 1/01/19                           20,000      4,365,800
       Zero coupon, 1/01/20                           20,000      4,069,200
       Zero coupon, 1/01/21                           20,000      3,809,600
       Zero coupon, 1/01/22                           50,000      8,962,000
       Zero coupon, 1/01/23                           35,000      5,843,600
       Zero coupon, 1/01/25                           33,100      4,843,854
       7.00%, 1/01/30                                 15,000     15,593,700
AAA    Palm Springs COP
       Ser 91B ETM
       Zero coupon, 4/15/21                           50,575     10,431,600
AAA    Palm Springs Fin Auth Airport Rev
       (Palm Springs Regional) MBIA Ser 92 AMT
       6.00%, 1/01/22                                  6,860      6,885,656
A-     Placer Cnty
       (Western Placer Waste Mgmt Auth) Ser 94 AMT
       6.75%, 7/01/14                                  6,900      7,105,206
AAA    Port of Oakland
       MBIA Ser 92E AMT
       6.40%, 11/01/22                                23,370     24,275,354
       6.50%, 11/01/16                                11,000     11,580,910
A+     Port of Oakland Spec Fac
       (Mitsui O.S.K. Lines) Ser 92A AMT
       LOC: Bank of Japan
       6.80%, 1/01/19                                  3,700      3,887,072
NR     Riverside Comm Fac Dist #90-1
       (Highlander Proj) Ser 91A
       8.50%, 9/01/15                                  3,000      3,198,570
NR     Rocklin Spec Tax Comm Fac Dist #3
       (Stanford Ranch) Ser 90
       7.70%, 11/01/15                                 4,000      4,238,720
AAA    Sacramento Cnty Airport Systems
       FGIC Ser 92A AMT
       6.00%, 7/01/20                                 11,750     11,756,697
NR     Saddleback Valley Comm Fac Dist #89-1
       (Robinson Ranch) Ser 91A
       7.70%, 9/01/16                                  4,000      4,280,320
NR     Salinas Assess Dist #90-1
       (Harden Ranch) Ser A
       6.875%, 9/02/11                                 5,735      5,698,755
AAA    San Francisco City & Cnty Int'l Airport
       AMBAC Ser 94 II-6 AMT
       6.60%, 5/01/24                                  5,000      5,315,150
AAA    San Francisco City & Cnty Int'l Airport
       FGIC Ser 94 II-5 AMT
       6.50%, 5/01/24                                 11,000     11,607,750


18



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD &                                          PRINCIPAL
POOR'S                                               AMOUNT
RATINGS+                                              (000)         VALUE
---------------------------------------------------------------------------
AAA    San Francisco City & Cnty Int'l Airport
       MBIA Ser 93 II-3 AMT
       6.10%, 5/01/13                                $ 7,990    $ 8,168,896
       6.20%, 5/01/20                                 14,500     14,770,425
AAA    San Jose Airport FGIC Ser 93 AMT
       5.625%, 3/01/13                                 6,480      6,328,821
       5.70%, 3/01/18                                  8,825      8,564,045
NR     San Marcos
       Comm Fac Dist Ser 88-1
       7.625%, 9/01/19                                 1,595      1,623,535
AAA    Southern Calif HFA
       SFMR Ser 91B AMT GNMA/FNMA Collat
       6.90%, 10/01/24                                 1,665      1,751,747
AAA    Southern Calif HFA
       SFMR Ser 92A AMT GNMA/FNMA Collat
       6.75%, 9/01/22                                  1,445      1,509,288
NR     Tracy Pub Fac Fin Agy
       Comm Fac Dist #87-1 Ser 89B
       7.50%, 10/01/15                                 5,000      5,204,800
NR     Tracy Pub Fac Fin Agy
       Comm Fac Dist #87-1 Ser 92E
       7.50%, 10/01/18                                 3,500      3,647,630
A+     Yolo Cnty Hsg Auth
       MFHR (Waggener Ranch Apts) FHA Ser 91 AMT
       7.00%, 10/01/33                                 9,000      9,615,870

       TOTAL INVESTMENTS-98.8%
         (cost $702,386,495)                                    724,205,327
       Other assets less liabilities-1.2%                         8,881,608

       NET ASSETS-100%                                         $733,086,935


+   Unaudited.

*   Moody's or Fitch Rating.

(a) Inverse floater security-the interest rate is subject to change periodically.

    See Glossary of Terms on page 21.
    See notes to financial statements.


19



INSURED CALIFORNIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1995                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD &                                          PRINCIPAL
POOR'S                                               AMOUNT
RATINGS+                                              (000)         VALUE
---------------------------------------------------------------------------
       CALIFORNIA MUNICIPAL BONDS-102.4%
       LONG TERM MUNICIPAL BONDS-100.5%
AAA    Alhambra COP
       Assess Dist #91-1: Police Fac AMBAC Ser 92
       6.75%, 9/01/23                                $ 5,000    $ 5,357,100
AAA    Brea Pub Fin Auth
       Tax Alloc Redev Proj B MBIA Ser 91A
       7.00%, 8/01/15                                  1,470      1,610,899
AAA    California HFA
       MFHR (Home Mtg Rev) AMBAC Ser 95A
       6.25%, 2/01/37                                  5,000      4,992,000
Aa*    California Statewide Comm Dev Hosp
       (Cedars-Sinai Med Ctr) Ser 93
       5.40%, 11/01/15                                14,500     13,736,575
AAA    Contra Costa Cnty
       Sanitation Dist (Delta Diablo) MBIA
       Zero coupon, 12/01/16                           3,210        934,688
AAA    Coronado Comm Dev Proj
       Tax Alloc MBIA Ser 90
       7.25%, 9/01/12                                  2,000      2,196,000
AAA    Fairfield Cnty Pub Fin
       Auth Tax Alloc (Fairfield Proj) CGIC Ser 93C
       5.50%, 8/01/23                                  9,000      8,581,230
AAA    Fontana Pub Fin Auth
       Tax Alloc (Fontana Redev) MBIA Ser 93A
       5.625%, 9/01/24                                 9,805      9,578,603
AAA    Los Angeles Cnty
       Met Trans Auth Ser 93A MBIA
       5.625%, 7/01/18                                 8,000      7,933,520
AAA    Los Angeles Cnty
       Transportation Comm FGIC Ser 91B
       6.50%, 7/01/15                                  5,000      5,248,150
AAA    Los Angeles Cnty Community Redev Tax Alloc
       (Bunker Hill Project) FSA Ser 93H
       5.60%, 12/01/28                                10,000      9,579,200
AAA    Madera Cnty COP
       Hosp Rev (Valley Childrens Hosp)
       MBIA Ser 95
       6.125%, 3/15/23                                 4,000      4,093,360
AAA    Mt. Diablo School Dist
       Comm Fac FGIC Ser 90
       7.05%, 8/01/20                                  5,000      5,475,600
AAA    Northern Calif Trans Agy Elec Rev
       (Calif-Oregon Trans) MBIA
       5.50%, 4/29/24                                  5,000      4,764,650
       6.062%, 4/29/24 (a)                             2,700      2,513,457
AAA    Orange Cnty COP
       (Loma Ridge Data Ctr Proj) AMBAC
       6.00%, 6/01/21                                  1,000      1,000,540
AAA    Palm Springs ETM COP
       Ser 91B Zero coupon, 4/15/21                   35,925      7,409,890
AAA    Rancho Wtr Dist Fin Auth
       AMBAC Ser 91
       6.427%, 8/17/21 (a)                             6,000      6,741,840
AAA    Redding Elec Sys Rev COP
       MBIA Ser 92A
       6.368%, 7/01/22 (a)                             4,000      4,314,840
AAA    Sacramento Muni Util Dist Elec Rev
       FGIC Ser 92A
       6.30%, 8/01/18                                  5,000      5,204,150
AAA    San Bernardino Cnty
       Joint Pwr Fin Auth CGIC Ser 95A
       5.75%, 9/01/25                                  5,000      4,936,400
AAA    San Bernardino Cnty
       Redev (Ontario Red Proj 1) MBIA Ser 93
       5.80%, 8/01/23                                 10,000      9,796,300


20



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD &                                          PRINCIPAL
POOR'S                                               AMOUNT
RATINGS+                                              (000)         VALUE
---------------------------------------------------------------------------
AAA    San Dimas Redev Agy
       (Creative Growth) CGIC Ser 91A
       6.75%, 9/01/16                                $ 1,000    $ 1,068,840
AAA    San Francisco City & Cnty Int'l Arpt
       MBIA Ser 93 II-4
       6.00%, 5/01/14                                  5,000      5,094,100
AAA    Stockton Cnty Wastewater Treatment COP
       FGIC Ser 95A
       6.80%, 9/01/24                                  5,000      5,477,950
AAA    Univ of California Regents Hosp Rev
       (UCLA Med Ctr) MBIA Ser 94
       5.50%, 12/01/20                                 8,685      8,353,494
AAA    Yorba Linda Redev Agy
       Tax Alloc Bonds MBIA Ser 93A
       Zero coupon, 9/01/19                            3,300        799,326
       Total Long Term Municipal Bonds
         (cost $140,784,034)                                    146,792,702

       SHORT TERM MUNICIPAL NOTES-1.9%
A-1    Chula Vista IDR
       (San Diego Gas & Elec) Series '92B AMT VRDN
       3.75%, 12/01/27                                 1,400      1,400,000
A-1    Irvine Ranch Wtr Dist
       VRDN LOC: The Industrial Bank of Japan
       4.10%, 6/01/15                                  1,000      1,000,000
A-1    Irvine Ranch Wtr Imp Dist
       Swr Imp #284 VRDN LOC: The Sumitomo Bank, Ltd.
       4.10%, 11/15/13                                   400        400,000
       Total Short Term Municipal Notes
         (cost $2,800,000)                                        2,800,000

       TOTAL INVESTMENTS-102.4%
         (cost $143,584,034)                                    149,592,702
       Other assets less liabilities-(2.4%)                      (3,513,470)

       NET ASSETS-100%                                         $146,079,232


+   Unaudited.

*   Moody's or Fitch Rating.

(a) Inverse floater security-the interest rate is subject to change periodically.

    See notes to financial statements.

    Glossary of Terms:
    AMBAC   American Municipal Bond Assurance Corporation
    AMT     Alternative Minimum Tax - (subject to)
    CGIC    Capital Guaranty Insurance Corporation
    COP     Certificate of Participation
    ETM     Escrowed to Maturity
    FGIC    Financial Guaranty Insurance Company
    FHA     Federal Housing Administration
    FNMA    Federal National Mortgage Association
    FSA     Financial Security Assurance, Inc.
    GNMA    Government National Mortgage Association
    GO      General Obligation
    HDA     Housing Development Authority
    HDC     Housing Development Corporation
    HFA     Housing Finance Authority
    IDA     Industrial Development Authority
    IDR     Industrial Development Revenue
    LOC     Letter of Credit
    MBIA    Municipal Bond Investors Assurance
    MFHR    Multi-Family Housing Revenue
    NR      Rating not applied for
    PCR     Pollution Control Revenue
    SFMR    Single Family Mortgage Revenue
    SONYMA  State of New York Mortgage Agency
    VRDN    Variable Rate Demand Note


2



STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1995                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

                                                                     INSURED                                     INSURED
                                                      NATIONAL       NATIONAL       NEW YORK     CALIFORNIA     CALIFORNIA
                                                   -------------  -------------  -------------  -------------  -------------
ASSETS
  Investments in securities, at value (cost:
    National-$665,169,907; Ins. National-
    $231,900,997; New York-$292,429,199;
    California-$702,386,495; Ins. California
   -$143,584,034, respectively)                    $695,919,263   $243,574,368   $307,310,986   $724,205,327   $149,592,702
  Cash                                                       -0-            -0-     2,478,627             -0-            -0-
  Receivable for investment securities sold          13,400,355      4,508,651             -0-        15,000             -0-
  Interest receivable                                12,632,324      3,700,937      5,084,938     13,874,613      1,916,670
  Receivable for capital stock sold                   1,721,949        256,519        574,894        532,007        676,941
  Prepaid expenses and other assets                      23,838         17,217             -0-            -0-            -0-
  Total assets                                      723,697,729    252,057,692    315,449,445    738,626,947    152,186,313

LIABILITIES
  Due to custodian                                    1,555,031      2,186,423             -0-     3,400,411        319,127
  Payable for investment securities purchased        21,551,054      2,553,368      4,256,569             -0-     5,039,931
  Payable for capital stock redeemed                  1,154,637        225,216        269,028      1,476,615        452,810
  Distribution fee payable                              391,457        110,724        153,122        336,830         61,382
  Advisory fee payable                                  118,460        104,012         39,292        124,007         67,588
  Accrued expenses and other liabilities                191,013         74,314         85,395        202,149        166,243
  Total liabilities                                  24,961,652      5,254,057      4,803,406      5,540,012      6,107,081

NET ASSETS                                         $698,736,077   $246,803,635   $310,646,039   $733,086,935   $146,079,232

  CLASS A SHARES
  Net assets                                       $338,311,466   $165,548,283   $183,986,827   $478,534,916   $103,940,326
  Shares of capital stock outstanding                32,371,886     16,440,035     19,130,133     45,807,699      7,805,988

  CLASS B SHARES
  Net assets                                       $252,356,966   $ 58,989,972   $ 94,399,998   $166,758,707   $ 27,815,741
  Shares of capital stock outstanding                24,148,680      5,859,651      9,811,101     15,951,828      2,088,924

  CLASS C SHARES
  Net assets                                       $108,067,645   $ 22,265,380   $ 32,259,214   $ 87,793,312   $ 14,323,165
  Shares of capital stock outstanding                10,341,745      2,211,718      3,352,670      8,399,074      1,075,626

COMPOSITION OF NET ASSETS
  Capital stock, at par                            $     66,862   $     24,511   $     32,294   $     70,159   $     10,971
  Additional paid-in capital                        703,446,823    240,610,985    307,843,679    726,768,254    143,968,518
  Accumulated net realized loss                     (35,526,964)    (5,505,232)   (12,111,721)   (15,570,310)    (3,908,925)
  Net unrealized appreciation of investments         30,749,356     11,673,371     14,881,787     21,818,832      6,008,668
                                                   $698,736,077   $246,803,635   $310,646,039   $733,086,935   $146,079,232

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share         $10.45         $10.07         $ 9.62         $10.45         $13.32
  Sales charge-4.25% of public offering price               .46            .45            .43            .46            .59
  Maximum offering price                                 $10.91         $10.52         $10.05         $10.91         $13.91

  CLASS B SHARES
  Net asset value and offering price per share            10.45          10.07           9.62          10.45          13.32

  CLASS C SHARES
  Net asset value, redemption and offering price
    per share                                            $10.45         $10.07         $ 9.62         $10.45         $13.32


See notes to financial statements.


22



STATEMENT OF OPERATIONS
OCTOBER 31, 1995                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

                                                             INSURED                                   INSURED
                                               NATIONAL      NATIONAL      NEW YORK     CALIFORNIA    CALIFORNIA
                                            -------------  ------------  ------------  -------------  ------------
INVESTMENT INCOME
  Interest                                  $ 45,682,704   $15,292,085   $20,054,551   $ 47,637,267    $8,791,624

EXPENSES
  Advisory Fee                                 4,357,009     1,448,694     1,878,376      4,482,864       758,429
  Distribution fee - Class A                     999,923       481,707       543,333      1,401,092       301,648
  Distribution fee - Class B                   2,497,692       561,860       874,980      1,612,482       251,539
  Distribution fee - Class C                   1,140,444       229,840       319,313        889,794       121,930
  Transfer agency                                665,819       182,595       283,979        473,894        81,222
  Custodian                                      119,117        70,483        75,194        114,662        59,095
  Administrative                                 104,778       103,693       103,667        108,547       104,215
  Printing                                        90,258        20,574        33,569         24,800        11,482
  Registration                                    72,244        64,818         4,920          7,786         6,877
  Taxes                                           67,668        23,458        23,925         60,299        11,429
  Audit and legal                                 45,130        44,077        44,904         41,197        38,562
  Directors' fees                                  4,442         5,288         5,006          5,166         4,462
  Miscellaneous                                   21,298        15,699        17,401         31,022        15,256
  Total expenses                              10,185,822     3,252,786     4,208,567      9,253,605     1,766,146
  Less advisory fees waived (see note B)      (2,685,230)     (273,143)   (1,126,920)    (2,183,908)      (71,127)
  Net expenses                                 7,500,592     2,979,643     3,081,647      7,069,697     1,695,019
  Net investment income                       38,182,112    12,312,442    16,972,904     40,567,570     7,096,605

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
  Net realized gain (loss) on investments    (16,742,673)   (1,551,031)   (8,599,808)   (10,675,369)       47,999
  Net change in unrealized depreciation
    of investments                            88,985,630    29,609,236    37,571,643     83,053,467    16,442,245
  Net gain on investments                     72,242,957    28,058,205    28,971,835     72,378,098    16,490,244

NET INCREASE IN NET ASSETS FROM OPERATIONS  $110,425,069   $40,370,647   $45,944,739   $112,945,668   $23,586,849


See notes to financial statements.


23



STATEMENT OF CHANGES IN NET ASSETS               ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

                                               NATIONAL                 INSURED NATIONAL
                                     ----------------------------  ----------------------------
                                       YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                      OCT. 31,1995   OCT. 31,1994   OCT. 31,1995   OCT. 31,1994
                                     -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
  Net investment income              $ 38,182,112   $ 41,336,843   $ 12,312,442   $ 13,270,616
  Net realized loss on investments    (16,742,673)   (18,784,294)    (1,551,031)    (3,954,200)
  Net change in unrealized
    appreciation (depreciation)
    of investments                     88,985,630    (90,162,931)    29,609,236    (33,116,428)
  Net increase (decrease) in net
    assets from operations            110,425,069    (67,610,382)    40,370,647    (23,800,012)

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income
    Class A                           (19,579,195)   (20,925,782)    (8,620,766)    (9,399,632)
    Class B                           (12,886,174)   (12,416,937)    (2,612,853)    (2,448,147)
    Class C                            (5,920,496)    (7,994,124)    (1,078,823)    (1,422,837)
  Distributions in excess of net
    investment income
    Class A                                    -0-      (913,522)      (239,073)      (105,638)
    Class B                                    -0-      (542,066)       (72,460)       (27,513)
    Class C                                    -0-      (348,986)       (29,919)       (15,991)
  Net realized gain on investments
    Class A                                    -0-    (8,514,421)            -0-    (6,773,608)
    Class B                                    -0-    (5,076,543)            -0-    (1,677,888)
    Class C                                    -0-    (3,549,000)            -0-    (1,176,244)

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)             (95,757,376)    96,419,820    (10,119,842)    18,362,280
  Total increase (decrease)           (23,718,172)   (31,471,943)    17,596,911    (28,485,230)

NET ASSETS
  Beginning of year                   722,454,249    753,926,192    229,206,724    257,691,954

  End of year                        $698,736,077   $722,454,249   $246,803,635   $229,206,724


See notes to financial statements.


24



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

                                                           NEW YORK
                                                  -----------------------------
                                                    YEAR ENDED      YEAR ENDED
                                                   OCT. 31,1995    OCT. 31,1994
                                                  -------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                           $ 16,972,904    $ 17,556,621
  Net realized loss on investments                  (8,599,808)     (3,511,913)
  Net change in unrealized appreciation
    (depreciation) of investments                   37,571,643     (44,342,566)
  Net increase (decrease) in net assets
    from operations                                 45,944,739     (30,297,858)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                        (10,790,213)    (11,785,597)
    Class B                                         (4,577,754)     (3,814,288)
    Class C                                         (1,680,454)     (1,956,736)
  Distributions in excess of net investment income
    Class A                                                 -0-       (124,081)
    Class B                                                 -0-        (40,157)
    Class C                                                 -0-        (20,601)
  Net realized gain on investments
    Class A                                                 -0-       (768,907)
    Class B                                                 -0-       (227,299)
    Class C                                                 -0-       (141,225)

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                          (17,006,966)     36,925,744
  Total increase (decrease)                         11,889,352     (12,251,005)

NET ASSETS
  Beginning of year                                298,756,687     311,007,692
  End of year                                     $310,646,039    $298,756,687


See notes to financial statements.


25



STATEMENT OF CHANGES IN NET ASSETS (CONT.)       ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

                                                CALIFORNIA              INSURED CALIFORNIA
                                      ----------------------------  ----------------------------
                                        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                       OCT. 31,1995   OCT. 31,1994   OCT. 31,1995   OCT. 31,1994
                                      -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
  Net investment income               $ 40,567,570   $ 43,929,351   $  7,096,605   $  7,640,236
  Net realized gain (loss)
    on investments                     (10,675,369)    (4,867,241)        47,999     (3,956,924)
  Net change in unrealized
    appreciation (depreciation)
    of investments                      83,053,467   (106,275,455)    16,442,245    (19,452,385)
  Net increase (decrease) in net
    assets from operations             112,945,668    (67,213,345)    23,586,849    (15,769,073)

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income
    Class A                            (27,565,247)   (29,886,237)    (5,371,233)    (5,838,387)
    Class B                             (8,365,628)    (7,898,002)    (1,159,355)    (1,139,688)
    Class C                             (4,642,175)    (6,145,112)      (566,017)      (662,161)
  Distributions in excess of net
    investment income
    Class A                                     -0-       (80,974)      (102,666)            -0-
    Class B                                     -0-       (21,399)       (22,160)            -0-
    Class C                                     -0-       (16,650)       (10,819)            -0-
  Net realized gain on investments
    Class A                                     -0-    (3,190,803)            -0-    (3,968,017)
    Class B                                     -0-      (818,667)            -0-      (717,043)
    Class C                                     -0-      (731,099)            -0-      (392,156)

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)              (74,094,906)    75,451,013     (2,195,497)     2,467,385
  Total increase (decrease)             (1,722,288)   (40,551,275)    14,159,102    (26,019,140)

NET ASSETS
  Beginning of year                    734,809,223    775,360,498    131,920,130    157,939,270
  End of year                         $733,086,935   $734,809,223   $146,079,232   $131,920,130


See notes to financial statements.


26



NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1995                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Municipal Income Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of five portfolios: National Portfolio, Insured National Portfolio, New York Portfolio, California Portfolio and Insured California Portfolio (the 'Portfolios'). Each series is considered to be a separate entity for financial reporting and tax purposes. Each portfolio offers three classes of shares: Class A, Class B and Class C Shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are sold without an initial or contingent deferred sales charge. All three classes of shares have identical voting, dividend liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of the significant accounting policies followed by the Fund.

1. SECURITY VALUATION
The Fund values municipal securities at fair value based on prices provided by a recognized pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Securities for which market quotations are not readily available and restricted securities which are subject to limitations as to their resale are valued in good faith at fair value by the Fund's Adviser under procedures established by the Fund's Board of Directors. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

2. TAXES
It is the intention of each Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Interest income is accrued daily. Security transactions are accounted for on the date the securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accrues original issue discounts and market discounts as adjustments to interest income.

The New York, Insured California and California Portfolios follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Portfolios.

4. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These 'book/tax' differences are either temporary or permanent in nature. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment:temporary differences do not require reclassification.


27



NOTES TO FINANCIAL STATEMENTS (CONTINUED)        ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

5. RECLASSIFICATION OF COMPONENTS OF NET ASSETS
The following represent reclassifications of components of net assets at October 31, 1995:


                                 ACCUMULATED
                                UNDISTRIBUTED
                                NET INVESTMENT      PAID-IN-
                                    INCOME          CAPITAL
                                --------------   ------------
National Portfolio               $2,006,965      $(2,006,965)
Insured National Portfolio          491,459         (491,459)
New York Portfolio                  261,154         (261,154)
California Portfolio                126,411         (126,411)
Insured California Portfolio        135,461         (135,461)


These reclassifications were the result of permanent book-to-tax differences resulting from distributions in excess of net tax-exempt income. These reclassifications had no effect on net investment income, net realized gains or net assets.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the National, New York and California Portfolios pay Alliance Capital Management L.P., (the 'Adviser') an advisory fee at an annual rate of up to .625 of 1% of each Portfolio's average daily net assets. For the Insured National Portfolio, the Agreement provides for a fee at an annual rate of up to .625 of 1% of the first $200 million, .50 of 1% of the next $200 million and .45 of 1% in excess of $400 million of the Portfolio's average daily net assets. For the Insured California Portfolio, the Agreement provides for a fee at an annual rate of up to .55 of 1% of the first $200 million, .50 of 1% of the next $200 million and .45 of 1% in excess of $400 million of the Portfolio's average daily net assets.

Such fees are accrued daily and paid monthly. The Adviser has agreed, under the terms of the investment advisory agreement, to reimburse the Fund to the extent that the expenses of each of its Portfolios (exclusive of interest, taxes, brokerage, distribution fees, and extraordinary expenses) exceed the limits prescribed by any state in which that Portfolio's shares are qualified for sale. The most restrictive expense limitation is believed to be 2.5% of the first $30 million, 2% of the next $70 million, and 1.5% of the excess over $100 million of each Portfolio's average daily net assets. No such reimbursement was required for the year ended October31, 1995. For the year ended October 31, 1995 the Adviser voluntarily agreed to waive part of its advisory fee for the National, Insured National, New York, California and Insured California Portfolios.

The aggregate amounts of such fee waivers were: National Portfolio, $2,685,230; Insured National Portfolio, $273,143; New York Portfolio, $1,126,920; California Portfolio, $2,183,908; and Insured California, $71,127. Pursuant to the Advisory Agreement, the Fund paid $524,900 to the Adviser representing the cost of certain legal and accounting services provided to each Portfolio by the Adviser.

Each Portfolio compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Services Agreement for providing personnel and facilities to perform transfer agency services for each Portfolio. Such compensation amounted to $414,164 for the National Portfolio, $107,804 for the Insured National Portfolio, $170,159 for the New York Portfolio, $295,422 for the California Portfolio and $46,974 for the Insured California Portfolio.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's capital stock. The amount of front-end sales charges received by the Distributor from sales of the respective Portfolio's Class A shares for the year ended October 31, 1995 were: National Portfolio, $53,831; Insured National Portfolio, $24,091; New York Portfolio, $25,809; California Portfolio, $62,269; and Insured California Portfolio, $23,459. The amount of contingent deferred sales charge imposed upon redemptions by shareholders of Class B shares were: National Portfolio, $541,300; Insured National Portfolio, $117,707; New York Portfolio, $186,889; California Portfolio, $466,603; and Insured California Portfolio, $61,832.


28



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

NOTE C: DISTRIBUTION SERVICES AGREEMENT
Each Portfolio has adopted a Distribution Services Agreement (the 'Agreement') pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class A, Class B and Class C shares. Under the Agreement, each Portfolio pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of each Portfolio's average daily net assets attributable to the Class A shares and 1% of each Portfolio's average daily net assets attributable to the Class B and Class C shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:


PORTFOLIO                  CLASS B        CLASS C
------------------       ----------     ----------
National                 $4,580,693     $1,735,266
Insured National          1,879,251        582,379
New York                  2,854,710        614,470
California                4,648,912      1,398,507
Insured California        1,235,161        379,783


Such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term securities) for the year ended October 31, 1995 were:


PORTFOLIO                PURCHASES        SALES
-------------------    ------------   ------------
National               $820,502,524   $927,705,612
Insured National        406,379,755    422,533,212
New York                207,293,535    231,156,932
California              278,480,824    348,033,596
Insured California      145,424,337    139,179,922


At October 31, 1995, the cost of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation of investments for each Portfolio were as follows:


                                           GROSS UNREALIZED            NET
                                     ----------------------------   UNREALIZED
                         TAX COST    APPRECIATION  (DEPRECIATION)  APPRECIATION
                       ------------  ------------  --------------  ------------
National               $665,218,675   $34,065,198   $(3,364,613)   $30,700,585
Insured National        231,993,980    11,704,812      (124,424)    11,580,388
New York                292,444,938    15,478,345      (612,297)    14,866,048
California              702,410,507    28,674,454    (6,879,634)    21,794,820
Insured California      143,584,034     6,507,768      (499,100)     6,008,668


NOTE E: TAXES
For Federal income tax purposes at October 31, 1995, the Fund had capital loss carryforwards for the following Portfolios: $17,246,158 expiring in 2002 and $18,232,038 expiring in 2003 for the National Portfolio; $3,946,364 expiring in 2002 and $1,465,884 expiring in 2003 for the Insured National Portfolio; $1,550,512 expiring in 2002 and $10,545,470 expiring in 2003 for the New York Portfolio; $4,748,470 expiring in 2002 and $10,797,828 expiring in 2003 for the California Portfolio; and $3,908,925 expiring in 2002 for the Insured California Portfolio.


29



NOTES TO FINANCIAL STATEMENTS (CONTINUED)        ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

NOTE F: CAPITAL STOCK
There are 3,000,000,000 shares of $.001 par value capital stock authorized, designated Class A, Class B and Class C shares. There are 200,000,000 authorized shares for each Class.


                                         NATIONAL PORTFOLIO
                        -------------------------------------------------------
                                   SHARES                     AMOUNT
                        -------------------------  ----------------------------
                         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                         OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                            1995          1994          1995          1994
                        -----------  ------------  -------------  -------------
CLASS A
Shares sold              4,787,898     8,763,506   $ 47,317,764   $ 91,292,397
Shares issued in
  reinvestment of
  dividends and
  distributions          1,139,057     1,912,150     11,273,668     19,811,794
Shares redeemed         (9,571,534)   (9,648,259)   (93,714,112)   (98,831,346)
Net increase(decrease)  (3,644,579)    1,027,397   $(35,122,680)  $ 12,272,845

CLASS B
Shares sold              3,237,841    11,186,358   $ 31,671,965   $117,243,703
Shares issued in
  reinvestment of
  dividends and
  distributions            840,798     1,232,690      8,326,644     12,747,638
Shares redeemed         (6,546,335)   (5,399,812)   (63,976,163)   (55,318,876)
Net increase(decrease)  (2,467,696)    7,019,236   $(23,977,554)  $ 74,672,465

CLASS C
Shares sold              2,513,404    13,213,233   $ 24,850,658   $139,780,039
Shares issued in
  reinvestment of
  dividends and
  distributions            506,602       962,250      5,001,846     10,071,107
Shares redeemed         (6,842,684)  (13,675,221)   (66,509,646)  (140,376,636)
Net increase(decrease)  (3,822,678)      500,262   $(36,657,142)  $  9,474,510


30



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

                                     INSURED NATIONAL PORTFOLIO
                         ------------------------------------------------------
                                    SHARES                    AMOUNT
                         -------------------------  ---------------------------
                         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                         OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                            1995          1994          1995           1994
                         -----------  ------------  ------------  -------------
CLASS A
Shares sold               2,109,319     1,451,617   $19,729,676   $ 14,585,949
Shares issued in
  reinvestment of
  dividends and
  distributions             463,475       973,251     4,426,013      9,757,292
Shares redeemed          (3,272,946)   (2,555,318)  (30,921,711)   (25,044,847)
Net decrease               (700,152)     (130,450)  $(6,766,022)  $   (701,606)

CLASS B
Shares sold               1,180,257     2,319,991   $11,132,100   $ 23,387,769
Shares issued in
  reinvestment of
  dividends and
  distributions             173,416       303,499     1,661,573      3,033,047
Shares redeemed          (1,232,039)     (876,614)  (11,659,140)    (8,468,612)
Net increase                121,634     1,746,876   $ 1,134,533   $ 17,952,204

CLASS C
Shares sold                 488,859     3,170,564   $ 4,578,511   $ 32,420,564
Shares issued in
  reinvestment of
  dividends and
  distributions             107,163       203,843     1,023,246      2,055,363
Shares redeemed          (1,074,063)   (3,366,643)  (10,090,110)   (33,364,245)
Net increase(decrease)     (478,041)        7,764   $(4,488,353)  $  1,111,682


31



NOTES TO FINANCIAL STATEMENTS (CONTINUED)        ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

                                         NEW YORK PORTFOLIO
                       --------------------------------------------------------
                                  SHARES                      AMOUNT
                       --------------------------  ----------------------------
                        YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED
                        OCTOBER 31,   OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                           1995          1994           1995           1994
                       ------------  ------------  -------------  -------------
CLASS A
Shares sold              1,541,732     3,168,916   $ 14,097,320   $ 30,501,075
Shares issued in
  reinvestment of
  dividends and
  distributions            730,643       897,711      6,699,094      8,532,886
Shares redeemed         (4,026,816)   (4,249,500)   (36,382,127)   (39,961,104)
Net decrease            (1,754,441)     (182,873)  $(15,585,713)  $   (927,143)

CLASS B
Shares sold              1,765,580     4,324,083   $ 16,166,559   $ 41,717,290
Shares issued in
  reinvestment of
  dividends and
  distributions            330,093       303,825      3,029,271      2,878,860
Shares redeemed         (1,678,380)     (986,606)   (15,223,910)    (9,238,391)
Net increase               417,293     3,641,302   $  3,971,920   $ 35,357,759

CLASS C
Shares sold                774,912     3,280,476   $  7,137,932   $ 32,182,546
Shares issued in
  reinvestment of
  dividends and
  distributions            145,723       161,628      1,332,925      1,545,458
Shares redeemed         (1,539,788)   (3,230,822)   (13,864,030)   (31,232,876)
Net increase(decrease)    (619,153)      211,282   $ (5,393,173)  $  2,495,128


                                        CALIFORNIA PORTFOLIO
                       --------------------------------------------------------
                                 SHARES                       AMOUNT
                       --------------------------  ----------------------------
                        YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED
                        OCTOBER 31,   OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                           1995          1994           1995           1994
                       ------------  ------------  -------------  -------------
CLASS A
Shares sold              4,608,607     8,326,422   $ 45,697,476   $ 86,206,380
Shares issued in
  reinvestment of
  dividends and
  distributions          1,354,247     1,695,587     12,936,654     17,454,436
Shares redeemed        (10,053,974)   (8,870,972)   (97,704,751)   (89,991,938)
Net increase(decrease)  (4,091,120)    1,151,037   $(39,070,621)  $ 13,668,878

CLASS B
Shares sold              2,379,727     7,617,761   $ 23,517,537   $ 79,269,903
Shares issued in
  reinvestment of
  dividends and
  distributions            477,127       481,615      4,724,963      4,900,749
Shares redeemed         (3,973,996)   (2,654,651)   (38,724,734)   (26,837,236)
Net increase(decrease)  (1,117,142)    5,444,725   $(10,482,234)  $ 57,333,416


32



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

                                        CALIFORNIA PORTFOLIO
                         ------------------------------------------------------
                                   SHARES                      AMOUNT
                         ------------------------  ----------------------------
                         YEAR ENDED   YEAR ENDED     YEAR ENDED     YEAR ENDED
                         OCTOBER 31,  OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                             1995         1994          1995           1994
                         -----------  -----------  -------------  -------------
CLASS C
Shares sold               1,828,084    8,683,048   $ 18,294,426   $ 91,364,593
Shares issued in
  reinvestment of
  dividends and
  distributions             335,322      523,322      3,304,549      5,406,737
Shares redeemed          (4,758,478)  (8,982,706)   (46,141,026)   (92,322,611)
Net increase(decrease)   (2,595,072)     223,664   $(24,542,051)  $  4,448,719


                                      INSURED CALIFORNIA PORTFOLIO
                         ------------------------------------------------------
                                  SHARES                      AMOUNT
                         ------------------------  ----------------------------
                         YEAR ENDED   YEAR ENDED     YEAR ENDED     YEAR ENDED
                         OCTOBER 31,  OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                             1995         1994          1995           1994
                         -----------  -----------  -------------  -------------
CLASS A
Shares sold               1,612,641    1,853,715   $ 19,702,408   $ 24,454,733
Shares issued in
  reinvestment of
  dividends and
  distributions             201,630      409,982      2,542,607      5,430,477
Shares redeemed          (2,051,864)  (2,689,879)   (25,275,836)   (34,914,619)
Net decrease               (237,593)    (426,182)  $ (3,030,821)  $ (5,029,409)

CLASS B
Shares sold                 812,573      939,403   $ 10,053,570   $ 12,556,744
Shares issued in
  reinvestment of
  dividends and
  distributions              50,558      101,345        638,689      1,350,667
Shares redeemed            (859,461)    (445,132)   (10,363,603)    (5,789,369)
Net increase                  3,670      595,616   $    328,656   $  8,118,042

CLASS C
Shares sold                 474,208    1,151,303   $  5,898,558   $ 15,496,034
Shares issued in
  reinvestment of
  dividends and
  distributions              29,986       59,428        379,781        790,742
Shares redeemed            (486,148)  (1,273,601)    (5,771,671)   (16,908,024)
Net increase (decrease)      18,046      (62,870)   $   506,668   $   (621,248)


33



FINANCIAL HIGHLIGHTS                             ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

A                                                            NATIONAL PORTFOLIO
                                        ----------------------------------------------------------
                                                                   CLASS A
                                        ----------------------------------------------------------
                                                           YEAR ENDED OCTOBER 31,
                                        ----------------------------------------------------------
                                            1995        1994        1993        1992        1991
                                        ----------  ----------  ----------  ----------  ----------
Net asset value, beginning of year        $ 9.41      $11.05      $10.19      $ 9.96      $ 9.47

INCOME FROM INVESTMENT OPERATIONS
Net investment income                        .58**       .57**       .61**       .65**       .66**
Net realized and unrealized gain
  (loss) on investments                     1.04       (1.37)        .88         .28         .49
Net increase (decrease) in net asset
  value from operations                     1.62        (.80)       1.49         .93        1.15

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income        (.58)       (.57)       (.62)       (.65)       (.66)
Distributions in excess of net
  investment income                           -0-       (.03)         -0-         -0-         -0-
Distributions from net realized gains         -0-       (.24)       (.01)       (.05)         -0-
Total dividends and distributions           (.58)       (.84)       (.63)       (.70)       (.66)
Net asset value, end of year              $10.45      $ 9.41      $11.05      $10.19      $ 9.96

TOTAL RETURN
Total investment return based on net
  asset value(b)                           17.73%      (7.65)%     14.94%       9.60%      12.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year(000's omitted)  $338,311    $338,814    $386,484    $261,895    $207,167
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                           .71%        .62%        .65%        .83%        .75%
  Expenses, before waivers/
    reimbursements                          1.09%       1.09%       1.08%       1.11%       1.14%
  Net investment income, net of
    waivers/reimbursements                  5.84%       5.61%       5.69%       6.35%       6.81%
Portfolio turnover rate                      118%        110%        233%         86%         64%


See footnote summary on page 43.


34



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                NATIONAL PORTFOLIO
                                          --------------------------------------------------------------------------
                                                        CLASS B                               CLASS C
                                          ------------------------------------  ------------------------------------
                                                                 JAN. 4,1993*                            MAY 3,1993*
                                           YEAR ENDED OCTOBER 31,      TO        YEAR ENDED OCTOBER 31,      TO
                                          ----------------------   OCTOBER 31,  ----------------------   OCTOBER 31,
                                             1995        1994         1993         1995        1994         1993
                                          ----------  ----------  ------------  ----------  ----------  ------------
Net asset value, beginning of period         $9.41      $11.05      $10.43         $9.41      $11.05      $10.70

INCOME FROM INVESTMENT OPERATIONS
Net investment income                          .51**       .50**       .44**         .51**       .50**       .26**
Net realized and unrealized gain
  (loss) on investments                       1.04       (1.38)        .63          1.04       (1.38)        .36
Net increase (decrease) in net asset
value from operations                         1.55        (.88)       1.07          1.55        (.88)        .62

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income          (.51)       (.50)       (.45)         (.51)       (.50)       (.27)
Distributions in excess of net
  investment income                             -0-       (.02)         -0-           -0-       (.02)         -0-
Distributions from net realized gains           -0-       (.24)         -0-           -0-       (.24)         -0-
Total dividends and distributions             (.51)       (.76)       (.45)         (.51)       (.76)       (.27)
Net asset value, end of period              $10.45       $9.41      $11.05        $10.45       $9.41      $11.05

TOTAL RETURN
Total investment return based on net
asset value(b)                               16.91%      (8.34)%     10.43%        16.93%      (8.33)%      5.84%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(000's omitted)  $252,357    $250,391    $216,489      $108,068    $133,249    $150,953
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                            1.42%       1.32%       1.36%(a)      1.41%       1.31%       1.36%(a)
  Expenses, before waivers/
    reimbursements                            1.80%       1.80%       1.78%(a)      1.78%       1.79%       1.78%(a)
  Net investment income, net of
    waivers/reimbursements                    5.13%       4.91%       4.59%(a)      5.16%       4.89%       4.17%(a)
Portfolio turnover rate                        118%        110%        233%          118%        110%        233%


See footnote summary on page 43.


35



FINANCIAL HIGHLIGHTS (CONTINUED)                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                         INSURED NATIONAL PORTFOLIO
A                                         ----------------------------------------------------------
                                                                    CLASS A
                                         ----------------------------------------------------------
                                                           YEAR ENDED OCTOBER 31,
                                         ----------------------------------------------------------
                                             1995        1994        1993        1992        1991
                                         ----------  ----------  ----------  ----------  ----------
Net asset value, beginning of year         $ 8.96      $10.76      $ 9.87      $ 9.88      $ 9.39

INCOME FROM INVESTMENT OPERATIONS
Net investment income                         .51**       .53**       .56**       .60**       .61**
Net realized and unrealized gain
  (loss) on investments                      1.13       (1.40)        .96         .15         .49
Net increase (decrease) in net asset
  value from operations                      1.64        (.87)       1.52         .75        1.10

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income         (.51)       (.53)       (.57)       (.60)       (.61)
Distributions in excess of net
  investment income                          (.02)       (.01)         -0-         -0-         -0-
Distributions from net realized gains          -0-       (.39)       (.06)       (.16)         -0-
Total dividends and distributions            (.53)       (.93)       (.63)       (.76)       (.61)
Net asset value, end of year               $10.07      $ 8.96      $10.76      $ 9.87      $ 9.88

TOTAL RETURN
Total investment return based on net
  asset value(b)                            18.72%      (8.69)%     15.82%       7.88%      12.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year(000's omitted)   $165,548    $153,656    $185,876    $149,632    $130,723
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                           1.01%        .66%        .73%        .81%        .92%
  Expenses, before waivers/
    reimbursements                           1.12%       1.11%       1.11%       1.12%       1.17%
  Net investment income, net of
    waivers/reimbursements                   5.37%       5.40%       5.40%       6.04%       6.34%
Portfolio turnover rate                       171%        149%        165%        105%         96%


See footnote summary on page 43.


36



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 INSURED NATIONAL PORTFOLIO
                                          --------------------------------------------------------------------------
                                                        CLASS B                               CLASS C
                                          ------------------------------------  ------------------------------------
                                                                  JAN. 4,1993*                           MAY 3,1993*
                                           YEAR ENDED OCTOBER 31,      TO        YEAR ENDED OCTOBER 31,      TO
                                          ----------------------   OCTOBER 31,  ----------------------   OCTOBER 31,
                                             1995        1994         1993         1995        1994         1993
                                          ----------  ----------  ------------  ----------  ----------  ------------
Net asset value, beginning of period        $ 8.96      $10.76      $10.10        $ 8.96      $10.76      $10.41

INCOME FROM INVESTMENT OPERATIONS
Net investment income                          .45**       .46**       .40**         .45**       .46**       .24**
Net realized and unrealized gain
  (loss) on investments                       1.12       (1.40)        .66          1.12       (1.40)        .35
Net increase (decrease) in net asset
  value from operations                       1.57        (.94)       1.06          1.57        (.94)        .59

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income          (.45)       (.46)       (.40)         (.45)       (.46)       (.24)
Distributions in excess of net
  investment income                           (.01)       (.01)         -0-         (.01)       (.01)         -0-
Distributions from net realized gains           -0-       (.39)         -0-           -0-       (.39)         -0-
Total dividends and distributions             (.46)       (.86)       (.40)         (.46)       (.86)       (.24)
Net asset value, end of period              $10.07      $ 8.96      $10.76        $10.07      $ 8.96      $10.76

TOTAL RETURN
Total invesment return based on net
  asset value(b)                             17.91%      (9.38)%     10.68%        17.91%      (9.38)%      5.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(000's omitted)   $58,990     $51,439     $42,954       $22,265     $24,112     $28,862
Ratio to average net assets of
  Expenses, net of waivers/
    reimbursements                            1.72%       1.37%       1.45%(a)      1.71%       1.36%       1.45%(a)
  Expenses, before waivers/
    reimbursements                            1.83%       1.82%       1.83%(a)      1.82%       1.81%       1.83%(a)
  Net investment income, net of
    waivers/reimbursements                    4.65%       4.71%       4.31%(a)      4.69%       4.68%       3.98%(a)
Portfolio turnover rate                        171%        149%        165%          171%        149%        165%


See footnote summary on page 43.


37



FINANCIAL HIGHLIGHTS (CONTINUED)                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                             NEW YORK PORTFOLIO
                                         ----------------------------------------------------------
                                                                    CLASS A
                                         ----------------------------------------------------------
                                                           YEAR ENDED OCTOBER 31,
                                         ----------------------------------------------------------
                                             1995        1994        1993        1992        1991
                                         ----------  ----------  ----------  ----------  ----------
Net asset value, beginning of year         $ 8.72      $10.17      $ 9.53      $ 9.30      $ 8.78

INCOME FROM INVESTMENT OPERATIONS
Net investment income                         .55**       .55**       .57**       .60**       .62**
Net realized and unrealized gain
  (loss) on investments                       .90       (1.40)        .79         .24         .52
Net increase (decrease) in net asset
  value from operations                      1.45        (.85)       1.36         .84        1.14

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income         (.55)       (.55)       (.58)       (.60)       (.62)
Distributions in excess of net
  investment income                            -0-       (.01)         -0-         -0-         -0-
Distributions from net realized gains          -0-       (.04)       (.14)       (.01)         -0-
Total dividends and distributions            (.55)       (.60)       (.72)       (.61)       (.62)
Net asset value, end of year               $ 9.62      $ 8.72      $10.17      $ 9.53      $ 9.30

TOTAL RETURN
Total investment return based on net
  asset value(b)                            17.10%      (8.76)%     14.71%       9.39%      13.36%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year(000's omitted)   $183,987    $182,170    $214,259    $162,549    $136,484
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                            .75%        .66%        .68%        .70%        .65%
  Expenses, before waivers/
    reimbursements                           1.12%       1.11%       1.13%       1.13%       1.20%
  Net investment income, net of
    waivers/reimbursements                   5.93%       5.75%       5.76%       6.37%       6.81%
Portfolio turnover rate                        69%         69%         63%         69%         48%


See footnote summary on page 43.


38



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    NEW YORK PORTFOLIO
                                          --------------------------------------------------------------------------
                                                        CLASS B                               CLASS C
                                          ------------------------------------  ------------------------------------
                                                                  JAN. 4,1993*                           MAY 3,1993*
                                           YEAR ENDED OCTOBER 31,      TO        YEAR ENDED OCTOBER 31,      TO
                                          ----------------------   OCTOBER 31,  ----------------------   OCTOBER 31,
                                             1995        1994         1993         1995        1994         1993
                                          ----------  ----------  ------------  ----------  ----------  ------------
Net asset value, beginning of period        $ 8.72      $10.17      $ 9.61        $ 8.72      $10.17      $ 9.89

INCOME FROM INVESTMENT OPERATIONS
Net investment income                          .48**       .48**       .41**         .48**       .48**       .24**
Net realized and unrealized gain
  (loss) on investments                        .90       (1.41)        .56           .90       (1.41)        .29
Net increase (decrease) in net asset
  value from operations                       1.38        (.93)        .97          1.38        (.93)        .53

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income          (.48)       (.47)       (.41)         (.48)       (.47)       (.25)
Distributions in excess of net
  investment income                             -0-       (.01)         -0-           -0-       (.01)         -0-
Distributions from net realized gains           -0-       (.04)         -0-           -0-       (.04)         -0-
Total dividends and distributions             (.48)       (.52)       (.41)         (.48)       (.52)       (.25)
Net asset value, end of period              $ 9.62      $ 8.72      $10.17        $ 9.62      $ 8.72      $10.17

TOTAL RETURN
Total investment return based on net
  asset value(b)                             16.19%      (9.44)%     10.29%        16.19%      (9.44)%      5.37%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year(000's omitted)     $94,400     $81,941     $58,504       $32,259     $34,646     $38,245
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                            1.45%       1.36%       1.39%(a)      1.44%       1.36%       1.38%(a)
  Expenses, before waivers/
    reimbursements                            1.83%       1.82%       1.84%(a)      1.82%       1.81%       1.84%(a)
  Net investment income, net of
    waivers/reimbursements                    5.21%       5.05%       4.70%(a)      5.24%       5.03%       4.42%(a)
Portfolio turnover rate                         69%         69%         63%           69%         69%         63%


See footnote summary on page 43.


39



FINANCIAL HIGHLIGHTS (CONTINUED)                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                              CALIFORNIA PORTFOLIO
                                         ----------------------------------------------------------
                                                                    CLASS A
                                         ----------------------------------------------------------
                                                           YEAR ENDED OCTOBER 31,
                                         ----------------------------------------------------------
                                             1995        1994        1993        1992        1991
                                         ----------  ----------  ----------  ----------  ----------
Net asset value, beginning of year         $ 9.43      $10.90      $10.06      $ 9.97      $ 9.58

INCOME FROM INVESTMENT OPERATIONS
Net investment income                         .59**       .59**       .61**       .65**       .67**
Net realized and unrealized gain
  (loss) on investments                      1.02       (1.41)        .85         .13         .39
Net increase (decrease) in net asset
  value from operations                      1.61        (.82)       1.46         .78        1.06

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income         (.59)       (.59)       (.61)       (.65)       (.67)
Distributions from net realized gains          -0-       (.06)       (.01)       (.04)         -0-
Total dividends and distributions            (.59)       (.65)       (.62)       (.69)       (.67)
Net asset value, end of year               $10.45      $ 9.43      $10.90      $10.06      $ 9.97

TOTAL RETURN
Total investment return based on net
  asset value(b)                            17.55%      (7.73)%     14.90%       8.05%      11.42%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year(000's omitted)   $478,535    $470,308    $531,293    $361,661    $228,755
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                            .74%        .64%        .74%        .59%        .39%
  Expenses, before waivers/
    reimbursements                           1.04%       1.05%       1.06%       1.07%       1.11%
  Net investment income, net of
    waivers/reimbursements                   5.90%       5.78%       5.74%       6.38%       6.80%
Portfolio turnover rate                        39%         45%         83%         77%        106%


See footnote summary on page 43.


40



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                     CALIFORNIA PORTFOLIO
                                          --------------------------------------------------------------------------
                                                        CLASS B                               CLASS C
                                          ------------------------------------  ------------------------------------
                                                                  JAN. 4,1993*                           MAY 3,1993*
                                           YEAR ENDED OCTOBER 31,      TO        YEAR ENDED OCTOBER 31,      TO
                                          ----------------------   OCTOBER 31,  ----------------------   OCTOBER 31,
                                             1995        1994         1993         1995        1994         1993
                                          ----------  ----------  ------------  ----------  ----------  ------------
Net asset value, beginning of period        $ 9.43     $10.90      $10.27        $ 9.43      $10.90      $10.54

INCOME FROM INVESTMENT OPERATIONS
Net investment income                          .51**       .52**       .44**         .51**       .52**       .26**
Net realized and unrealized gain
  (loss) on investments                       1.02       (1.41)        .63          1.02       (1.41)        .36
Net increase (decrease) in net asset
  value from operations                       1.53        (.89)       1.07          1.53        (.89)        .62

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income          (.51)       (.52)       (.44)         (.51)       (.52)       (.26)
Distributions from net realized gains           -0-       (.06)         -0-           -0-       (.06)         -0-
Total dividends and distributions             (.51)       (.58)       (.44)         (.51)       (.58)       (.26)
Net asset value, end of period              $10.45      $ 9.43      $10.90        $10.45      $ 9.43      $10.90

TOTAL RETURN
Total investment return based on net
  asset value(b)                             16.64%      (8.43)%     10.60%        16.64%      (8.43)%      5.98%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(000's omitted)  $166,759    $160,879    $126,688       $87,793    $103,622    $117,379
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                            1.45%       1.35%       1.44%(a)      1.44%       1.34%       1.44%(a)
  Expenses, before waivers/
    reimbursements                            1.75%       1.75%       1.78%(a)      1.74%       1.75%       1.78%(a)
  Net investment income, net of
    waivers/reimbursements                    5.19%       5.07%       4.66%(a)      5.22%       5.06%       4.42%(a)
Portfolio turnover rate                         39%         45%         83%           39%         45%         83%


See footnote summary on page 43.


41



FINANCIAL HIGHLIGHTS (CONTINUED)                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                        INSURED CALIFORNIA PORTFOLIO
                                         ----------------------------------------------------------
                                                                    CLASS A
                                         ----------------------------------------------------------
                                                           YEAR ENDED OCTOBER 31,
                                         ----------------------------------------------------------
                                             1995        1994        1993        1992        1991
                                         ----------  ----------  ----------  ----------  ----------
Net asset value, beginning of year         $11.79      $14.25      $12.99      $12.80      $12.19

INCOME FROM INVESTMENT OPERATIONS
Net investment income                         .68**       .69**       .70**       .76**       .77**
Net realized and unrealized gain
  (loss) on investments                      1.54       (1.99)       1.30         .18         .61
Net increase (decrease) in net asset
  value from operations                      2.22       (1.30)       2.00         .94        1.38

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income         (.68)       (.69)       (.71)       (.75)       (.77)
Dividends in excess of net
  investment income                          (.01)         -0-         -0-         -0-         -0-
Distributions from net realized gains          -0-       (.47)       (.03)         -0-         -0-
Total dividends and distributions            (.69)      (1.16)       (.74)       (.75)       (.77)
Net asset value, end of year               $13.32      $11.79      $14.25      $12.99      $12.80

TOTAL RETURN
Total investment return based on net
  asset value(b)                            19.29%      (9.73)%     15.64%       7.52%      11.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year(000's omitted)   $103,940     $94,857    $120,734     $90,477     $69,757
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                           1.04%        .82%        .94%        .78%        .79%
  Expenses, before waivers/
    reimbursements                           1.09%       1.08%       1.08%       1.09%       1.20%
  Net investment income, net of
    waivers/reimbursements                   5.34%       5.29%       5.06%       5.77%       6.13%
Portfolio turnover rate                       103%        100%        186%         60%         59%


See footnote summary on page 43.


42



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                INSURED CALIFORNIA PORTFOLIO
                                          --------------------------------------------------------------------------
                                                        CLASS B                               CLASS C
                                          ------------------------------------  ------------------------------------
                                                                  JAN. 4,1993*                           MAY 3,1993*
                                           YEAR ENDED OCTOBER 31,      TO        YEAR ENDED OCTOBER 31,      TO
                                          ----------------------   OCTOBER 31,  ----------------------   OCTOBER 31,
                                             1995        1994         1993         1995        1994         1993
                                          ----------  ----------  ------------  ----------  ----------  ------------
Net asset value, beginning of period        $11.79      $14.25      $13.37        $11.79      $14.25      $13.78

INCOME FROM INVESTMENT OPERATIONS
Net investment income                          .58**       .60**       .49**         .58**       .60**       .29**
Net realized and unrealized gain
  (loss) on investments                       1.54       (2.00)        .89          1.54       (2.00)        .48
Net increase (decrease) in net asset
  value from operations                       2.12       (1.40)       1.38          2.12       (1.40)        .77

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income          (.58)       (.59)       (.50)         (.58)       (.59)       (.30)
Distributions in excess of net
  investment income                           (.01)         -0-         -0-         (.01)         -0-         -0-
Distributions from net realized gains           -0-       (.47)         -0-           -0-       (.47)         -0-
Total dividends and distributions             (.59)      (1.06)       (.50)         (.59)      (1.06)       (.30)
Net asset value, end of period              $13.32      $11.79      $14.25        $13.32      $11.79      $14.25

TOTAL RETURN
Total investment return based on net
  asset value(b)                             18.35%     (10.43)%     10.43%        18.35%     (10.43)%      5.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(000's omitted)   $27,816     $24,591     $21,234       $14,323     $12,472     $15,971
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                            1.74%       1.53%       1.65%(a)      1.74%       1.52%       1.65%(a)
  Expenses, before waivers/
    reimbursements                            1.80%       1.78%       1.79%(a)      1.79%       1.77%       1.79%(a)
  Net investment income, net of
    waivers/reimbursements                    4.61%       4.60%       3.85%(a)      4.64%       4.59%       3.74%(a)
Portfolio turnover rate                        103%        100%        186%          103%        100%        186%


*   Commencement of distribution.

**  Net of fee waived and expenses reimbursed by the Adviser.

(a) Annualized

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period less than one year is not annualized.


43



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                             ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE MUNICIPAL INCOME FUND, INC.

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of Alliance Municipal Income Fund, Inc. (comprising, respectively, the National, Insured National, New York, California, and Insured California Portfolios) as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Alliance Municipal Income Fund, Inc. at October 31, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

Ernst & Young LLP

New York, New York
December 8, 1995



FEDERAL TAX INFORMATION (UNAUDITED)
_______________________________________________________________________________

In accordance with Federal Requirements, the Fund designates substantially all the dividends paid from investment income-net during the fiscal year ended October 31, 1995 as 'exempt-interest dividends.'

As required by Federal regulations, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends and capital gains distributions paid (if any) for the 1995 calendar year early in 1996.

________________________________________________________________

          APPENDIX A: BOND AND COMMERCIAL PAPER RATINGS
________________________________________________________________


Standard & Poor's Bond Ratings

         A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories.

         Debt rated "BB", "B", "CCC" or "CC" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default and payments of interest and/or repayment of principal are in arrears.

         The ratings from "AAA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

         Excerpts from Moody's description of its municipal bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa
- considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured and have speculative characteristics as well; Ba, B, Caa, Ca, C - protection of interest and principal payments is questionable; Ba indicates some speculative elements while Ca represents a high degree of speculation and C represents the lowest rated class of bonds; Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

Short-Term Municipal Loans

         Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

         S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities
and Commercial Paper

         "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and "A-1+" and "A-1" are the two highest ratings for commercial paper assigned by S&P (S&P does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime", while S&P uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by S&P have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

Fitch Investors Service Bond Ratings

         AAA. Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

         AA. Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien--in many cases directly following an AAA security--or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

         A. A securities are strong investments and in many cases of highly active market, but are not so heavily protected as the two upper classes or possibly are of similar security but less quickly salable. As a class they are more sensitive in standing and market to material changes in current earnings of the company. With favoring conditions such securities are likely to work into a high rating, but in occasional instances changes cause the rating to be lowered.

         BBB. BBB rated bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

Fitch Commercial Paper and
Certificate of Deposit Ratings

         Fitch Commercial Paper Ratings are assigned at the request of an issuer to debt obligations with an original maturity not in excess of 270 days. The ratings reflect Fitch current appraisal of the degree of assurance of timely payment of such debt. Fitch compensated for this service by an annual fee paid by the issuer under a contractual agreement which specifies among other things that ratings may be changed or withdrawn at any time if, in Fitch's sole judgement, changing circumstances warrant such action.

         Fitch Certificate of Deposit ratings are assigned at the request of the issuer to deposits with maturities of up to three years. Ratings apply to uninsured principal and interest and reflect only those credit characteristics inherent in certificates of deposit. Such ratings should be considered only in the context of ratings assigned to certificates of deposit and not to ratings which may be assigned to non-deposit liabilities. Ratings for Cds with maturities over 3 years will be assigned bond rating symbols. For definitions refer to page 1 of the Rating Register.

         Fitch commercial paper ratings are grouped into four categories, two of which are defined below:

         Fitch-1   (Highest Grade) Commercial paper assigned this
rating is regarded as having the strongest degree of assurance for timely payment.

         Fitch-2   (Very Good Grade) issues assigned this rating
reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Fitch Investment Note Ratings

         Fitch investment Note Ratings are grouped into four categories with the indicated symbols. The ratings on notes with maturities generally up to three years reflect Fitch's current appraisal of the degree of assurance of timely payment, whatever the source.

          FIN-1 -- Notes assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          FIN-2 -- Notes assigned this rating reflect a degree of assurance for timely payment only slightly less in degree than the highest category.

          A plus symbol may be used in the three highest categories to indicate relative standing. The Note Ratings will usually correspond with Bond Ratings, although certain security enhancements or market access may mean that notes will not track bond.

Further Rating Distinctions

          While ratings provide an assessment of the obligor's capacity to pay debt service, it should be noted that the definition of obligor expands as layers of security are added. If municipal securities are guaranteed by third parties then the "underlying" issuers as well as the "primary" issuer will be evaluated during the rating process. In some cases, depending on the scope of the guaranty, such as bond insurance, bank letters of credit or collateral, the credit enhancement will provide the sole basis for the rating given.

Minimum Rating(s) Requirements

          For minimum rating(s) requirements for the Portfolios' securities, please refer to "Description of Portfolio(s):
Municipal Securities - Further Information" in the Prospectuses.

________________________________________________________________

        APPENDIX B: FUTURES CONTRACTS AND RELATED OPTIONS
________________________________________________________________


Futures Contracts.

          Each Portfolio may enter into contracts for the purchase or sale for future delivery of municipal securities or U.S. Government Securities, or contracts based on financial indices including any index of municipal securities or U.S. Government Securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

          At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

          At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

          Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

Interest Rate Futures.

          The purpose of the acquisition or sale of a futures contract, in the case of a portfolio, such as the Portfolios of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

          Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent the Portfolio enters into futures contracts for this purpose, the assets in the segregated account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high-quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

          The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

          In addition, futures contracts entail risks. Although each Portfolio believes that use of such contracts will benefit the Portfolio, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts.

          Each Portfolio intends to purchase and write options on futures contracts for hedging purposes. The Portfolios are not commodity pools and all transactions in futures contracts and options on futures contracts engaged in by the Portfolios must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, a Portfolio that has written a call will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon the exercise of futures contract or securities comprising an index. If the futures price at the expiration of the option is higher than the exercise price, a Portfolio that has written a put will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which it intends to purchase. If a put or call option a Portfolio has written is exercised, that Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

          The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

________________________________________________________________

APPENDIX C:  OPTIONS ON MUNICIPAL AND U.S. GOVERNMENT SECURITIES
________________________________________________________________

Options on Municipal and U.S. Government Securities

         Each Portfolio will only write "covered" put and call options on municipal securities and U.S. Government Securities, unless such options are written for cross-hedging purposes. The manner in which such options will be deemed "covered" is described in the Prospectus under the hedging "Investment Policies and Restrictions -- Additional Investment Policies -- Options on Municipal and U.S. Government Securities."

         The writer of an option may have no control when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

         The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction". This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         Effecting a closing transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to purchase the option; a Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to purchase the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

         An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("National Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on a National Exchange, (v) the facilities of an National Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National Exchange that had been issued by the Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.

         Each Portfolio may write options in connection with buy-and-write transactions; that is, a Portfolio may purchase a security and then write a call option against that security. The exercise price of the call a Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and a Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

         Each Portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         Each Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio.














































                               C-4
00250011.AF7